UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HOWMET AEROSPACE

2024
Notice of Annual Meeting of Shareholders and Proxy Statement

MAY 22, 2024

Howmet Aerospace: Who We Are

OUR VISION **We are a company of innovators and makers. We are transforming the future with high-performance engineered solutions that are paired with advanced manufacturing expertise.**

OUR MISSION Leverage our differentiated technologies to reduce the carbon footprint of our customers by delivering products that enable lighter, more fuel-efficient aircraft and commercial vehicles, and enable sustainable power generation.

WHAT WE DO Howmet Aerospace is a manufacturer of high-performance advanced engineered solutions for the aerospace, defense, and transportation markets.

Engine Products

Produce components enabling quieter, cleaner and more fuel-efficient aerospace engines and industrial gas turbines.

Fastening Systems

Make aerospace and industrial fasteners to hold together aircraft, jet engines, commercial trucks, wind turbines, solar panels, and more.

Engineered Structures

Manufacture advanced, multi-material parts that make aircraft and vehicles lighter and more fuel-efficient.

Forged Wheels

Forge strong aluminum wheels that allow commercial trucks to run lighter and more fuel-efficiently.

HOW WE OPERATE As **One Team**, with **One Direction**, using **One Plan**.

Value Our People
- Emphasize health and safety.
- Foster a "speak up" culture.
- Embrace a diverse and inclusive work environment.
- Support the communities where we operate.

Drive Operational Excellence
- Lead with integrity.
- Continuously improve operations.
- Focus on the few things that matter.
- Align to win together.
- Deliver value to shareholders.

Win With Our Customers
- Collaborate to solve customer challenges.
- Innovate for our customers' success.
- Deliver with quality.
- Act with our customers in mind.

Copyright 2024 © Howmet Aerospace. All rights reserved.

Letter to Our Shareholders
DEAR HOWMET AEROSPACE SHAREHOLDERS:
We are pleased to invite you to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Howmet Aerospace Inc., which will be held virtually via live webcast on Wednesday, May 22, 2024, at 12:00 p.m. Eastern Time.
We believe hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.
We are pleased to present you with our 2024 Proxy Statement, which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. We encourage you to read the Proxy Statement carefully and vote your shares in accordance with the instructions included herein.
We also encourage you to review our 2023 Annual Report for more information on the Company’s performance. We are proud of our progress and achievements in 2023 and are encouraged by the opportunities 2024 presents. Your vote is very important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted.
Thank you for being a shareholder of Howmet Aerospace. On behalf of the Board of Directors and employees of the Company, we appreciate your continued support.
Sincerely,
	John C. Plant Executive Chairman and Chief Executive Officer	James F. Albaugh Independent Lead Director
April 8, 2024

Notice of 2024 Annual Meeting
of Shareholders
Meeting Information
Logistics

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Wednesday, May 22, 2024 12:00 p.m. Eastern Time	www.virtualshareholdermeeting.com/HWM2024	Shareholders of record of Howmet Aerospace common stock as of the close of business on March 25, 2024 are entitled to vote at the meeting.
Items of Business
Agenda		Board Recommendation	See Page
1.	Election of 10 Directors to Serve a One-Year Term Expiring at the 2025 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2024	FOR	43
3.	Advisory Vote to Approve Executive Compensation	FOR	46
4.	Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated	FOR	75
5.	Shareholder Proposal regarding Shareholder Opportunity to Vote on Excessive Golden Parachutes, if properly presented	AGAINST	87
6.	Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof
Shareholders will be able to virtually attend the Annual Meeting, vote their shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2024 and entering their 16-digit control number. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.
Voting

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Attend the virtual meeting and vote online

For further information about how to participate in the meeting via live webcast, and how to submit questions and vote your shares during the live webcast, please see the “Questions and Answers About the Annual Meeting and Voting” and “Additional Details Regarding the Virtual Annual Meeting” sections of the proxy statement.

A complete list of shareholders entitled to vote at the meeting will be available for examination during the meeting at www.virtualshareholdermeeting.com/HWM2024.
On behalf of Howmet Aerospace’s Board of Directors, Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary April 8, 2024

ii	PROXY STATEMENT
1	PROXY SUMMARY
1	2024 Annual Meeting of Shareholders
1	Voting Matters and Board Recommendations
1	How to Vote Your Shares
2	2023 Financial and Operating Highlights
3	Director Nominees
4	Environmental, Social and Governance (ESG) Highlights
5	Executive Compensation Highlights
6	ITEM 1—ELECTION OF DIRECTORS
7	Summary of Director Diversity and Attributes
8	Director Nominees
15	Board Composition and Refreshment
15	Board Diversity
15	Director Tenure Policy
16	Nominating Board Candidates—Procedures and Director Qualifications
16	Minimum Qualification for Director Nominees and Board Member Attributes
17	Process of Evaluation of Director Candidates
17	Shareholder Recommendations for Director Nominees
17	Shareholder Nominations
19	DIRECTOR COMPENSATION
19	Director Fees
20	Directors’ Alignment with Shareholders
20	Stock Ownership Guideline for Directors
21	Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging
21	2023 Director Compensation
22	Director Deferral Program
23	ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
25	CORPORATE GOVERNANCE
26	The Structure and Role of the Board of Directors
26	Board Leadership Structure
28	The Board’s Role in Company Oversight
29	The Board’s Role in Risk Oversight
31	Committees of the Board
33	Board Meetings and Attendance
33	Director Orientation and Continuing Education
34	Board, Committee and Director Evaluations
34	Shareholder Engagement
36	Communications with Directors
36	Director Independence
37	Voting for Directors
37	Related Person Transactions
37	Review, Approval and Ratification of Transactions with Related Persons
38	Transactions with Related Persons in 2023
38	Compensation Committee Interlocks and Insider Participation
38	Compensation Consultants
38	Recovery of Incentive Compensation
39	Code of Conduct and Code of Ethics
39	Our Corporate Governance Documents
40	STOCK OWNERSHIP INFORMATION
40	Stock Ownership of Certain Beneficial Owners
41	Stock Ownership of Directors and Executive Officers
42	Section 16(a) Beneficial Ownership Reporting Compliance
43	ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
44	Report of the Audit Committee
45	Audit and Non-Audit Fees
46	ITEM 3—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
46	Compensation Committee Report
47	EXECUTIVE COMPENSATION
47	Compensation Discussion and Analysis
48	Summary of Key 2023 Inputs and Decisions
50	Compensation Philosophy and Design
56	2023 Annual Cash Incentive Compensation Plan Design, Targets and Results
57	2023 Long-Term Incentives
59	2023 Individual Compensation Arrangements and Performance-Based Pay Decisions
60	Compensation Tables
60	2023 Summary Compensation Table
61	2023 Grants of Plan-Based Awards
62	2023 Outstanding Equity Awards at Fiscal Year-End
63	2023 Option Exercises and Stock Vested
63	2023 Pension Benefits
64	2023 Nonqualified Deferred Compensation
65	Potential Payments Upon Termination or Change in Control
68	2023 CEO Pay Ratio
69	2023 Pay Versus Performance (“PvP”)
75	ITEM 4—APPROVAL OF THE HOWMET AEROSPACE STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
87	ITEM 5—SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER OPPORTUNITY TO VOTE ON EXCESSIVE GOLDEN PARACHUTES
91	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
97	Additional Details regarding the Virtual Annual Meeting
A-1	ATTACHMENTS
A-1	Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
B-1	Attachment B—Howmet Aerospace Inc. Peer Group Companies
C-1	Attachment C—Calculation of Financial Measures
D-1	Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   i

Proxy Statement
The Board of Directors of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) is providing this proxy statement in connection with Howmet Aerospace’s 2024 Annual Meeting of Shareholders to be held on Wednesday, May 22, 2024 at 12:00 p.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/HWM2024. Shareholders may attend the virtual meeting, vote their shares and submit questions during the meeting. There will be no physical in-person meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2024
The Notice of 2024 Annual Meeting of Shareholders, Proxy Statement and 2023 Annual Report are available at www.proxyvote.com.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about April 8, 2024. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
Forward-Looking Statements
This proxy statement contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “goal”, “guidance”, “intends”, “may”, “outlook”, “plans”, “projects”, “seeks”, “sees”, “should”, “targets”, “will”, “would”, or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, forecasts and outlook relating to the condition of end markets; future financial results, operating performance, or estimated or expected future capital expenditures; future strategic actions; the Company’s strategies, outlook, and business and financial prospects; and expectations relating to environmental, social or governance matters. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include the risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2023. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.
Website References
No websites that are cited or referred to in this proxy statement shall be deemed to form a part of, or to be incorporated by reference into, this proxy statement or any of our filings with the SEC.

ii   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2023 Annual Report of Howmet Aerospace Inc. before you vote.
2024 ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Record Date and Voting:
Wednesday, May 22, 2024 12:00 p.m. Eastern Time
March 25, 2024
Howmet Aerospace shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 25, 2024, the record date for the Annual Meeting, there were 408,382,588 shares of common stock outstanding and expected to be entitled to vote at the 2024 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2024 Annual Meeting.

Virtual Meeting—Live Webcast:
www.virtualshareholdermeeting.com/HWM2024 There will be no physical in-person meeting.
Additional Information: Please see “Questions and Answers About the Annual Meeting and Voting” on page 91 and “Additional Details Regarding the Virtual Annual Meeting” on page 97 for more details.
Voting Matters and Board Recommendations

The Board of Directors recommends that you vote as follows:
Voting Matters		Unanimous Board Recommendation	Page Reference (for more detail)
1.	Election of 10 Directors to Serve a One-Year Term Expiring at the 2025 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2024	FOR	43
3.	Advisory Vote to Approve Executive Compensation	FOR	46
4.	Approval of the Howmet Aerospace Stock Incentive Plan, As Amended and Restated	FOR	75
5.	Shareholder Proposal regarding Shareholder Opportunity to Vote on Excessive Golden Parachutes	AGAINST	87
How to Vote Your Shares

Shareholders of Record or Registered Shareholders can vote by:

By Internet	By Phone	By Mail	During the Annual Meeting
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free from the U.S., U.S. territories or Canada, 24/7, 1 (800) 690-6903.	Mark, Sign, Date and Return your proxy card or voting instruction form in the enclosed envelope.	Attend the virtual 2024 Annual Meeting online. See page 91 for instructions on how to attend and vote online.
Please see the “Questions and Answers About the Annual Meeting and Voting” on page 91 and “Additional Details Regarding the Virtual Annual Meeting” on page 97 for more details.
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other organization.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   1

Proxy Summary—2023 Financial and Operating Highlights

2023 Financial and Operating Highlights
Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation. Howmet Aerospace’s technological capabilities support the innovation and growth of next-generation aerospace programs. Its differentiated technologies enable lighter, more fuel-efficient aircraft and commercial trucks to operate with a lower carbon footprint and support more sustainable air and ground transportation. Howmet Aerospace has four reportable segments, which are organized by product on a worldwide basis:
Financial and Operating Highlights (in millions, except per share amounts)	2023	2022
Sales	$6,640	$5,663
Net income	$765	$469
Net income excluding special items*	$766	$593
Adjusted EBITDA excluding special items*	$1,508	$1,276
Cash provided from operations	$901	$733
Cash used for financing activities	$(868)	$(526)
Cash used for investing activities	$(215)	$(135)
Free cash flow*	$682	$540
Total assets	$10,428	$10,255
Total liabilities	$6,391	$6,654
Common stock outstanding (on December 31)	410	412
Per common share data
Diluted earnings per share	$1.83	$1.11
Diluted earnings per share excluding special items*	$1.84	$1.40
Dividends paid per share	$0.17	$0.10

*
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

2023 Revenue by Market	2023 Revenue by Segment

2   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Proxy Summary—Director Nominees

Director Nominees
				Committee Memberships					Other Current Public Company Boards
Name and Professional Background	Age	HWM Director Since	Independent	Audit	Compensation and Benefits	Cybersecurity	Finance	Governance and Nominating
JAMES F. ALBAUGH Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company	73	2017
AMY E. ALVING Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	61	2018							■ Federal National Mortgage Association
SHARON R. BARNER Vice President, Chief Administrative Officer and Corporate Secretary, Cummins Inc.	67	2021
JOSEPH S. CANTIE Former Executive Vice President and Chief Financial Officer, ZF TRW	60	2020							■ Summit Materials, Inc. ■ Top Build Corporation
ROBERT F. LEDUC Former President, Pratt & Whitney	68	2020							■ AAR Corporation ■ JetBlue Airways Corporation
DAVID J. MILLER Equity Partner and Senior Portfolio Manager, Elliott Investment Management L.P.	45	2017							■ Peabody Energy Corporation
JODY G. MILLER Former Chief Executive Officer, Business Talent Group	66	2020							■ LKQ Corporation
JOHN C. PLANT Executive Chairman and Chief Executive Officer, Howmet Aerospace Inc.	70	2016							■ Jabil Circuit Corporation ■ Masco Corporation
ULRICH R. SCHMIDT Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	74	2016
GUNNER S. SMITH(1) President, Roofing, Owens Corning	50	2023
COMMITTEE CHAIR	COMMITTEE MEMBER	EXECUTIVE CHAIRMAN	INDEPENDENT LEAD DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT
(1)
Mr. Smith was appointed by the Board of Directors, effective September 29, 2023.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   3

Proxy Summary—Environmental, Social and Governance (ESG) Highlights

Environmental, Social and Governance (ESG) Highlights
Howmet Aerospace is committed to improving our environmental footprint, creating a work environment where all employees can thrive, investing in the communities where we operate, and maintaining good governance practices.

COMMITMENT TO GOOD CORPORATE CITIZENSHIP

The Company has a longstanding commitment to good corporate citizenship. The Board oversees and provides guidance to management on the Company’s ESG programs, initiatives and objectives, including corporate social responsibility, environmental sustainability, health and safety, and diversity and inclusion.

PROXY ACCESS

Shareholders may nominate director candidates to Howmet Aerospace’s Board and include those nominees in Howmet Aerospace’s proxy statement in accordance with the Company’s Bylaws.

ANNUAL ELECTION OF DIRECTORS

The Board of Directors is not a classified board; each director is elected annually for a one-year term.

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY

ESG has the full attention of the organization at every level. Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership, and ESG goals and plans are reviewed at least annually.

SHAREHOLDERS’ RIGHT TO CALL SPECIAL MEETINGS

Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

NO SUPERMAJORITY VOTING REQUIREMENTS

The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.

SHAREHOLDER ENGAGEMENT

Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns.

SHAREHOLDERS’ ACTION BY WRITTEN CONSENT

Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

STRONG INDEPENDENT LEAD DIRECTOR

The Board recognizes that in circumstances where the positions of Chairman and CEO are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Howmet Aerospace’s independent Lead Director has a clear mandate and significant authority and responsibilities.

4   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Proxy Summary—Executive Compensation Highlights

Executive Compensation Highlights
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2023 compensation decisions.
Howmet Aerospace’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2023 compensation structure, which is designed based on four guiding principles:
1.
Make equity long-term incentive compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2.
Choose annual incentive compensation metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance.

3.
Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and also allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Best practices in 2023 included:
What We Do	What We Don’t Do
Pay for Performance	No Guaranteed Bonuses
Robust Stock Ownership Guidelines	No Parachute Tax Gross-Ups
Double-Trigger Change-in-Control Provisions	No Short Sales, Derivative Transactions or Hedging
Active Engagement with Shareholders	No Dividends on Unvested Equity Awards
Independent Compensation Consultant	No Share Recycling or Option Repricing
Conservative Risk Profile	No Significant Perquisites
Clawback Policy	No Cash Severance Over 2.99x Base Salary and Target Bonus

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   5

Item 1—Election of Directors
Howmet Aerospace’s Board of Directors (the “Board”) currently comprises 10 members, led by Executive Chairman and Chief Executive Officer John C. Plant and independent Lead Director James F. Albaugh.
The Board strives to strike an appropriate balance of skills, experience and diversity in its composition. The Governance and Nominating Committee regularly considers the size and composition of the Board to determine whether the Board has the appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. If the Board concludes that an addition to the Board is warranted, the Governance and Nominating Committee will conduct a robust search for a director candidate in accordance with the considerations, criteria and process outlined in “Board Composition and Refreshment” and “Nominating Board Candidates—Procedures and Director Qualifications” below.
The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the 10 incumbent directors to stand for re-election to the Board for a one-year term expiring on the date of the 2025 Annual Meeting of Shareholders:

▪ James F. Albaugh	▪ David J. Miller
▪ Amy E. Alving	▪ Jody G. Miller
▪ Sharon R. Barner	▪ John C. Plant
▪ Joseph S. Cantie	▪ Ulrich R. Schmidt
▪ Robert F. Leduc	▪ Gunner S. Smith
Each of the director nominees was elected by shareholders at the 2023 Annual Meeting of Shareholders, other than Gunner S. Smith, who was appointed to the Board, effective September 29, 2023, based on the recommendation of the Governance and Nominating Committee following its search (with the assistance of an independent search firm) for a director candidate with the qualifications and attributes to complement the Board.
The Board of Directors has affirmatively determined that each of the 10 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 16). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Mr. Plant (due to Mr. Plant’s role as the Company’s Chief Executive Officer), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 36.
We expect that each director nominee will be able to serve, if elected. If any nominee should become unavailable to serve prior to the Annual Meeting of Shareholders, the persons named as proxies may vote for any person designated by the Board to replace the nominee. Alternatively, the proxies may vote for the remaining nominees and leave a vacancy that the Board may fill later, or the Board may reduce the authorized number of directors.
The Board of Directors unanimously recommends a vote FOR the election of each of Mmes. Alving, Barner and Miller and Messrs. Albaugh, Cantie, Leduc, Miller, Plant, Schmidt and Smith.

6   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Summary of Director Diversity and Attributes

Summary of Director Diversity and Attributes
A diverse board encompassing a variety of skills, experiences and viewpoints contributes to the collective strength and effectiveness of the Board of Directors. Among the factors considered in nominating a director candidate or incumbent director is the extent to which the individual will contribute to the diversity of the Board. When evaluating potential director nominees, the Governance and Nominating Committee considers a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race and ethnicity, sexual orientation and identity.
Our Board comprises a diversity of experience that spans a broad range of industries, including the aerospace, transportation and finance sectors, and bring a wide variety of skills, qualifications and viewpoints that strengthens the Board’s ability to carry out its oversight role. Director nominees are well-suited to oversee the Company’s global operations and evolving business strategy. The skills matrix below is a summary of the range of skills and experiences that each director nominee brings to the Board.
Skills and Experience	ALBAUGH	ALVING	BARNER	CANTIE	LEDUC	D. MILLER	J. MILLER	PLANT	SCHMIDT	SMITH
Leadership
Industry
Global Experience
Finance
Strategy and Business Development
Risk Oversight/Management
Human Capital
Innovation and Intellectual Property
Information Technology and Cybersecurity
Corporate Governance
Legal, Regulatory and Government Contracting
Environmental, Social and Corporate Responsibility
Howmet Aerospace Director since	2017	2018	2021	2020	2020	2017	2020	2016	2016	2023

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   7

Item 1—Election of Directors—Director Nominees

Director Nominees
James F. Albaugh	Age 73 Independent director since 2017 | Independent Lead Director since 2020

Board Committees
▪
Audit

▪
Compensation and Benefits

▪
Governance and Nominating

Prior Public Company Directorships
▪
American Airlines Group Inc. (2013-2023)

▪
Goldman Sachs Acquisition Holdings (2018-2020)

▪
Harris Corporation
(2016-2019)

▪
B/E Aerospace, Inc.
(2014-2017)

▪
TRW Automotive Holdings Corp. (2006-2015)

Career Highlights and Qualifications
The Boeing Company (“Boeing”), a global aerospace company (1975-2012)
▪
President and Chief Executive Officer of Boeing’s Commercial Airplanes business unit (2009-2012)

▪
President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit (2002-2009)

▪
Various other executive positions, including President and Chief Executive of Space and Communications; President of Space Transportation; and member of Boeing’s Executive Council (1998-2012)

Electra.Aero, a next-gen aerospace company in sustainable urban and regional mobility
▪
Board Advisor (2022-Present)

Industrial Development Funding, a global asset management firm
▪
Senior Advisor (2018-Present)

Perella Weinberg Partners, a global advisory and asset management firm
▪
Senior Advisor (2016-2018)

The Blackstone Group L.P., a private equity and financial services firm
▪
Senior Advisor (2013-2017)

Other Current Affiliations
▪
Board of Directors, Aloft Aeroarchitects (formerly PATS Aerospace)

▪
Board of Directors, Belcan Corporation

▪
Chairman, National Aeronautic Association

▪
Board of Trustees, Willamette University

▪
Board of Visitors, Columbia University—The Fu Foundation School of Engineering and Applied Science

▪
Elected member, International Academy of Aeronautics

▪
Elected member, National Academy of Engineering

Prior Affiliations
▪
President, American Institute of Aeronautics and Astronautics

▪
Chairman, Aerospace Industries Association

▪
Member, Air Force Association

▪
Member, Association of the United States Army

Attributes and Skills
Mr. Albaugh brings to the Board substantial experience in executive leadership, finance, strategic planning, business development, and global operations and management. He has a deep knowledge of and leadership experience in the aerospace, defense and space sectors, including with respect to complex systems, contracts and governmental oversight, as well as experience in the investment industry. Mr. Albaugh’s industry expertise and leadership roles, as well as public company board and corporate governance experience, enable him to provide valuable insight and perspectives and to lead the Board effectively as its Lead Director.

8   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

AMY E. ALVING	Age 61	Independent director since 2018

Board Committees
▪
Cybersecurity

▪
Governance and Nominating (Chair)

Other Current Public Company Directorships
▪
Federal National Mortgage Association (Fannie Mae)

Prior Public Company Directorships
▪
DXC Technology Company (2017-2023)

▪
Howmet Aerospace (then named Arconic Inc.)
(November 2016-May 2017)

▪
Pall Corporation (2010-2015, until acquired by Danaher Corporation)

Career Highlights and Qualifications
Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services (2005-2013)
▪
Senior Vice President and Chief Technology Officer, responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy (2007-2013, stepping down when the company separated into two smaller companies)

Defense Advanced Research Projects Agency, (DARPA) (1998-2005)
▪
Director of the Special Projects Office (SPO), where she was a member of the federal Senior Executive Service

▪
Deputy Director of the SPO

United States Department of Commerce
▪
White House Fellow, serving as a senior technical advisor to the Deputy Secretary of Commerce (1997-1998)

University of Minnesota (1990-1997)
▪
Taught Aerospace Engineering, including as a tenured Associate Professor

Other Current Affiliations
▪
Member, Air Force Scientific Advisory Board

▪
Member, Council on Foreign Relations

Prior Affiliations
▪
Member, Defense Science Board

▪
Board of Trustees, Princeton University

Attributes and Skills
Ms. Alving brings to the Board extensive technology, innovation, cybersecurity and risk oversight experience across multiple sectors, including aerospace, defense, and government. Ms. Alving was the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and was a tenured faculty member conducting original research at a major university. In addition to Ms. Alving’s expertise in technology, science and engineering, which offers important insight to the Company, her service on other public company boards and with non-profit organizations provides our Board with the benefit of her perspectives on corporate governance and corporate responsibility.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   9

Item 1—Election of Directors—Director Nominees

SHARON R. BARNER	Age 67	Independent director since 2021
Board Committees ▪ Governance and Nominating Prior Public Company Directorships ▪ Atmus Filtration Technologies Inc. (2023-March 2024) ▪ Walker Innovations Inc. (2015-2018)
Career Highlights and Qualifications
Cummins Inc., a global power train and power solutions leader (2012-present)
▪
Vice President, Chief Administrative Officer and Corporate Secretary (2021-present)

▪
Interim Chief Human Resources Officer (2022)

▪
Vice President, General Counsel and Corporate Secretary (2012-March 2021)

United States Patent and Trademark Office
▪
Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director, responsible for patent and trademark operations (2009-2011)

Foley & Lardner LLP (“Foley”)
▪
Attorney; held a number of leadership roles, including as a member of Foley’s Executive Management Committee, chair of its Intellectual Property Department and chair of its Chicago Intellectual Property practice area (1996-2009)

Other Current Affiliations
▪
Board of Directors, Eskenazi Health Foundation

▪
Board of Trustees, Foundation for Advancement of Diversity in Intellectual Property Law

▪
Board of Trustees, Syracuse University

Prior Affiliations
▪
Board of Directors, Association of Corporate Counsel

Attributes and Skills
Ms. Barner brings a diverse skill set to the Board, including legal and intellectual property expertise, manufacturing industry knowledge, executive leadership, and risk and human capital management experience. Her current and past senior leadership roles included responsibility for critical functions of a global company, including with respect to risk oversight, ethics and compliance, human resources, ESG, legal, regulatory and government contracting, and strategy and business development. Ms. Barner’s comprehensive background, intellectual property knowledge and recognized leadership enable her to bring valuable insights to the Board.

JOSEPH S. CANTIE	Age 60	Independent director since 2020

Board Committees
▪
Audit

▪
Compensation and Benefits

▪
Finance

Other Current Public Company Directorships
▪
Summit Materials, Inc.

▪
TopBuild Corporation

Prior Public Company Directorships
▪
Delphi Technologies PLC (2017-2020)

▪
Delphi Automotive PLC (2015-2017)

Career Highlights and Qualifications
ZF TRW, a division of ZF Friedrichshafen AG (ZF), a global automotive supplier (formerly known as TRW Automotive Holdings Corporation prior to its acquisition by ZF in 2015)
▪
Executive Vice President and Chief Financial Officer (2003-2016)

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Vice President, Finance, for the automotive business (2001-2003)

▪
Vice President, Investor Relations (1999-2001)

LucasVarity PLC, an automotive parts manufacturer (1996-1999)
▪
Served in several executive positions, including as Vice President and Controller

Varity Corporation, a global automotive parts and industrial conglomerate (1995-1996)
▪
Manager, Financial and Business Analysis

KPMG (1985-1995)
▪
Certified Public Accountant

Attributes and Skills
Mr. Cantie brings to the Board valuable expertise in the areas of finance, enterprise risk management and manufacturing and automotive industry knowledge. His experience as a seasoned financial executive and leader with more than 25 years of global public company experience, provides him with an extensive understanding of matters relating to strategy and business development, financial operations, capital markets, mergers and acquisitions and investor relations. In addition, Mr. Cantie’s current and prior service on the boards of several public companies, provides our Board with the benefits of his perspectives on corporate governance.
Mr. Cantie qualifies as an audit committee financial expert.

10   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

ROBERT F. LEDUC	Age 68	Independent director since 2020
Board Committees ▪ Compensation and Benefits (Chair) Other Current Public Company Directorships ▪ AAR Corporation ▪ JetBlue Airways Corporation
Career Highlights and Qualifications
United Technologies Corporation (UTC, since renamed RTX Corporation) (UTC career spanning over 38 years)
▪
President of Pratt & Whitney, a jet engine manufacturer (2016-February 2020)

▪
President of Sikorsky Aircraft (now owned by Lockheed Martin) (2015)

▪
President of Boeing Programs & Space, UTC Aerospace Systems (2012-2015)

▪
President of Boeing 787, Space Systems & U.S. Government Classified Programs (2010-2012)

▪
President of Flight Systems and Classified Programs at Hamilton Sundstrand (2004-2010)

▪
President of Large Commercial Engines and Chief Operating Officer at Pratt & Whitney (2000-2004)

▪
Senior Vice President, Engine Programs & Customer Support (1995-2000)

Other Current Affiliations
▪
Co-Founder, Robert and Jeanne Leduc Center of Civic Engagement, University of Massachusetts, Dartmouth

Prior Affiliations
▪
Board of Directors, Connecticut Science Center

▪
Consulting Partner, Advent International

Attributes and Skills
A recognized leader in the aerospace industry, Mr. Leduc received Aviation Week’s Lifetime Achievement Award in 2020. Mr. Leduc brings to the Board deep experience in aerospace, from general aviation to commercial to military to space, proven leadership skills, a track record of executing complex development programs and global management and operational expertise. With decades of senior leadership experience, he has significant knowledge of program execution, long-cycle investments, risk oversight, brand enhancement, talent management and customer value creation. In addition, Mr. Leduc brings valuable insights and perspectives on growth, strategy, managing through down cycles and capital market transactions. Mr. Leduc’s expertise and current service on several public company boards provide our Board with an important perspective on critical aspects of the Company’s business.

DAVID J. MILLER	Age 45	Independent director since 2017
Board Committees ▪ Finance Other Current Public Company Directorships ▪ Peabody Energy Corporation Prior Public Company Directorship ▪ SemGroup Energy Partners LP (2008-2009)
Career Highlights and Qualifications
Elliott Investment Management L.P., an investment fund with over $50 billion in assets under management (2003-Present)
▪
Equity Partner and Senior Portfolio Manager, responsible for investments across the capital structure and spanning multiple industries

▪
Member of the Management and Global Situational Investment Committees

Peter J. Solomon Company, a financial advisory firm
▪
Served in M&A and financing advisory roles

Other Current Affiliations
▪
Board of Directors, Acosta, Inc.

▪
Board of Directors, Brazilian American Automotive Group, Inc.

▪
Board of Directors, Futures and Options

Prior Affiliations
▪
Board of Managers, JCIM, LLC (2008-2013)

▪
Board of Directors, ISCO International Inc. (2009-2010)

Attributes and Skills
Mr. Miller brings to our Board extensive capital market and business and financial expertise, including with respect to strategic reviews, risk management, and mergers and acquisitions. Mr. Miller’s investment management and investment banking expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters, as well as his service on public and private company boards, provide valuable perspective to the deliberations of the Board.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   11

Item 1—Election of Directors—Director Nominees

JODY G. MILLER	Age 66	Independent director since 2020

Board Committees
▪
Cybersecurity (Chair)

▪
Governance and Nominating

Other Current Public Company Directorships
▪
LKQ Corporation

Prior Public Company Directorships
▪
Capella Education Company (2001-2018)

▪
TRW Inc. (2005-2015)

Career Highlights and Qualifications
Business Talent Group (BTG), a global marketplace for high-end independent talent on demand
▪
Co-Founder and CEO (2007-June 2019)

▪
Co-CEO (July 2019-2022)

Heidrick and Struggles, Inc. (“Heidrick”), a global leadership advisory firm that acquired BTG in April 2021
▪
Senior Advisor to Heidrick On-Demand Talent (2023)

Maveron LLC, a venture capital firm
▪
Venture Partner (2000-2007)

Americast, a digital video and interactive services joint venture with Walt Disney Company
▪
Held various positions, including as Acting President and Chief Operating Officer (1995-1999)

United States Government
▪
White House: Special Assistant to the President during the Clinton Administration (1993-1995)

▪
White House Fellow at the Department of the Treasury (1990-1992)

Began her career as an attorney at Cravath, Swaine & Moore
Other Current Affiliations
▪
Board Member, The Climate Board

Prior Affiliations
▪
Board of Directors, Imbellus Inc.

▪
Advisory Board, Drucker Institute

▪
Board Member, Peer Health Exchange, Inc

▪
Board Member, National Campaign to Prevent Teenage and Unplanned Pregnancy

Attributes and Skills
Ms. Miller brings a diverse skill set to the Board, including executive leadership, talent management, finance, technology and innovation, and legal expertise. With decades of executive leadership and entrepreneurial experience, she has significant knowledge of strategic planning, large organization management, corporate development, risk oversight, and assessing human capital requirements. Ms. Miller also brings to the Board a fresh perspective on the evolving talent marketplace. In addition, she has government affairs experience through her public sector experience in the White House, the Department of Treasury and as chief legal advisor to the Governor of South Carolina. Ms. Miller’s current and prior board services at public, private and philanthropic organizations provides our Board with the benefit of her perspectives on corporate governance and environmental, social and corporate responsibility.

12   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

JOHN C. PLANT	Age 70 Director since 2016 | Chair of the Board since 2017

Other Current Public Company Directorships
▪
Jabil Circuit Corporation

▪
Masco Corporation

Prior Public Company Directorships
▪
Gates Industrial Corporation PLC (2017-2019)

▪
TRW Automotive Holdings Corporation (2011-2015)

Career Highlights and Qualifications
Howmet Aerospace, Inc.
▪
Chair of the Board (2017-Present)

▪
Chief Executive Officer (2021-Present)

▪
Co-Chief Executive Officer (2020-2021)

▪
Chief Executive Officer (2019-2020)

TRW Automotive Holdings Corporation, a global automotive supplier
▪
Chairman of the Board (2011-2015, when the company was acquired by ZF Friedrichshafen AG)

▪
President and Chief Executive Officer (2003-2015)

▪
Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Co-Member of the Chief Executive Office (2001-2003)

▪
Executive Vice President (1999-2001)

LucasVarity Automotive, an automotive parts manufacturer
▪
President (1997-1999, when the company was acquired by TRW Inc.)

▪
President and Managing Director of the Electrical and Electronics division (1991-1997)

Other Current Affiliations
▪
Fellow of the Institute of Chartered Accountants

Prior Affiliations
▪
Director Emeritus of the Automotive Safety Council

Attributes and Skills
With over three decades of executive leadership experience, Mr. Plant has substantial experience in global operations and management, strategic planning, finance, business development, and risk management. He brings a track record of successfully leading businesses through periods of downturns and challenges and periods of growth and market development. His expertise in the aerospace and defense and automotive industries and his deep familiarity with all aspects of the Company’s businesses enable him to develop and lead the execution of the Company’s strategic vision, assess attendant risks and guide the Company’s growth. Mr. Plant’s vast executive and operational experience, as well as his current and prior service on public and private company boards, enables him to be an effective leader, who provides valuable insights to the Board and keeps directors apprised of significant developments in the Company’s business and industry.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   13

Item 1—Election of Directors—Director Nominees

ULRICH R. SCHMIDT	Age 74	Independent director since 2016
Board Committees ▪ Audit (Chair) ▪ Finance (Chair) Prior Public Company Directorship ▪ Precision Castparts Corporation (2007-2016)
Career Highlights and Qualifications
Spirit Aerosystems Holdings, Inc., a global manufacturer of aerostructures
▪
Executive Vice President and Chief Financial Officer (2005-2009)

Goodrich Corporation, a global supplier of aerospace components, systems and services to the commercial, defense, regional aircraft and general aviation airplane markets
▪
Executive Vice President and Chief Financial Officer (2000-2005)

▪
Vice President, Finance and Business Development, Goodrich Aerospace (1994-2000)

Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.

Attributes and Skills
Mr. Schmidt brings to the Board extensive global executive and financial experience, as well as a deep understanding of the aerospace industry. A seasoned financial executive and leader, he possesses valuable expertise in accounting, financial oversight, capital markets, mergers and acquisitions, enterprise risk management, business development and financial operations. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation, provides the Board with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

GUNNER S. SMITH	Age 50	Independent director since 2023

Career Highlights and Qualifications
Owens Corning, a global building and construction materials leader (2008-Present)
▪
President, Roofing (2018-Present)

▪
Member of the Executive Committee of Owens Corning (2018-Present)

▪
Served in various executive positions, including Vice President of Distribution and Home Center Sales; and held various positions leading sales, marketing and pricing

PlyGem Industries, a manufacturing company specializing in windows, doors, siding, fence, rail and stone veneer (2007-2008)
▪
National Sales Manager

Other Current Affiliations
▪
President and Board of Directors, Asphalt Roofing Manufacturers Association

▪
Board of Directors, Toledo Zoo and Aquarium

Attributes and Skills
Mr. Smith brings to the Board business perspective, manufacturing and commercial expertise and valuable insight in the dynamic competitive markets, which are complementary to the mix of skills on our Board. His current and past senior leadership and operational roles in critical functions of a global company provide him with an extensive understanding of strategy and business development, risk oversight and management, and innovation and intellectual property. As a member of non-profit organizations, Mr. Smith brings a wealth of perspectives on corporate social responsibility.

14   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Board Composition and Refreshment

Board Composition and Refreshment
The Board recognizes that Board composition and refreshment contribute to effective deliberation, engagement and oversight, and the Board strives to strike an appropriate balance of skills, experience and diversity in its composition. Board refreshment ensures over time a mix of experienced directors with a deep understanding of the Company and new directors who bring fresh perspectives.
The Governance and Nominating Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. The focus is on ensuring that the Board is composed of directors who possess a multitude of relevant expertise, professional experience and backgrounds, bring diverse viewpoints and perspectives, and effectively represent the long-term interests of the shareholders.
The Governance and Nominating Committee reviews the short-term and long-term strategies and interests of the Company to determine what current and future skills and experiences are required of the Board in exercising its oversight function. Specific search criteria evolve over time to reflect the Company’s dynamic business and strategic needs and the then composition of the Board. The Governance and Nominating Committee will review director performance evaluations to inform its decisions about nomination and refreshment. See “Corporate Governance—Board, Committee and Director Evaluations” for more detail on the evaluation process.
The Governance and Nominating Committee is responsible for establishing the criteria, objectives and procedures of selecting director candidates, screening candidates and evaluating the qualifications of persons who may be considered for potential service as a director, including candidates nominated by or recommended by shareholders.
Board Diversity

Our policy on Board diversity relates to the selection of nominees for the Board, as outlined in our Corporate Governance Guidelines. A diverse board encompassing a variety of skills, experiences and viewpoints contribute to the collective strength and effectiveness of the Board. When evaluating the diversity of potential director nominees, the Governance and Nominating Committee will consider a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race and ethnicity, sexual orientation and identity. In selecting a director nominee, the Committee will focus on characteristics that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
Director Tenure Policy

The Board believes that new perspectives and ideas are important to a forward-looking and strategic Board, as is the ability to benefit from the valuable experience and corporate familiarity that longer-serving directors possess. The Company’s Corporate Governance Guidelines provide that a director whose tenure exceeds 12 years should tender his or her resignation from the Board. The Governance and Nominating Committee will then review the appropriateness of such director’s continued service on the Board, and make a recommendation to the Board on whether to accept or reject such resignation. In its review, the Governance and Nominating Committee will take into account a variety of factors, including the attributes of the director, his or her performance and contributions to the Board, and whether refreshment of the Board is at that time necessary to maintain an appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. The Board believes that this tenure policy allows for Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy while at the same time providing flexibility for the Governance and Nominating Committee and the Board to make a case-by-case assessment of the appropriateness of a longer-tenured director’s continued service on the Board.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   15

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Nominating Board Candidates—Procedures and Director Qualifications
Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee has adopted Criteria for Identification, Evaluation and Selection of Directors:

1.
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to:

▪
speak out on difficult subjects;

▪
ask tough questions and demand accurate, honest answers;

▪
constructively challenge management; and

▪
at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen:

▪
serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or

▪
serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or

▪
having achieved a widely recognized position of leadership in the director’s field of endeavor which adds substantial value to the oversight of material issues related to the Company’s business.

7.
Directors must be committed to:

▪
understanding the Company and its industry;

▪
regularly preparing for, attending and actively participating in meetings of the Board and its committees; and

▪
ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company.

The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able and committed to serve as a member of the Board for an extended period of time.

11.
A diverse board encompassing a variety of skills, experiences and viewpoints contribute to the collective strength and effectiveness of the Board. When evaluating the diversity of potential director nominees, the Governance and Nominating Committee will consider a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race, ethnicity, sexual orientation and identity. In selecting a director nominee, the committee will focus on characteristics that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

16   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills, experiences and diversity, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Howmet Aerospace executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted, as well as in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Howmet Aerospace Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

Advance Notice Director Nominations
The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Howmet Aerospace’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. For the 2025 Annual Meeting, such notice must be delivered no earlier than January 22, 2025 and no later than February 21, 2025.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   17

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Proxy Access Director Nominations
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2025 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2025 Annual Meeting, must be received by the Company at the above address no earlier than November 9, 2024 and no later than December 9, 2024, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Universal Proxy Rules for Director Nominations
In addition to satisfying the requirements under the Company’s Bylaws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2025 Annual Meeting, no later than March 23, 2025). However, if the date of the 2025 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

18   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Howmet Aerospace and fulfill the other responsibilities required of our directors. Mr. Plant, our sole employee director, does not receive additional compensation for his Board service.
The Governance and Nominating Committee reviews director compensation periodically and recommends changes to the Board when it deems appropriate. In late 2023, the Committee asked management to conduct a review of the Company’s director compensation program compared to benchmark companies in our Proxy Peer Group (see “Attachment B”). Based on the review, and taking into account various factors, the Governance and Nominating Committee did not recommend any changes to the non-employee director compensation program.
DIRECTOR FEES
The following table describes the components of compensation for non-employee directors in 2023:
Annual Compensation	Other Annual Fees
	Lead Director	$35,000
	Board Committee Chair fees(1):
	▪ Audit Committee Chair	$25,000
	▪ Compensation and Benefits Committee Chair	$20,000
	▪ Other Committee Chair	$15,000
	Meeting attendance, in excess of regularly scheduled meetings (per meeting)(2)	$ 1,200
Ownership Requirements and Annual Compensation Limits
Stock ownership requirement	$750,000
Timeline to achieve stock ownership	6 years
Total annual director compensation limit	$750,000
*
Annual equity granted as deferred restricted share units following each Annual Meeting of Shareholders

(1)
Each non-employee director may receive only one additional annual retainer fee in connection with service as the Chair of a committee (whether in the position of Lead Director, Audit Committee Chair, Compensation and Benefits Committee Chair or Other Committee Chair), regardless of how many committee Chair positions held by such director.

(2)
A fee of $1,200 for each Board or committee meeting attended by a non-employee director in excess of five special Board or committee meetings during the applicable calendar year and applies only to any non-regularly scheduled meeting in excess of a two-hour duration.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   19

Director Compensation—Directors’ Alignment with Shareholders

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Howmet Aerospace common stock. Compliance with the ownership value requirement is measured annually, and if the Howmet Aerospace common stock price declines in value, directors must continue to invest in Howmet Aerospace stock until the stock ownership guideline is reached. Each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Directors currently receive a portion of their annual compensation in Howmet Aerospace deferred restricted share units (“RSUs”), which count towards meeting the stock ownership value requirement. The annual deferred RSU award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred RSUs is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors (the “Directors Deferred Fee Plan”). In addition, directors may elect to defer the cash portion of their annual compensation into additional Howmet Aerospace deferred RSUs, as described in the “Director Deferral Program” section. Each Howmet Aerospace deferred RSU is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement.
Prior to November 1, 2016, directors could defer director fees into deferred share units under the Directors Deferred Fee Plan. Deferred share units provide directors with the same economic interest as if they own Howmet Aerospace common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Accordingly, whether a director holds shares of Howmet Aerospace common stock, deferred share units or deferred RSUs, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each current director’s holdings in Howmet Aerospace common stock, deferred share units, and deferred RSUs, as of March 25, 2024, based on the closing price of our common stock on the New York Stock Exchange on that date.
Directors	Director Since	Value of Holdings in Howmet Aerospace Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$3,758,149
Amy E. Alving	2018	$3,648,891
Sharon R. Barner	2021	$871,100
Joseph S. Cantie	2020	$2,550,991
Robert F. Leduc	2020	$2,119,213
David J. Miller	2017	$3,346,108
Jody G. Miller	2020	$1,763,350
John C. Plant	2016	$246,231,718
Ulrich R. Schmidt	2016	$3,984,479
Gunner S. Smith	2023	$147,788

20   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Director Compensation—2023 Director Compensation

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.
2023 Director Compensation
The following table sets forth the 2023 compensation of each non-employee director who served on the Board in 2023.
(a)	(b)	(c)	(g)	(h)
Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	All Other Compensation(4)	Total
James F. Albaugh	$155,000	$160,013	—	$315,013
Amy E. Alving	$135,000	$160,013	—	$295,013
Sharon R. Barner	$120,000	$160,013	—	$280,013
Joseph S. Cantie	$120,000	$160,013	$346	$280,359
Robert F. Leduc	$140,000	$160,013	—	$300,013
David J. Miller	$120,000	$160,013	—	$280,013
Jody G. Miller	$129,355	$160,013	—	$289,368
Nicole W. Piasecki(5)	$51,169	—	—	$51,169
Ulrich R. Schmidt	$145,000	$160,013	—	$305,013
Gunner S. Smith(6)	$30,667	$100,836	—	$131,503
(1)
John C. Plant, Executive Chairman and Chief Executive Officer, is a Company employee and receives no compensation for service as a director. His compensation is reflected in the “2023 Summary Compensation Table.”

(2)
Fees Earned or Paid in Cash (Column (b)). This column reflects the cash fees earned by directors for Board and committee services in 2023, whether or not such fees were deferred by a director (see “Director Deferral Program” below).

(3)
Stock Awards (Column (c)). The amounts in this column represents the aggregate grant date fair value of deferred restricted share unit (RSU) awards granted to each non-employee director under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred RSU award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders (“Annual Meeting”) in 2023 until the Company’s Annual Meeting in 2024 and vests on the earlier of the first anniversary date of the grant date or the date of the Company’s 2024 annual meeting (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred RSUs comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share.

▪
Messrs. Albaugh, Cantie, Leduc, D. Miller and Schmidt and Mmes. Alving, Barner and J. Miller were each granted an annual equity award on May 19, 2023 for service from the Company’s 2023 Annual Meeting to the Company’s 2024 Annual Meeting. Each director received 3,559 deferred RSUs, with a grant date fair value of  $160,013, based on the closing price per share of our common stock on the date of grant ($44.96).

▪
Mr. Smith was granted a prorated annual equity award on October 6, 2023 for service from September 29, 2023 until the Company’s 2024 Annual Meeting. He received 2,194 deferred RSUs, with a grant date fair value of  $100,836, based on the closing price per share of our common stock on the date of grant ($45.96).

▪
The aggregate number of unvested deferred RSUs outstanding at December 31, 2023 for each of Messrs. Albaugh, Cantie, Leduc, D. Millerand Schmidt and Mmes. Alving, Barner and J. Miller was 3,559; and for Mr. Smith was 2,194. The foregoing amounts do not include deferred RSUs that have vested—see “Director Deferral Program” below.

(4)
All Other Compensation (Column (g)). The amount shown in this column for Mr. Cantie represents imputed income related to a 2023 Board event to which director spouses and partners were invited. Imputed income, primarily for travel and expenses, was charged to those directors whose spouses or partners attended. Directors do not receive tax gross-ups for imputed income.

(5)
Ms. Piasecki retired from the Board of Directors, effective May 17, 2023.

(6)
Mr. Smith was appointed to the Board of Directors, effective September 29, 2023.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   21

Director Compensation—2023 Director Compensation

In 2023, we did not issue any option awards to directors, and we do not have a non-equity incentive plan for directors. Accordingly, no such compensation is reported, and we have omitted columns (d) and (e) from the table. Further, the Company does not pay above-market or preferential earnings on fees that are deferred. The Directors Deferred Fee Plan has the same investment options as the Company’s 401(k) tax-qualified savings plan for salaried employees. We therefore do not report changes in pension value or earnings on deferred fees and we have omitted column (f) from the table.
Director Deferral Program

Pursuant to the Directors Deferred Fee Plan, non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Howmet Aerospace RSUs or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Howmet Aerospace Stock Fund (which represents Howmet Aerospace deferred share units). The annual equity award granted to non-employee directors in the form of Howmet Aerospace RSUs is, by its terms, deferred under the Directors Deferred Fee Plan. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

22   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Environmental and Social Responsibility
We are dedicated to reducing our environmental footprint and that of our customers, providing workplaces where our employees can excel, investing in the communities where we operate and adhering to good governance practices.
Through our fundamentals and values, which are specified in our Code of Conduct, we hold ourselves to the highest levels of integrity and compliance. This strengthens our three-lever Environmental Social and Governance (ESG) approach and navigates us through challenges.
Our approach and efforts related to ESG, which are detailed in our annual ESG Report, are guided by the following:
CUSTOMER	OPERATIONAL	SUPPLY CHAIN
Enable our customers to achieve their sustainability goals through our sustainable product development and innovations. Our products reduce fuel consumption and improve efficiencies.	Reduce our environmental footprint by enhancing efficiency, act on our social responsibility and keep our people safe, empowered and engaged.	Drive ESG into our suppliers’ processes and practices and leverage their expertise to achieve our sustainability goals.

Our ESG Report can be found at www.howmet.com/esg-report. Information on our website, including our ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC. The ESG Report is prepared in accordance with the recommendations from the Task Force on Climate-related Financial Disclosure (TCFD), Sustainability Accounting Standards Board (SASB) standards for the aerospace and defense industry and Global Reporting Initiative (GRI) standards, among other guiding standards.

MANAGEMENT FOCUS	BOARD OVERSIGHT

ESG has the full attention of the organization at every level. Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership. ESG goals and plans are reviewed at least annually. In 2023, we marked the 2nd year of our 3-year target to reduce greenhouse gas (GHG) by 21.5% based on our projected business volumes by 2024 from a 2019 baseline. We established ambitious GHG reduction targets for 2025-2027 to align with the goals of the Paris Agreement and aim for 33.6% absolute reduction by 2027 from our 2019 baseline. Enhancing supply chain sustainability with a new due diligence process, our continued commitment to a safe and secure work environment, and investing in exceptional talent and diversity complete our management focus areas.

Our Board is equally committed to our ESG goals and maintains oversight for ESG matters at the full Board level and through various Board committees. The full Board reviews our comprehensive ESG program at least annually. In addition, our Board and CEO meet to review talent in key positions across our Company and update our succession strategy and leadership pipeline for key roles, including the CEO position. The Board also receives updates and presentations on key topics, including diversity, equity and inclusion and employee development and succession.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   23

Environmental and Social Responsibility

Some highlights from our 2023 ESG Report are as follows:
HEALTH AND SAFETY	CLIMATE CHANGE, AIR EMISSIONS AND WATER	WASTE AND CIRCULARITY
Employee and supervised contractor safety rates remained strong compared to industry averages. We had no life threatening or life altering injuries.
GHG emission intensity based on revenue improved 13.6% in 2023 over 2022. Absolute GHG emissions increased 1.3%. There were no significant unplanned air releases. Freshwater withdrawal intensity improved by 11.7%.
Hazardous waste generated improved by 1.9% compared to prior year. We had one spill in excess of 500 gallons outside of containment.
ENERGY	PRODUCTS	STAKEHOLDER AND COMMUNITY ENGAGEMENT

The amount and type of energy that we consume in our operations have a direct impact on our GHG emissions. Energy-efficiency projects implemented in 2023 reduced our annual consumption by approximately 0.4 million GJ versus a consumption of 4.11 million GJ.

Working in close partnership with our customers, we solve complex engineering challenges to enable the next generation of air travel that is more fuel-efficient, quieter, and cleaner, and ground transportation that is more sustainable.
We delivered BOBTAIL® lockbolts and BOM® blind fasteners to support the installation of 11 gigawatts of solar panel fields.
Our Alcoa® Ultra ONE® Wide Base Wheel is our lightest wide base wheel weighing 49 pounds and offers a 12,800 pounds load rating. We achieved a 31% weight reduction in our 14 inch super-single wheel portfolio since the wheel was introduced at 71 pounds in 2001.
In 2023, Howmet Aerospace Foundation disbursed more than $4.5 million in STEM-focused grants. These included $500,000 to the SoLa Foundation for the development of a material science and engineering lab and $451,807 to Purdue University for the purchase of an optical 3D measuring machine for the Purdue Polytechnic Institute and the College of Engineering. The foundation also disbursed $600,000 in grants focused on diversity, equity and inclusion and $265,000 to a variety of local needs in the communities where we operate.
DIVERSITY, EQUITY AND INCLUSION
Our success depends on our ability to create innovative solutions that exceed our customers’ goals. We can achieve this by fostering inclusive work environments that leverage the diversity of backgrounds, experience and thought within our organization.
Our Diversity, Equity and Inclusion (DEI) strategy is a comprehensive approach to creating an inclusive and equitable workplace that acknowledges the unique attributes of individuals worldwide. Inclusion is an intrinsic part of our core values. By embracing diversity, we gain access to a wealth of perspectives, ideas and traditions that enrich our lives. We create an environment that values our varied experiences, ultimately driving innovation and organization success on a global scale.
Our seven employee resource groups (ERGs), composed of African Heritage, EuroAsian Diversity & Inclusion, Latin+, Pride, Veterans, Next Generation and Women’s Networks, serve as platforms for diverse voices, fostering collaboration and understanding. These networks provide employees with valuable support and advice, create development opportunities and provide leadership with feedback that raises awareness of issues and challenges. During 2023, our ERGs hosted a range of events on topics that are important to our employees. In addition, our ERGs worked with the Howmet Aerospace Foundation to nominate organizations for grants.
Over the past three years, the representation of women globally and minorities in the U.S. has increased at nearly every level in our organization because of the Company’s hiring efforts and strong retention.

24   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Corporate Governance
Howmet Aerospace is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Board Independence and Accountability

BOARD INDEPENDENCE

▪
9 of our 10 director nominees are independent. Our Chief Executive Officer, John C. Plant (who is also Executive Chairman) is our sole employee director.

BOARD LEADERSHIP

▪
Current Board leadership structure comprises an Executive Chairman of the Board, an independent Lead Director and independent chairs of each Board committee.

▪
The independent Lead Director has substantial responsibilities, including presiding at all meetings of the Board at which the Executive Chairman is not present, and presiding at executive sessions of the independent directors.

BOARD ENGAGEMENT

▪
Attendance:

□
All directors attended more than 75% of Board and their respective Committee meetings in 2023; director attendance in 2023 averaged 98.5%.

□
All directors are expected to attend the annual meeting of shareholders.

▪
Independent directors meet in executive session at every regular Board meeting.

BOARD COMPOSITION AND DIVERSITY

▪
Directors have a diversity of experience that spans a broad range of industries.

▪
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses.

▪
3 of our 10 director nominees are female, and 1 director is racially/ ethnically diverse.

See “Item 1—Election of Directors” for additional information.

BOARD COMMITTEES

▪
Fully independent Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees.

▪
Each committee has a written charter that is reviewed on an annual basis and available on our website.

BOARD ACCOUNTABILITY

▪
Annual elections of all directors.

▪
Majority voting standards for election of directors.

▪
Annual certification of compliance with the Code of Conduct and Conflict of Interest Survey and related governance and ethics policies.

▪
Annual say-on-pay vote.

▪
Annual shareholder ratification of the Audit Committee’s selection of our independent auditor.

▪
No supermajority voting provisions in the Company’s Certificate of Incorporation or Bylaws.

RESPONSIVENESS TO SHAREHOLDERS

▪
Following each annual meeting of shareholders, the appropriate Committees of the Board consider the vote outcomes of the management and shareholder proposals and, depending on those vote outcomes, may recommend proposed courses of action.

PROXY ACCESS

▪
Shareholders may nominate director candidates to the Board and include those nominees in the Company’s proxy statement in accordance with the Company’s Bylaws.

SHAREHOLDERS ACTION

▪
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

▪
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   25

Corporate Governance

Board Effectiveness	Alignment with Shareholder Interests

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

▪
Annual Board and Committee self-evaluation process.

▪
Annual director performance evaluations.

▪
Ongoing assessment of corporate governance best practices appropriate for Howmet Aerospace.

OVERBOARDING LIMITS

▪
Directors are subject to overboarding limitations as a general rule in accordance with our Corporate Governance Guidelines.

SHAREHOLDER ENGAGEMENT

▪
Directors are committed to meaningful engagement with shareholders and welcome input and suggestions.

▪
Board members are available for and participate in shareholder meetings as appropriate, including to discuss Board oversight and processes and ESG and compensation matters.

BOARD OVERSIGHT OF RISK AND ESG PROGRAMS

▪
The Board has ultimate responsibility for risk oversight.

▪
The Board Committees are delegated primary responsibility for risk management oversight of certain key risks relating to their areas.

▪
The Board and Board Committee oversight of risks and opportunities include those relating to strategy, cybersecurity, financial accounting and reporting, ESG including climate, human capital management and succession planning, compensation and product integrity and safety.

▪
The Company publishes an annual ESG Report.

See “The Board’s Role in Risk Oversight” and “Environmental and Social Responsibility” section for additional information.

SUCCESSION PLANNING

▪
The Board oversees and engages in Board and executive succession planning.

POLICIES ON CLAWBACK AND NO SHORT SALES, HEDGING, MARGIN ACCOUNTS OR PLEDGING

▪
The Company’s annual cash incentive compensation plan and stock incentive plan both contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted a new executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

▪
Short sales of Company securities and derivative or speculative transactions in Company securities are prohibited.

▪
Purchase or use of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities, is prohibited.

▪
Directors and Section 16 officers are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.

STOCK OWNERSHIP

▪
Non-employee directors and executive officers are subject to robust stock ownership guidelines:

□
Non-employee directors must retain equity of at least $750,000 in value until retirement.

□
Executives are required to hold substantial equity in the Company until retirement, including equity equal in value to six-times base salary for our CEO.

THE STRUCTURE AND ROLE OF THE BOARD OF DIRECTORS
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman and Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment, under the circumstances at the time, to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Chairman and Lead Director positions are evaluated and appointed annually by the independent directors.

26   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Corporate Governance

JOHN C. PLANT Executive Chairman	JAMES F. ALBAUGH Independent Lead Director

Executive Chairman
The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Executive Chairman and Chief Executive Officer confers advantages, including those listed below.
▪
By serving in both positions, the Executive Chairman and Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the independent Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

▪
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

▪
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for John C. Plant to serve as Executive Chairman and Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management, as summarized in this proxy statement.

Independent Lead Director
Our Independent Lead Director has substantial responsibilities.
▪
Meets regularly with the Executive Chairman and serves as a liaison between the Executive Chairman and the independent directors;

▪
Communicates to the Executive Chairman and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors during meetings, executive sessions and outside of board meetings;

▪
Presides at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors;

▪
Facilitates effective and candid Board discussions and communications to optimize Board performance;

▪
Approves meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items;

▪
Ensures personal availability for consultation and communication with independent directors and with the Executive Chairman, as appropriate;

▪
Calls executive sessions of the Board;

▪
Calls meetings of the independent directors, as the Lead Director may deem to be appropriate; and

▪
Responds directly to shareholder and other stakeholder questions and comments that are directed to the independent Lead Director or to the independent directors as a group, with such consultation with the Executive Chairman or other directors as the independent Lead Director may deem appropriate, and if requested, ensuring that he is available for consultation and direct communication with major shareholders, as appropriate.

James F. Albaugh is our current independent Lead Director. Mr. Albaugh’s strength in leading the Board is complemented by his depth of experience in Board matters ranging from his service on the Company’s Audit Committee, Compensation and Benefits Committee, and Governance and Nominating Committee to his memberships on other company boards.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   27

Corporate Governance

The Company’s corporate governance practices are designed to ensure that shareholders’ interests are protected by effective and independent oversight of management:
▪
Independence. 9 of our 10 director nominees are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

▪
Committees. Each of the Board’s standing committees—the Audit Committee, the Compensation and Benefits Committee, the Cybersecurity Committee, the Finance Committee and the Governance and Nominating Committee—is composed solely of independent directors.

▪
Executive Sessions. Our independent directors meet at every regular Board Meeting in executive session without management present. These meetings are led by the independent Lead Director. The independent Lead Director may call extra sessions as needed. Committee meetings may also include an executive session at which Committee members meet without management in attendance.

The Board’s Role in Company Oversight

Under Howmet Aerospace’s Corporate Governance Guidelines, the role of the Board is to oversee the affairs of the Company while the day-to-day operation of the Company is the responsibility of management.
STRATEGIC OVERSIGHT
The Board oversees and provides advice and guidance to management on the formulation and execution of the Company’s corporate strategy. On an annual basis, the Board formally reviews the Company’s business strategy, including annual and long-term strategic and financial plans and the headwinds and risks facing the Company. Elements of strategy are discussed at every regularly scheduled Board meeting. The Board regularly reviews the Company’s strategic and operational priorities, competitive environment, market conditions, economic trends and regulatory developments. The Executive Chairman and Chief Executive Officer regularly reviews with the Board at each meeting, developments against the Company’s strategic framework and provides updates between regularly scheduled sessions, as necessary. In addition, throughout the year, the executive leadership team, the presidents of the business segments and other leaders from across the organization provide detailed business and strategy updates to the Board, which allow the Board to monitor the implementation and progress of strategic plans and initiatives. The Board also regularly discusses capital allocation plans, the Company’s financial performance against its operating plan and outlook. As strategy underlies many aspects of the Company’s operations, the Board is assisted in its oversight by the Board Committees in their respective areas of focus, as discussed in further detail below in “—Committees of the Board.”
HUMAN CAPITAL MANAGEMENT OVERSIGHT
The Board believes effective human capital management is key to the Company’s ability to execute its long-term strategy. The Board oversees the Company’s human capital management, and is responsible for CEO succession planning, including the selection, evaluation, and compensation of the CEO. The Board regularly engages with the Company’s Executive Chairman and Chief Executive Officer and Chief Human Resources Officer on a broad range of human capital management topics, including culture, talent attraction, development, and retention initiatives, succession planning for senior executive positions, and diversity, equity and inclusion (DEI) considerations. The Board has delegated the oversight of the Company’s compensation and benefit programs and officer compensation to its Compensation and Benefits Committee. The Board’s CEO succession planning takes many forms, including regular discussions among our independent directors, closed sessions of the Board and our CEO throughout the year, and one-on-one discussions between our Lead Director and CEO. The Board also oversees the appointment of Company officers and senior management succession planning, which includes an annual detailed review of the Company’s talent strategies, pipeline and succession plans for key executive positions. The Board assesses and interacts with potential internal CEO and senior management successors at Board meetings, facility tours and in less formal settings.

28   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Corporate Governance

ESG OVERSIGHT
The Company’s ESG commitment starts at the top of the organization with the Board of Directors. The Board oversees ESG matters and views an effective ESG program and management of related risks as important to the Company’s ability to execute its strategy. The Board’s governance responsibilities, including with respect to nominating directors, appointing Board Committee members and overseeing effective corporate governance of the Company, and its delegation of certain governance-related responsibilities to the Governance and Nominating Committee, are discussed throughout this “Corporate Governance” section. The full Board is responsible for the oversight of environmental and social matters, including the Company’s climate and other ESG goals; environmental performance on water and hazardous waste; health and safety performance; and human capital management (as discussed above in “—Human Capital Management”). The Board annually reviews the Company’s comprehensive environmental and social programs and regularly receives updates on such topics. See “Environmental and Social Responsibility.”
The Board’s Role in Risk Oversight

A key oversight responsibility of the Board is reviewing and evaluating the processes used by management to identify, assess, and manage the Company’s exposure to risk. Risks are inherent in business activities, and understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote shareholder interests. Consideration of enterprise risks—the specific financial, operational, business and strategic risks that the Company faces—is integral to decision-making processes at both the Board and management level. The Company consistently seeks to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow shareholder value.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   29

Corporate Governance

BOARD OF DIRECTORS

BOARD OF DIRECTORS

The Board's ongoing risk oversight occurs at both the Board and Board Committee levels, as discussed below and throughout this proxy statement. The Board annually reviews the Company's enterprise risks and its enterprise risk management ("ERM") program. On a regular basis throughout the year, management reviews specific risks with the Board and/or relevant Board Committees. The Board and Board Committees are regularly presented with materials reflecting deep-dive analyses of particular risk topics and receive updates on key ongoing and emerging risks within their oversight responsibility. Board Committees may address risks directly with management or may elevate a risk for consideration by the Board or another Committee. In addition to management, external advisors and experts on various topics provide guidance as appropriate.

While the Board has ultimate responsibility for risk oversight, the Board has delegated primary responsibility for risk management oversight of certain risk areas to the Board Committees. The full Board retains primary oversight of risks in areas such as:

- strategy
- competitive landscape
- economic conditions
- operations
- product integrity/safety
- environmental matters, including climate
- human capital management, including CEO and other senior management succession planning
- health and safety

COMMITTEES OF THE BOARD

AUDIT COMMITTEE

The Audit Committee supports the Board in the oversight of risks arising out of:

- financial accounting and reporting
- internal controls over financial reporting
- legal and compliance matters.

The Audit Committee discusses with management, the internal auditors and the external auditors, the policies with respect to risk assessment and risk management, including:

- major financial risk exposures
- information technology system risks
- the steps management has taken to monitor and mitigate these risks

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee supports the Board in the oversight of risks arising out of the Company's compensation programs and practices by overseeing the development of such programs and practices, which are designed to balance risk and reward in a way that does not encourage excessive or inappropriate risk-taking by our employees. The Compensation and Benefits Committees directly retains an independent compensation consultant firm to advise on compensation matters to mitigate conflicts of interest risk.

See *"Compensation Discussion and Analysis"* for additional information.

CYBERSECURITY COMMITTEE

The Cybersecurity Committee supports the Board in the oversight of cybersecurity risks. The Company has implemented a framework of principles, policies and technology designed to protect its systems and data from cybersecurity threats. The Cybersecurity Committee oversees and reviews the Company's cybersecurity programs and risk management. Management, including the Company's Chief Information Security Officer and Chief Information Officer, meets regularly with the Cybersecurity Committee to review the state of the Company's cybersecurity, cybersecurity risk mitigation actions, and any significant cybersecurity incidents.

FINANCE COMMITTEE

The Finance Committee supports the Board in the oversight of risks arising out of the Company's:

- capital structure
- financing transactions
- capital allocation actions
- significant transactions such as acquisitions and divestitures
- interest rate, commodity and currency hedging
- net pension liability

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee supports the Board in the oversight of risks arising out of:

- Board and Board Committee composition
- director succession planning
- director compensation
- related person transactions
- director independence
- other corporate governance policies and practices

MANAGEMENT

MANAGEMENT

Management is responsible for identifying, assessing and managing risks and the day-to-day handling and mitigation of risks. The Company's ERM program is designed to work across the organization to identify, evaluate and manage the Company's most significant risks and uncertainties that could materially impact the long-term health of the Company or prevent the achievement of strategic objectives. These risks span the following risk categories: (i) customers and markets; (ii) operations; (iii) global security; (iv) legal and compliance; (v) financial; and (vi) human resources.

The ERM process is facilitated by a working team comprised of senior members of the treasury and legal groups who conduct biannual reviews of enterprise risks, including reviews with the CEO, Chief Financial Officer, Chief Human Resources Officer, Chief Legal and Compliance Officer, Chief Commercial Officer, the Presidents and Financial Vice Presidents of each of the Company's four business segments, and subject matter experts of the identified risk areas.

Management regularly reports to the Board and Board Committees regarding the risks and opportunities facing the Company.

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Corporate Governance

COMMITTEES OF THE BOARD
Each of the Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
For information on how to access the written charters for each committee, see “—Our Corporate Governance Documents” below.
AUDIT COMMITTEE 7 Meetings in 2023

Members
▪
Ulrich R. Schmidt (Chair)

▪
James F. Albaugh

▪
Joseph S. Cantie

Independence
▪
Each member of the committee is independent and financially literate.

Financial Expert
▪
Joseph S. Cantie and Ulrich R. Schmidt meet the requirements as defined by the SEC rules.

Responsibilities
▪
Oversees the integrity of the Company’s financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

▪
Appoints the independent auditors and evaluates their independence and performance

▪
Reviews the organization, performance and adequacy of the internal audit function

▪
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

▪
Oversees the Company’s compliance with legal and regulatory requirements

▪
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

▪
Discusses with management the status of information technology systems and information technology risks

The responsibilities of the Audit Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

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Corporate Governance

COMPENSATION AND BENEFITS COMMITTEE 4 Meetings in 2023
Members ▪ Robert F. Leduc (Chair) ▪ James F. Albaugh ▪ Joseph S. Cantie Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Recommends the Chief Executive Officer’s compensation for approval by the independent directors of the Board, based upon an evaluation of performance in light of approved goals and objectives

▪
Reviews and approves the compensation of the Company’s officers

▪
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

▪
Reviews and approves general compensation and benefit policies

▪
Reviews, administers, and interprets the Company’s clawback and recoupment policy and provisions

▪
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

▪
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

Executive officers do not determine the amount or form of executive or non-employee director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself.
The responsibilities of the Compensation and Benefits Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

For more information on the activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.
CYBERSECURITY COMMITTEE 4 Meetings in 2023
Members ▪ Jody G. Miller (Chair) ▪ Amy E. Alving Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews the state of the Company’s cybersecurity, including review of:
▪
the threat landscape facing the Company

▪
the Company’s strategy, policies and procedures to mitigate cybersecurity risks, such as initiatives for identification, protection, detection, response and recovery

▪
any significant cybersecurity incidents

▪
the impact of emerging cybersecurity developments and regulations that may affect the Company

The responsibilities of the Cybersecurity Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

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FINANCE COMMITTEE 5 Meetings in 2023
Members ▪ Ulrich R. Schmidt (Chair) ▪ Joseph S. Cantie ▪ David J. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
Reviews and provides advice and counsel to the Board regarding the Company’s:
▪
capital structure

▪
financing transactions

▪
capital expenditures and capital plan

▪
acquisitions and divestitures

▪
share repurchases and dividend programs

▪
policies relating to interest rate, commodity and currency hedging

▪
pension plan performance and funding

The responsibilities of the Finance Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

GOVERNANCE AND NOMINATING COMMITTEE 4 Meetings in 2023
Members ▪ Amy E. Alving (Chair) ▪ James F. Albaugh ▪ Sharon R. Barner ▪ Jody G. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Develops and recommends to the Board criteria, objectives and procedures for the selection of individuals to be considered as candidates for election to the Board

▪
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

▪
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board committees

▪
Makes recommendations to the Board regarding Board committee assignments

▪
Develops and annually reviews corporate governance guidelines of the Company, and oversees other corporate governance matters

▪
Reviews related person transactions

▪
Oversees an annual performance review of the Board, Board committees and individual directors

▪
Periodically reviews and makes recommendations to the Board regarding non-employee director compensation

The responsibilities of the Governance and Nominating Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

BOARD MEETINGS AND ATTENDANCE
The Board met 6 times in 2023. The number of meetings of each Board committee can be found above in “Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 98.5%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2023.
Under Howmet Aerospace’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. All members of the Board, except Gunner S. Smith who was appointed to the Board as of September 29, 2023, attended the Company’s May 2023 annual meeting.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
The Company has a robust orientation program for new directors. New directors meet with key members of management to become familiar with the Company’s business and strategic plans, business segments,

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Corporate Governance

resource units, and values and culture, as well as its human capital program, ethics and compliance program and corporate governance practices.
Directors are encouraged to attend outside continuing education programs at the Company’s expense. The Company regularly provides the Board with information on continuing education programs and opportunities. Directors also benefit from access to various governance and directorship organizations and publications to which the Company subscribes.
Company presentations and materials, including updates on business developments and other important topics, are provided regularly to directors. In addition, outside advisors and counsel present to the Board on strategic, financial, legal, and regulatory developments and considerations, among other matters. Such presentations provide directors with additional perspectives on the Company’s business environment, strategic focus areas, performance and potential emerging risks. Directors visit a Company business facility each year to deepen their understanding of the Company and personally interact with on-site employees. In 2023, the Board engaged in an in-depth tour of the Company’s Engineered Structures operations in Niles, Ohio, which provided the Board with valuable insight into the Company’s operations, technology and innovations.
BOARD, COMMITTEE AND DIRECTOR EVALUATIONS
The Board of Directors believes that a robust and constructive Board, committee and director performance evaluation process is an essential component of board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Governance and Nominating Committee, of its own performance, as well as the performance of each committee and each director.

Planning of Board, Committee and Director Evaluations

In consultation with the Executive Chairman, independent Lead Director and Committee Chairs, the Governance and Nominating Committee reviews the self-evaluation process on an annual basis to determine its structure, scope and content.

Evaluations

Each director completes an evaluation relating to: (i) the Board; (ii) each committee on which such director serves; and (iii) each director.

Evaluations Results

Evaluation results are compiled by the Corporate Secretary's Office, without attribution. Each director receives the results of the evaluations of the Board and each committee on which the director serves. The Executive Chairman, independent Lead Director and Governance and Nominating Committee members receive the results of the director evaluations.

Review of Evaluations

Committee evaluation results are discussed by each committee, and Board evaluation results are discussed by the full Board. The Board and the committees identify opportunities for improvement and implement plans to address those matters. The evaluations of all Board members are reviewed by the Governance and Nominating Committee, the independent Lead Director and the Executive Chairman, following which the Lead Director and the Executive Chairman meet with each director in connection with the director's potential re-nomination to the Board.

Ongoing

Directors are encouraged to provide ongoing feedback outside the self-evaluation process.

SHAREHOLDER ENGAGEMENT
The Board of Directors and the Company believe ongoing engagement with Howmet Aerospace shareholders is important to understanding shareholder views on issues that are important to them or that affect our Company. We have embraced an active engagement strategy for many years to provide visibility and transparency, and invite dialogue, on our business, our performance and our corporate governance, environmental, social

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Corporate Governance

and compensation practices. Our engagement program is designed to address shareholder questions and concerns, provide shareholders with our perspective on Company policies and practices, seek shareholder input and incorporate feedback, as appropriate.
How We Engage

Board Participation	Investor Relations Discussions	ESG and Compensation-Related Discussions
Our independent Lead Director, Compensation and Benefits Committee Chair and other members of the Board are available for, and participate as appropriate in, shareholder meetings, particularly those relating to ESG and compensation-related matters, as described below.	Throughout the year, our investor relations (IR) team regularly meets with shareholders, prospective shareholders, and investment analysts through quarterly earnings calls, investor conferences, presentations, on-site meetings and virtual meetings. These meetings often include participation by our Executive Chairman and Chief Executive Officer and our Chief Financial Officer, and generally focus on Company financial and operational performance and strategy.
Twice a year, we conduct a robust shareholder engagement program, led by members of our corporate governance, environmental, health and safety, human resources, executive compensation and IR teams, along with Board members, as appropriate, to solicit feedback and address any concerns related to:
▪
corporate governance, including Board oversight areas and perspectives;

▪
executive compensation, including say-on-pay response;

▪
environmental and sustainability matters, including climate change; and

▪
human capital management and diversity, equity and inclusion.

ESG and Compensation-Related Shareholder Engagement
Spring 2023		Fall 2023
Reached out to our top 50 shareholders who own approximately 68% of our common shares, other than Elliott Management (who has a Board representative) and Mr. Plant, and engaged with those owning approximately 42% who accepted our invitation.		Reached out to our top 50 shareholders who own approximately 67% of our common shares, other than Elliott Management (who has a Board representative) and Mr. Plant, and engaged with those owning approximately 20% who accepted our invitation. We also engaged with Glass Lewis.

For a further discussion regarding shareholder feedback on compensation matters, see “Executive Compensation—Compensation Discussion and Analysis-Shareholder Feedback.”
When We Engage

Spring	Summer	Fall	Winter

▪
Make available to shareholders the Annual Report, Proxy Statement and ESG report.

▪
Prior to the Annual Meeting of Shareholders, conduct shareholder engagement to discuss any concerns on the ballot items and gather feedback on ESG, compensation and other relevant matters.

▪ Review feedback from shareholder discussions and results from the Annual Meeting of Shareholders, plan for fall outreach and target responsive engagement.
▪
Conduct comprehensive engagement with shareholders to gather feedback from the Annual Meeting of Shareholders and discuss any concerns and gather feedback on developments and trends in ESG, compensation and other relevant matters.

▪ Review shareholder feedback. Board to consider any changes to corporate governance, executive compensation program, and environmental and social matters and disclosures.

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Corporate Governance

Key Themes Discussed with Shareholders in 2023

Environmental and Social
▪
The Company’s strategy and Board oversight related to environmental and social matters

▪
Alignment of environmental initiatives with corporate strategy and commitment to diversity, equity and inclusion

Executive Compensation	▪ Compensation program and practices
Board Accountability and Effectiveness	▪ Board oversight, including relating to strategy and risk ▪ Chief Executive Officer succession planning ▪ Board and Committee self-evaluation process
Corporate Governance	▪ Governance practices, including Board succession planning
COMMUNICATIONS WITH DIRECTORS
The Board of Directors is committed to meaningful engagement with Howmet Aerospace shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Executive Chairman, independent Lead Director, individual directors, the Board or the independent directors as a group may do so by sending a written communication to the attention of the Independent Lead Director c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Alternatively, you may place an anonymous, confidential, toll-free call in the United States to Howmet Aerospace’s Integrity Line at 1-844-932-1021. For a listing of Integrity Line telephone numbers outside the United States, go to www.howmet.com under “About Us—Our Fundamentals—Ethics and Compliance—Speak-Up Culture—Howmet Aerospace Integrity Line.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication. The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
DIRECTOR INDEPENDENCE
In the Company’s Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship. The Board has affirmatively determined that all the directors are independent except Mr. Plant, who is employed by the Company and therefore does not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Mr. Plant’s employment.

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Corporate Governance

VOTING FOR DIRECTORS
Howmet Aerospace’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept or reject the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
RELATED PERSON TRANSACTIONS
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Code of Conduct, which requires that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Howmet Aerospace executive officers (except employment of a Howmet Aerospace executive officer that is an immediate family member of another Howmet Aerospace executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

(a)
such person’s position as an employee or executive officer of the other entity; or

(b)
such person’s position as a director of the other entity; or

(c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

(d)
both such position as a director and ownership as described in (b) and (c) above; or

(e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

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Corporate Governance

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Transactions with Related Persons in 2023

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
COMPENSATION CONSULTANTS
In 2023, the Compensation and Benefits Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”) as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median—Use of Independent Compensation Consultant.” The committee assessed CAP LLC’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors: CAP LLC provides no other services to the Company; the amount of fees received from the Company by CAP LLC as a percentage of CAP LLC’s total revenue; the policies and procedures that CAP LLC has in place to prevent conflicts of interest; any business or personal relationships between the consultants at CAP LLC performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants.
RECOVERY OF INCENTIVE COMPENSATION
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s 2020 Annual Cash Incentive Plan and its 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated (collectively, the “Plans”) each contains clawback, forfeiture and cancellation provisions as summarized below.

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Corporate Governance

▪
The Plans each contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation previously granted or paid to an employee during the preceding three fiscal years.

▪
The Plans also provide that the Compensation and Benefits Committee has broad discretion to cancel and/or clawback incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise, including in the event that an employee violates an agreement in place with the Company; engages in fraudulent or willful conduct; or violates the Company’s Code of Conduct.

▪
Under the Plans, incentive awards are also subject to any recoupment requirement imposed under the Sarbanes-Oxley Act of 2002 or under other applicable laws, rules, regulations or stock exchange listing standards.

CODE OF CONDUCT AND CODE OF ETHICS
The Company’s Code of Conduct applies to the directors, officers and employees of the Company, as well as those of our controlled entities. The Code of Conduct provides that such individuals shall comply with all laws and regulations that are applicable to the Company’s activities, and all applicable Company policies and procedures. The Company’s Code of Conduct is our roadmap for leading with integrity, guiding how we work with one another, conduct business, build our partnerships, protect our assets and support our communities.
The Company also has a Code of Ethics applicable to the CEO, CFO and other Financial Professionals, including the principal accounting officer. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at www.howmet.com. To date, no such amendments have been made or waivers granted.
OUR CORPORATE GOVERNANCE DOCUMENTS
The Company’s corporate governance documents are available on our website at www.howmet.com under “Investors—Corporate Governance—Governance and Policies”, including the Company’s Certificate of Incorporation; Bylaws; all Committee Charters; Board Confidentiality Policy; Corporate Governance Guidelines; Director Independence Standards; Anti-Corruption Policy; Code of Conduct; Code of Ethics for the CEO, CFO and Other Financial Professionals; Human Rights Policy; Insider Trading Policy; and Related Person Transaction Approval Policy.
The Company’s annual ESG Report can be found at www.howmet.com/esg-report.
Copies of these documents are available in print form by writing to Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Information on our website, including the Company’s ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.

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Stock Ownership Information
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Howmet Aerospace common stock, based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	45,247,674(2)	11.1%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	36,303,161(3)	8.9%
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199	Common Stock	23,097,214(4)	5.7%

(1)
Based on 408,382,588 shares outstanding on March 25, 2024.

(2)
In a Schedule 13G amendment dated February 13, 2024, The Vanguard Group, an investment adviser, reported that, as of December 29, 2023, it had shared power to vote or direct the vote of 556,648 shares, sole power to dispose or direct the disposition of 43,577,507 shares, and shared power to dispose or direct the disposition of 1,670,167 shares.

(3)
In a Schedule 13G dated January 25, 2024, BlackRock, Inc., a parent holding company, reported that, as of December 31, 2023, it had sole power to vote or direct the vote of 33,510,708 shares, sole power to dispose or direct the disposition of 36,303,161 shares, and no shared voting or dispositive power.

(4)
In a Schedule 13G dated February 9, 2024, Massachusetts Financial Services Company, an investment adviser, reported that, as of December 29, 2023, it had sole power to vote or direct the vote of 22,110,862 shares, sole power to dispose or direct the disposition of 23,097,214 shares, and no shared voting or dispositive power.

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Stock Ownership Information—Stock Ownership of Directors and Executive Officers

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Howmet Aerospace common stock (“Common Stock”), deferred share units, and deferred restricted share units, as of March 25, 2024, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 25, 2024) as a group.
Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Deferred share units provide holders with the same economic interest as if they own Common Stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned	Deferred Restricted Share Units(2)	Deferred Share Units(3)	Total
Directors
James F. Albaugh	10,000	*	45,792	—	55,792
Amy E. Alving	4,280	*	49,890	—	54,170
Sharon R. Barner	—	*	12,932	—	12,932
Joseph S. Cantie	40	*	37,831	—	37,871
Robert F. Leduc	—	*	31,461	—	31,461
David J. Miller	—	*	49,675	—	49,675
Jody G. Miller	—	*	26,178	—	26,178
Ulrich R. Schmidt	5,333	*	49,578	4,241	59,152
Gunner S. Smith	—	*	2,194	—	2,194
Named Executive Officers
John C. Plant(4)	3,616,585(5)	*	34,406	4,468	3,655,459
Kenneth J. Giacobbe	224,156	*	—	—	224,156
Neil E. Marchuk	109,511	*	—	—	109,511
Lola F. Lin	52,578	*	—	—	52,578
Michael N. Chanatry	137,607	*	—	52,700	190,307
All Directors and Executive Officers as a Group (15 individuals)	4,179,401	1.02%	339,937	61,409	4,580,747

*
Less than 1%.

(1)
This column shows beneficial ownership of Common Stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Common Stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Howmet Aerospace Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Howmet Aerospace common stock.

This column also includes shares of Common Stock that may be acquired upon the vesting of restricted share units and performance-based restricted stock units that have vesting dates that are within 60 days after March 25, 2024; and under employee stock options that are exercisable as of March 25, 2024, as follows:
▪
Mr. Giacobbe: 68,576 shares

▪
Mr. Marchuk: 76,887 shares

▪
Ms. Lin: 45,958 shares

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Stock Ownership Information—Section 16(A) Beneficial Ownership Reporting Compliance

▪
Mr. Chanatry: 53,023 shares

▪
All directors and executive officers as a group: 249,416 shares

For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This column lists deferred restricted share units issued to directors under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant. Deferred restricted share units are paid/settled either in a lump sum or installments, as elected by the director, upon retirement from the Board.

(3)
This column lists (i) for executive officers, deferred share equivalent units held under the Howmet Aerospace Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors. Each deferred share equivalent unit tracks the economic performance of one share of Howmet Aerospace common stock and is fully vested upon grant, but does not have voting rights.

(4)
Mr. Plant also serves as a director of the Company.

(5)
Includes 1,587,730 shares that are held in trusts of which Mr. Plant is the trustee and grantor, and the beneficiaries are himself or his children.

Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations.
Delinquent Section 16(a) Reports
Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that all such reports that were required to be filed under Section 16(a) during 2023 for all of its directors and executive officers were timely filed other than a Form 5 filing for John C. Plant relating to a transfer of shares from one trust of which Mr. Plant is the trustee, grantor and beneficiary to another trust of which Mr. Plant is the trustee and grantor and his children are the beneficiaries, which was filed late due to an inadvertent administrative error.

42   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Representatives of PricewaterhouseCoopers LLP are expected to be present on the live webcast of the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors unanimously recommends a vote FOR Item 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   43

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Report of the Audit Committee

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
▪
the integrity of the Company’s financial statements and internal controls;

▪
the Company’s compliance with legal and regulatory requirements;

▪
the independent auditors’ qualifications and independence; and

▪
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2023 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has:
(i)
received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence;

(ii)
discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management; and

(iii)
considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission (SEC) and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with internal and disclosure controls over financial reporting, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s chief internal audit executive to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

44   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.
THE AUDIT COMMITTEE

ULRICH R. SCHMIDT, Chair	JAMES F. ALBAUGH	JOSEPH S. CANTIE
April 8, 2024
Audit and Non-Audit Fees
The following table shows fees incurred for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
	Fiscal Year
Fees for Services Provided	2023	2022
Audit fees(1)	$7.0	$6.9
Audit-related fees(2)	$0.1	$0.1
Tax fees(3)	$0.1	$0.0
All other fees(4)	$0.0	$0.0
Total	$7.2	$7.1
(1)
Audit fees are comprised of the base audit fee (including statutory audit fees), effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements.

(2)
Audit-related fees include agreed-upon or expanded audit procedures for accounting or regulatory requirements.

(3)
Tax fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.

(4)
All other fees include subscriptions for online resources available from PwC.

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services.

See “Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services” on page A-1. All services set forth in the table above were approved by the Audit Committee before being rendered.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   45

Item 3—Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Board of Directors is asking you to approve, on an advisory basis, the Company’s executive compensation programs and policies and the resulting 2023 compensation of the individuals listed in the “2023 Summary Compensation Table” (our “named executive officers” or “NEOs”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that the advisory vote on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote on the frequency of shareholder votes in 2029. The next advisory vote on executive compensation will occur at the 2025 Annual Meeting of Shareholders.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.
The Board of Directors unanimously recommends a vote FOR Item 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
COMPENSATION COMMITTEE REPORT
The Compensation and Benefits Committee has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2024 Annual Meeting of Shareholders.

THE COMPENSATION AND BENEFITS COMMITTEE

ROBERT F. LEDUC, Chair	JAMES F. ALBAUGH	JOSEPH S. CANTIE
April 8, 2024

46   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (NEOs) with respect to fiscal year 2023 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2023, our NEOs are:
Name	Position
John C. Plant	Executive Chairman and Chief Executive Officer
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Neil E. Marchuk	Executive Vice President and Chief Human Resources Officer
Lola F. Lin	Executive Vice President, Chief Legal and Compliance Officer and Secretary
Michael N. Chanatry	Vice President and Chief Commercial Officer
In this CD&A, we will highlight:
1.
The Company’s 2023 performance

2.
Shareholder feedback received in 2023

3.
The Company’s compensation philosophy and design

4.
2023 incentive plan results

5.
Individual compensation decisions for the CEO and other NEOs

CD&A CONTENTS
48	SUMMARY OF KEY 2023 INPUTS AND DECISIONS
48	Our Business and 2023 Company Performance
49	Shareholder Feedback
50	COMPENSATION PHILOSOPHY AND DESIGN
51	Key Compensation Practices
52	Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
56	2023 ANNUAL CASH INCENTIVE COMPENSATION PLAN DESIGN, TARGETS AND RESULTS
57	2023 LONG-TERM INCENTIVES
59	2023 INDIVIDUAL COMPENSATION ARRANGEMENTS AND PERFORMANCE-BASED PAY DECISIONS

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   47

Executive Compensation—Compensation Discussion and Analysis

Summary of Key 2023 Inputs and Decisions

Our Business and 2023 Company Performance

Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation.
The Company has four reportable segments, which are organized by product on a worldwide basis:
▪
Engine Products;

▪
Fastening Systems;

▪
Engineered Structures; and

▪
Forged Wheels.

We refer to these segments in this CD&A as our “business groups.”
The Howmet Aerospace team drove very strong results in 2023, including with respect to revenue, net income, adjusted EBITDA excluding special items, adjusted earnings per share excluding special items, cash from operations and free cash flow. In 2023, the Company generated $901 million cash from operations and $682 million of free cash flow; $868 million of cash used for financing activities; and $215 million of cash used for investing activities. The Company deployed $476 million for debt paydown, $250 million for common stock repurchases, and $73 million for common stock dividends, including a 25% increase in the quarterly common stock dividend per share in the fourth quarter.
FULL YEAR 2023 HIGHLIGHTS
$6.6B	Revenue +17% year over year (“YoY”)
$765M	Net Income $1.83 per share vs. $1.11 in 2022
$766M	Net Income excluding special items $1.84 per share vs. $1.40 in 2022
$1.5B	Adjusted EBITDA excluding special items +18% YoY
$682M	Free Cash Flow +26% YoY

TOTAL REVENUE	GLOBAL PROFILE
$6.6 Billion	23,200	57	23
FISCAL YEAR 2023	EMPLOYEES	LOCATIONS	COUNTRIES
REVENUE BY MARKET
49%	15%	21%	15%
COMMERCIAL AEROSPACE	DEFENSE AEROSPACE	COMMERCIAL TRANSPORTATION	INDUSTRIAL AND OTHER
The Company continued its focus on liquidity and cash flows as well as improving its operating performance through profitable revenue, efficient operations, and margin enhancement. The Company also continued its intensified focus on capital efficiency.

48   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—Compensation Discussion and Analysis

FULL YEAR 2023 HIGHLIGHTS
▪
Revenue of $6.6 billion, up 17% year over year, driven by commercial aerospace, up 24% year over year. Revenue was $5.7 billion in 2022 and $5.0 billion in 2021.

▪
Net income of $765 million, or $1.83 per share, as compared to $469 million, or $1.11 per share, in 2022, and $258 million, or $0.59 per share, in 2021. Net income in 2023 included approximately $1 million in net charges from special items. Net income excluding special items was $766 million in 2023, or $1.84 per share, as compared to $593 million, or $1.40 per share, in 2022, and $442 million, or $1.01 per share, in 2021.

▪
Operating income of $1.2 billion, up 31% year over year. Operating income was $919 million in 2022 and $748 million in 2021. Operating income margin was 18.1% in 2023, as compared to 16.2% in 2022 and 15.0% in 2021.

▪
Adjusted EBITDA excluding special items of $1.5 billion, up 18% year over year. The year-over-year increase was driven by volume growth in the commercial aerospace market. Adjusted EBITDA excluding special items was $1.3 billion in 2022 and $1.1 billion in 2021. Adjusted EBITDA margin excluding special items was 22.7% in 2023, as compared to 22.5% in 2022 and 22.8% in 2021.

▪
Generated $901 million cash from operations and $682 million of free cash flow; $868 million of cash used for financing activities; $215 million of cash used for investing activities; $476 million of debt paydown; $250 million of common stock repurchases; and $73 million in common stock dividends.

▪
The Company’s long-term debt rating was upgraded to “BBB-” by S&P Global Ratings in December 2023 and to “Baa3” by Moody’s Investors Service in February 2024. With these upgrades, the Company is rated investment grade by the three major credit rating agencies.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

Shareholder Feedback
The Company solicits feedback from shareholders on a regular basis throughout the year. Shareholder engagement offers us an opportunity to obtain shareholders’ comments and insights, including those related to their policies and views on executive compensation, corporate governance, and environmental and social matters. Our engagement program is designed to address shareholder questions and concerns, provide perspective on Company policies and practices, seek shareholder input, and incorporate feedback, as appropriate. The regular dialogue with our shareholders informs our Board meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders tell us matter most to them. For a detailed description of the Company’s year-round outreach, see the “Corporate Governance—Shareholder Engagement” section.
In both the spring and fall of 2023, we reached out to 48 of our top 50 shareholders, representing approximately two-thirds of our outstanding shares, to invite them to meet with the Company. The two exclusions were Elliott Management (who has a representative on the Board) and Mr. Plant.
Outreach	Shareholders Contacted	Accepted Invitation	Indicated Discussion Not Necessary	Did Not Respond to Outreach
Spring 2023
Number of Shareholders	48	17	0	31
% of Shares Outstanding	68%	42%	0%	26%
Fall 2023
Number of Shareholders	48	9	10	29
% of Shares Outstanding	67%	20%	9%	39%
Company participants in each of the spring and fall discussions included Neil E. Marchuk—Executive Vice President (EVP) and Chief Human Resources Officer, Lola F. Lin—EVP, Chief Legal and Compliance Officer and Secretary, and other members of management in functions representing relevant subject areas, including compensation and benefits, environmental, health and safety, corporate governance, and investor relations.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   49

Executive Compensation—Compensation Discussion and Analysis

In our spring 2023 shareholder outreach, shareholders were interested in hearing about the changes that we had made to our compensation program as disclosed in our 2023 proxy statement, including:
▪
Transitioning Mr. Plant to a compensation package that includes base salary, cash incentive awards (beginning with the 2023 performance year), and annual equity awards (beginning in 2024)—see page 59 for more information.

▪
Adjusting Mr. Plant’s Change-In-Control benefits to be more in line with market practice—see page 66 for more information.

▪
Changing the Company’s long-term incentive plan from measuring the Company’s performance over three 1-year periods to measuring the Company’s performance over one 3-year period, beginning with the 2023 performance restricted share unit awards.

The shareholders with whom we spoke viewed the changes very favorably, as evidenced in the increase in shareholder approval of the Company’s Say-On-Pay ballot item to 97.5% in 2023 from 52.4% in 2022.
In our fall 2023 shareholder outreach, we met with shareholders and received feedback on a number of governance topics. With regard to compensation, a few shareholders asked for a reminder on the changes described above, but none raised any new questions or concerns on compensation topics. Instead, most of the discussions focused on Environmental, Social, and Governance topics. See the “Corporate Governance—Shareholder Engagement” section.
Compensation Philosophy and Design

The Company’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our compensation structure, which is designed based on four guiding principles:

1.
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives, and choose metrics, including relative total shareholder return, that are aligned with long-term company success, thereby increasing alignment between our executives’ incentives and shareholder value.

2. Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance.	3. Set incentive targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.
4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

50   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—Compensation Discussion and Analysis

Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2023.
What We Do	What We Don’t Do

PAY FOR PERFORMANCE

We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, business group and individual levels.
ROBUST STOCK OWNERSHIP GUIDELINES

Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.
DOUBLE-TRIGGER CHANGE-IN-CONTROL PROVISIONS

Equity awards for NEOs require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.
ACTIVE ENGAGEMENT WITH SHAREHOLDERS

We engage with shareholders throughout the year to obtain insights that guide our executive compensation programs.
INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with the Company.
CONSERVATIVE RISK PROFILE

We use a balance of different performance metrics in our annual and long-term incentive compensation plans to avoid overemphasizing any one performance measure and exposing the Company to undue risk.
CLAWBACK POLICY

Both our annual cash incentive compensation plan and our stock incentive plan contain “clawback” and forfeiture provisions providing for reimbursement or cancellation of incentive compensation from employees in certain circumstances. In 2023, the Company also adopted a new executive officer clawback policy in accordance with SEC rules and NYSE listing standards.

NO GUARANTEED BONUSES

Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.
NO PARACHUTE TAX GROSS-UPS

Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.
NO SHORT SALES, DERIVATIVE TRANSACTIONS OR HEDGING

We do not allow short sales or derivative or speculative transactions in, or hedging of, Company securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Company securities as collateral.
NO DIVIDENDS ON UNVESTED EQUITY AWARDS

We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.
NO SHARE RECYCLING OR OPTION REPRICING

Our equity plan prohibits share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes and repricing underwater stock options.
NO SIGNIFICANT PERQUISITES

We do not provide any significant perquisites to our NEOs.
NO CASH SEVERANCE OVER 2.99 TIMES BASE SALARY AND TARGET BONUS

The Company has adopted a severance compensation policy requiring shareholder approval of any agreements or plans that would pay cash severance in excess of 2.99 times base salary and target bonus.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   51

Executive Compensation—Compensation Discussion and Analysis

Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
The compensation design for our NEOs, other than Mr. Plant, consists of the following elements:
		Compensation Element	Guiding Principle	Design/Structure
◀ FIXED ▶	Short- Term	BASE SALARY	▪ Target the market median	▪ Target the market median
◀ VARIABLE ▶		ANNUAL INCENTIVE COMPENSATON
▪
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance

▪
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

▪
Take into account individual performance that may include non-financial goals contributing to the success of the Company

▪
NEO annual incentives are paid in cash and determined through a two-step performance measurement process:

1.
Performance against financial goals is used to determine the payout level and fund the incentive pool

2.
Individual NEO performance is assessed, and an individual multiplier is applied to the funded payout results, thus allocating the incentive pool across the eligible population

	Long- Term	LONG-TERM INCENTIVE COMPENSATION
▪
Make LTI equity the most significant portion of total compensation for senior executives and managers

▪
Set equity target grant levels in line with industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

▪
NEO long-term incentives are granted as 40% time-vested restricted share units (RSUs) and 60% performance restricted share units (PRSUs)

▪
Financial metrics used are aligned with driving long-term stock price performance and are typically measured over three years, except as discussed below

▪
A standalone relative TSR metric, or a relative TSR multiplier prior to 2023, is used to further reinforce shareholder alignment

COMPENSATION LEVELS
Base salaries and target incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each continuing NEO’s targeted compensation (salary, target annual incentive compensation, and target long-term incentive compensation), taking into consideration alignment to market data of industry peers. The Compensation Committee generally sets target total direct compensation at median of market to provide competitive pay, unless a particular executive merits a different market position, such as due to experience or a unique set of skills like our CEO.

52   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—Compensation Discussion and Analysis

2023 MARKET COMPARATOR GROUPS
To help guide compensation decisions, the Company uses two market comparator groups. The data from each of these comparator groups described below is considered in establishing compensation programs, policies, pay levels and targets, and to ensure that the Company provides appropriate compensation to attract, retain and motivate employees.
1.
PROXY PEER GROUP: A peer group of 18 companies from which we collect proxy data, which helps inform and determine compensation levels and target setting for the CEO, CFO and other named executive officers for whom data is available. This peer group is also used to help determine appropriate short and long-term incentive metrics. The Compensation Committee reviewed the Proxy Peer Group in 2023 and decided not to make any changes to the peer companies. The review considered industry, and key financial metrics including:

▪
revenue;

▪
market capitalization;

▪
EBITDA;

▪
EBITDA margin; and

▪
total assets.

See “Attachment B—Howmet Aerospace Inc. Peer Group Companies.”
2.
WILLIS TOWERS WATSON CUSTOM SURVEY COMPARATOR GROUP: We also use a comparator group of companies heavily weighted towards industrials with revenues between $3 billion and $15 billion. These companies participated in the Willis Towers Watson Executive Compensation Survey. This comparator group is used as a supplement to proxy data and to benchmark roles for which proxy data is not available.

USE OF INDEPENDENT COMPENSATION CONSULTANT
The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2023, the Compensation Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”), which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants”. CAP LLC provided market perspective, as requested by the Compensation Committee, on the form of Mr. Plant’s compensation arrangement, the form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning Securities and Exchange Commission (SEC) and say-on-pay policies, analysis and review of the Company’s compensation plans for executives, and the composition of the Proxy Peer Group (as discussed above). CAP LLC also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the peer group companies and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
USE OF TALLY SHEETS
In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets synthesize the various components of our compensation programs, which helps us in making pay decisions.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   53

Executive Compensation—Compensation Discussion and Analysis

CONSERVATIVE COMPENSATION RISK PROFILE
We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
▪
A balance of corporate and business group weighting in incentive compensation programs;

▪
A balanced mix between short-term and long-term incentives;

▪
Caps on incentives;

▪
Use of a balance of different performance measures in the annual cash and long-term incentive compensation plans to avoid overemphasizing any one performance measure;

▪
Discretion retained by the Compensation Committee to adjust awards;

▪
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

▪
Clawback policies applicable to all forms of incentive compensation; and

▪
Anti-hedging provisions in the Company’s Insider Trading Policy.

In addition,
(i)
no business group has a compensation structure significantly different from that of the other groups or that deviates significantly from the Company’s overall risk and reward structure;

(ii)
the Company has a conservative leverage policy; and

(iii)
compensation incentives are not based on the results of speculative trading.

As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
CLAWBACK POLICY AND FORFEITURE PROVISIONS
In accordance with SEC requirements and NYSE listing standards, the Company adopted an Executive Officer Incentive Compensation Recovery Policy (the “Clawback Policy”) in 2023 that provides for the recovery of the amount of incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), during the prior three fiscal years if the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Subject to limited exceptions, the amount subject to recovery equals the excess that the Covered Officer received over the amount that would have been paid to the Covered Officer after taking into account the accounting restatement. The Clawback Policy applies to incentive compensation received on or after October 2, 2023.
In addition, the Company’s Annual Cash Incentive Plan and Stock Incentive Plan each also contains an “excess compensation clawback” feature that allows the Company, in the event of a financial restatement, to recover excess award compensation from any employee. The plans also provide that the Compensation Committee has broad discretion to claw back or cancel incentive awards if an employee engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise. For more information, see “Corporate Governance—Recovery of Incentive Compensation.”
COMPLIANCE WITH STOCK OWNERSHIP GUIDELINES
Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in the Company until retirement. Our stock ownership guidelines require that Mr. Plant retain equity equal in value to six times his base salary; Mr. Giacobbe, Mr. Marchuk and Ms. Lin each retain equity equal in value to three times base salary; and Mr. Chanatry retain equity equal in value to one and a half times his base salary. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or stock appreciation rights

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towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options, after deducting shares used to pay for the option exercise price and taxes.
Messrs. Plant, Giacobbe, Marchuk, and Chanatry have met the stock ownership requirements. Ms. Lin, who was hired in 2021, has not yet met the guidelines but will continue to retain a minimum of 50% of all shares acquired upon vesting of Company equity awards until she meets the guidelines.
NO SHORT SALES, DERIVATIVE OR SPECULATIVE TRANSACTIONS, HEDGING, OR PLEDGING OF COMPANY SECURITIES
Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities. Directors and officers subject to Section 16 of the Exchange Act are prohibited from holding Company securities in margin accounts, pledging Company securities as collateral, or maintaining an automatic rebalance feature in savings plans, deferred compensation plans or deferred fee plans.
LIMITATION ON SEVERANCE PAYMENTS
In February 2024, the Board adopted a Severance Compensation Policy that obligates the Board to seek shareholder approval before the Company enters into or amends any employment agreement, severance agreement or similar arrangement with any executive officer, or establishes any new severance plan or policy covering executive officers, that would provide for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus. The policy includes the following specific features: (i) it allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination, and (ii) it applies to executive officers who are subject to reporting requirements under Section 16 of the Exchange Act. The Compensation Committee believes that this policy carefully balances the interests of shareholders with the Company’s need to remain competitive in the market for talent. The policy is available on our website.
TAX DEDUCTIBILITY AND OUR INCENTIVE COMPENSATION PLANS
Under Section 162(m) of the Internal Revenue Code, only the first $1 million in annual compensation paid to our named executive officers generally is deductible for federal income tax purposes. While the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by the Company in order to maintain a compensation program that is consistent with our executive compensation philosophy described above.

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Executive Compensation—Compensation Discussion and Analysis

2023 Annual Cash Incentive Compensation Plan Design, Targets and Results

Each of the NEOs was eligible to participate in our corporate annual incentive compensation (IC) plan for 2023.
In setting the annual IC targets for 2023, the Compensation Committee considered market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Free Cash Flow, the 2023 target range was set at $555M-$615M. This target range reflects an increase over the 2022 Free Cash Flow result of $540M.

▪
For Adjusted EBITDA excluding special items, the 2023 target range was set at $1,285M-$1,367M. This target range reflects an increase over the 2022 result of $1,276M.

For 2023, the Corporate IC plan payout was at 200%, as 2023 Free Cash Flow and Adjusted EBITDA excluding special items were both greater than the maximum, and the Committee awarded the maximum payout for the achievement of strategic goals. The Compensation Committee felt the result was a fair representation of the performance of the Company in 2023 given the strong year-over-year financial performance and the fact that the Company exceeded the high end of its external guidance on all key financial metrics in 2023.
		Payout Level
Measure	Weight	Minimum (payout = 0%)	Target (payout = 100%)	Maximum (payout = 200%)	Result	Weighted Payout
Free Cash Flow*	40%	$500M	$555M-$615M	$685M	$697M	80%
Adjusted EBITDA excluding special items	40%	$1,200M	$1,285M-$1,367M	$1,455M	$1,508M	80%
Achievement of Strategic Goals	20%				Described Below	40%
					Result:	200%
*
Per the plan design, 2023 Free Cash Flow result excludes the $15 million voluntary pension contribution made in 2023

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

To assess the achievement of strategic goals in 2023, the Compensation Committee considered a matrix of results across a number of different functions, including Treasury, Tax, Investor Relations, Shared Services, Legal, Human Resources and Environmental, Social, and Governance. Some key highlights of 2023 accomplishments include:
▪
Gross debt reduced to approximately $3.7 billion and interest expense reduced to approximately $220 million.

▪
2023 effective tax rate was reduced to 21.5%.

▪
Improved long only ownership from 78% in 2022 to 91% in 2023.

▪
Replaced an over 20-year-old payroll system for over 13,000 employees with very minimal impact to employees.

▪
Multiple union contracts negotiated without business disruption.

▪
Increased the number of U.S. applications for open roles by more than 2 times the number of applicants in 2022.

▪
Received a number of external awards, including Forbes World’s Best Employers and Best Diversity, Time Magazine World’s Best People and Best Companies for Sustainability, and Vibrant Pittsburgh awards.

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▪
Climate goals ahead of plan: already implemented 70,000 metric tons (MT) of greenhouse gas emission reduction from 2019 through 2023, versus plan of 75,000 MT by end of 2024.

▪
Achieved energy cost savings of $27.1 million.

▪
Water intensity and hazardous waste intensity improved and achieved target.

▪
Safety: no serious injury in 2023; DART (days away and restricted time) and Total Recordable rate were below target.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

For more information on the Company’s ESG approach, please see the “Environmental and Social Responsibility” and the “Corporate Governance” sections.
2023 Long-Term Incentives

Each of the NEOs, except for Mr. Plant, received a long-term incentive award in 2023, consisting of 40% time-vested RSUs and 60% PRSUs. There are currently three tranches of PRSUs outstanding:
▪
Performance for the PRSUs for the outstanding 2021 and 2022 grants are measured over three 1-year performance periods, with a relative TSR multiplier measured over a 3-year performance period.

▪
Beginning with the PRSUs granted in February 2023, the Compensation Committee approved a change back to a 3-year performance period (vs. three 1-year periods) as markets continued to stabilize.

2021 AND 2022 PRSU GRANTS
▪
For the 2021 performance year, we used Adjusted EBITDA Margin excluding special items as our sole internal financial metric.

▪
For the 2022, 2023, and 2024 performance years, we added Adjusted Earnings Per Share (EPS) excluding special items as an additional internal financial metric weighted at 40%, with Adjusted EBTIDA Margin excluding special items or Adjusted EBITDA excluding special items weighted at 60%.

▪
The relative TSR multiplier is measured over a 3-year period with a multiplier of up to +/-20% for the 2021 and 2022 awards. Relative TSR is measured against a peer group of 19 Aerospace & Defense companies (the “PRSU Peer Group”). For a list of companies in the PRSU Peer Group, see “Attachment B—Howmet Aerospace Inc. Peer Group Companies”.

The final payout for the 2021 and 2022 PRSUs is equal to:
(Year 1 Performance Result + Year 2 Performance Result + Year 3 Performance Result)	×	Relative TSR Multiplier
3
In setting the long-term incentive targets for 2023, the Compensation Committee considered market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Adjusted EBITDA excluding special items, the 2023 target was set at $1,326M. This is an increase over the 2022 result of $1,276M.

▪
For Adjusted EPS excluding special items, the 2023 target was set at $1.55 per share. This is an increase over the 2022 result of $1.40 per share.

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Executive Compensation—Compensation Discussion and Analysis

For 2023, the performance result was at 200%, as both 2023 Adjusted EBITDA excluding special items and Adjusted EPS excluding special items exceeded the maximum. The following tables show the targets and performance to date for the PRSUs granted in 2021 and 2022.
FINANCIAL METRIC PERFORMANCE TARGETS (THREE 1-YEAR PERIODS)
2021 Performance		2022 Performance			2023 Performance
2021 Grant Year 1		2021 Grant Year 2 2022 Grant Year 1			2021 Grant Year 3 2022 Grant Year 2
Adjusted EBITDA Margin excluding special items	Achievement	Adjusted EBITDA Margin excluding special items	Adjusted EPS excluding special items	Achievement	Adjusted EBITDA excluding special items	Adjusted EPS excluding special items	Achievement
<21.7%	0%	22.4%	$1.33	50%	$1,200M	$1.40	50%
22.3%	100%	22.8%	$1.40	100%	$1,326M	$1.55	100%
24.8%	200%	24.0%	$1.57	200%	$1,455M	$1.71	200%
Result 22.8%	120%	Result: 22.5%	Result: $1.40	77.5%	Result: $1,508M	Result: $1.84	200%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

3-YEAR RELATIVE TSR FOR THE 2021 and 2022 PRSU AWARDS:
At the completion of the performance period for the 2021 award, as defined below, the Company’s TSR was the highest in the PRSU Peer Group, which means the TSR Multiplier was 120%. The Company’s TSR for the 2022 award is tracking as 2nd in the peer group through March 25, 2024.
Percentile Rank vs. PRSU Peer Group	Multiplier	Definition
0-20th	80%
▪
TSR measured over 36 months with:

□
Starting period = average closing price in December prior to start of the performance period

□
Ending period = average trading price in December at the end of the performance period

▪
TSR result multiplied by payout for financial metrics capped at 200%

21st-40th	90%
41st-60th	100%
61st-80th	110%
81st-100th	120%
FINAL PAYOUT FOR THE 2021 PRSU AWARDS
Based on the performance as shown above, the final payout for the 2021 PRSU Awards is:
The awards vest on May 10, 2024.
2023 PRSU GRANTS
The 2023 PRSU awards are based on the following metrics:
▪
The three-year increase in Adjusted EBITDA excluding special items over the 2023 result of $1,508M (1/3 weight)

▪
The aggregate Adjusted EPS excluding special items over the three-year period from 2023-2025 (1/3 weight)

▪
The relative TSR over the three years measured against the PRSU Peer Group (1/3 weight)

The threshold, target, and maximum for each of the three metrics will be disclosed in the 2026 proxy statement at the conclusion of the performance period.

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Executive Compensation—Compensation Discussion and Analysis

2023 Individual Compensation Arrangements and Performance-Based Pay Decisions

Chief Executive Officer—John C. Plant
In 2023, there was no change to Mr. Plant’s base salary, and he did not receive any new equity awards. In accordance with his December 2022 letter agreement with the Company, he became eligible for an annual cash IC award beginning with the 2023 performance year, with a target award of 175% of his base salary. The metrics and targets were as described above, and the award paid out as follows:
Base Salary	Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
$1,600,000	175%	200%	100%	$5,600,000
In February 2024, Mr. Plant received an equity award with a grant date value of $14,100,000. 60% of the award was granted as PRSUs and 40% of the award was granted as RSUs. This is currently his only outstanding equity award as his other awards have vested.
▪
As part of his 2020 letter agreements, Mr. Plant had the opportunity to earn a total of 2,100,000 PRSUs by achieving 16 stock price hurdles ranging from $17.03 to $42.29. All 16 hurdles were achieved, and the entire award vested on March 31, 2023.

▪
Mr. Plant also vested in 494,999 RSUs on March 31, 2023, which were granted as part of his 2020 letter agreements.

▪
As part of his October 2021 letter agreement, Mr. Plant was awarded 500,000 RSUs that vested on January 1, 2024.

Other Named Executive Officers
The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, and utilizes several assessment factors that may include:
▪
Market positioning based on peer group data

▪
Individual, Business Group, and Corporate performance

▪
Complexity and importance of the role and responsibilities

▪
Experience and unique skills

▪
Aggressiveness of targets

▪
Contributions that positively impact the Company’s future performance

▪
Unanticipated events impacting business plan goals

▪
Retention of key individuals in a competitive talent market

▪
Leadership and growth potential

In 2023, the Compensation Committee made the following annual compensation decisions for the other NEOs:
Executive	Salary Increase Effective 3/1/2023	Annual Equity Award (Granted on 2/16/2023 as 60% PRSUs and 40% RSUs)	Annual IC Payout for 2023 Performance
			Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
Kenneth J. Giacobbe	4.8% to $650,000	$1,750,000	100%	200%	100%	$1,290,000
Neil E. Marchuk	3.8% to $675,000	$1,800,000	100%	200%	100%	$1,341,666
Lola F. Lin	3.5% to $585,000	$1,200,000	100%	200%	100%	$1,163,334
Michael N. Chanatry	3.8% to $550,000	$600,000	70%	200%	100%	$765,334

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Executive Compensation—Compensation Tables

Compensation Tables
2023 Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John C. Plant Executive Chairman and Chief Executive Officer	2023	1,600,000	0	0	0	5,600,000	0	144,588	7,344,588
	2022	1,600,000	0	0	0	0	0	148,249	1,748,249
	2021	1,600,000	0	15,445,000	0	0	0	144,000	17,189,000
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2023	645,000	0	1,750,084	0	1,290,000	88,948	58,463	3,832,495
	2022	616,667	0	1,600,028	0	370,000	0	63,404	2,650,099
	2021	585,417	0	5,446,264	0	556,146	0	59,062	6,646,889
Neil E. Marchuk Executive Vice President and Chief Human Resources Officer	2023	670,833	0	1,800,035	0	1,341,666	0	72,418	3,884,952
	2022	647,500	250,000	1,700,054	0	388,500	0	76,010	3,062,064
	2021	625,084	0	5,646,273	0	593,829	0	71,723	6,936,909
Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary	2023	581,667	0	1,200,023	0	1,163,334	0	47,375	2,992,399
	2022	562,500	0	1,100,039	0	337,500	0	43,191	2,043,230
	2021	281,250	200,000	1,400,080	0	267,187	0	160,086	2,308,603
Michael N. Chanatry Vice President and Chief Commercial Officer	2023	546,667	0	600,012	0	765,334	0	57,176	1,969,189
	2022	527,500	160,000	550,037	0	265,860	0	57,575	1,560,972
	2021	506,251	0	2,043,527	0	336,656	0	54,965	2,941,399
Notes to 2023 Summary Compensation Table:
Column(s)
(a)
Named Executive Officers. The named executive officers include the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executives who were serving as executive officers on December 31, 2023.

(c)	Salary. This column is equal to the actual base salary amount each of the named executive officers was paid in 2023.
(d)	Bonus. There were no bonus payments in 2023.
(e) and (f)
Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. There were no stock options granted in 2023.
Stock awards are valued at the market price of a share of stock on the date of grant as determined by the closing price of our common stock. For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections and pages in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based Compensation” on page 35, and the disclosures on “Stock-Based Compensation” in Note A and Note I to the Consolidated Financial Statements on pages 49 and 70, respectively.

(g)
Non-Equity Incentive Plan Compensation. Reflects cash payments made under the Annual Cash Incentive Plan for 2023 performance. See the “2023 Annual Cash Incentive Compensation Plan Design, Targets and Results” section on page 56.

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Executive Compensation—Compensation Tables

(h)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. None of the executive officers shown participate in a defined benefit pension plan except for Mr. Giacobbe. The defined benefit pension plan was closed to employees hired after March 1, 2006 and frozen to future benefit accruals as of April 1, 2018. The increase in present value of Mr. Giacobbe’s pension is attributable to changes in the discount rate used for measurement of pension obligations year over year.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.

(i)	All Other Compensation. For Mr. Plant, Mr. Giacobbe, and Mr. Marchuk, the amount includes $588 for their spouses attending two Board dinners. For all of the executive officers shown, the amount includes Company contributions to the Company’s Retirement Savings Plan and Deferred Compensation Plan as follows:
	Company Matching Contribution		3% Retirement Contribution
Name	Savings Plan ($)	Deferred Compensation Plan ($)	Savings Plan ($)	Deferred Compensation Plan ($)	Total Company Contribution ($)
John C. Plant	19,800	76,200	9,900	38,100	144,000
Kenneth J. Giacobbe	19,300	8,125	9,900	20,550	57,875
Neil E. Marchuk	19,800	20,250	9,900	21,880	71,830
Lola F. Lin	19,800	—	9,900	17,675	47,375
Michael N. Chanatry	19,800	13,000	9,900	14,476	57,176
2023 Grants of Plan-Based Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	2023 Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
John C. Plant		1,400,000	2,800,000	8,400,000

Kenneth J. Giacobbe		322,500	645,000	1,935,000
	2/16/2023				12,224	24,448	48,896	16,299			1,750,084
Neil E. Marchuk		335,417	670,833	2,012,500
	2/16/2023				12,532	25,146	50,292	16,764			1,800,035
Lola F. Lin		290,833	581,667	1,745,000
	2/16/2023				8,382	16,764	33,528	11,176			1,200,023
Michael N. Chanatry		191,333	382,667	1,148,000
	2/16/2023				4,191	8,382	16,764	5,588			600,012
(1)
The amounts reported are the potential amounts for annual cash incentive awards for 2023. Actual amounts earned are reflected in the 2023 Summary Compensation Table. For performance below Threshold, the payout would be $0. For more information about annual cash incentive awards made under the Annual Cash Incentive Plan, see “Compensation Discussion and Analysis.”

(2)
Performance-based restricted share units granted in 2023. For performance below Threshold, the payout would be $0. Mr. Plant did not receive any equity awards in 2023.

(3)
Time-vested restricted share units granted in 2023. Mr. Plant did not receive any equity awards in 2023.

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Executive Compensation—Compensation Tables

2023 Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
John C. Plant(5)
Stock Awards						500,000	27,060,000
Kenneth J. Giacobbe(6)
Stock Awards						179,626	9,721,359	81,939	4,434,539
Neil E. Marchuk(7)
Stock Awards						183,677	9,940,599	88,014	4,763,318
Lola F. Lin(8)
Stock Awards						37,176	2,011,965	55,763	3,017,894
Michael N. Chanatry(9)
Stock Awards						68,246	3,693,474	27,368	1,481,156
Stock Options	31,202			22.60	4/16/2028
(1)
No new stock options were granted in 2019-2023. Options shown have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment.

(2)
Stock awards in column (g) include time-vested RSU awards and earned PRSU awards, subject generally to continued employment.

(3)
Calculated using the closing price of Howmet Aerospace common stock on December 29, 2023, which was $54.12 per share.

(4)
Stock awards in column (i) include unearned PRSU awards at the target level. The awards will vest subject generally to continued employment and performance. The actual number of shares earned can range from 0% to 200% of the target number of shares shown.

(5)
Mr. Plant’s stock awards vested as follows: 500,000 shares vested on January 1, 2024.

(6)
Mr. Giacobbe’s stock awards vest as follows: 20,258 shares will vest on May 10, 2024; 125,000 shares will vest on June 28, 2024; 18,069 shares will vest on May 5, 2025; and 16,299 shares will vest on February 16, 2026. Mr. Giacobbe’s unearned PRSU awards will vest as follows, if earned (at target): 30,387 will vest on May 10, 2024; 27,104 will vest on May 5, 2025; and 24,448 will vest on February 16, 2026.

(7)
Mr. Marchuk’s stock awards vest as follows: 22,714 shares will vest on May 10, 2024; 125,000 shares will vest on June 28, 2024; 19,199 shares will vest on May 5, 2025; and 16,764 shares will vest on February 16, 2026. Mr. Marchuk’s unearned PRSU awards will vest as follows, if earned (at target): 34,070 will vest on May 10, 2024; 28,793 will vest on May 5, 2025; and 25,146 will vest on February 16, 2026.

(8)
Ms. Lin’s stock awards vest as follows: 13,577 shares will vest on May 10, 2024; 12,423 shares will vest on May 5, 2025; and 11,176 shares will vest on February 16, 2026. Ms. Lin’s unearned PRSU awards will vest as follows, if earned (at target): 20,365 will vest on May 10, 2024; 18,634 will vest on May 5, 2025; and 16,764 shares will vest on February 16, 2026.

(9)
Mr. Chanatry’s stock awards vest as follows: 6,446 shares will vest on May 10, 2024; 50,000 shares will vest on June 28, 2024; 6,212 shares will vest on May, 5, 2025; and 5,588 shares will vest on February 16, 2026. Mr. Chanatry’s unearned PRSU awards will vest as follows, if earned (at target): 9,669 will vest on May 10, 2024; 9,317 will vest on May 5, 2025; and 8,382 shares will vest on February 16, 2026.

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Executive Compensation—Compensation Tables

2023 Option Exercises and Stock Vested

(a)	(b)	(c)	(d)	(e)
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John C. Plant	—	—	2,594,999	109,950,108
Kenneth J. Giacobbe	—	—	166,776	7,338,144
Neil E. Marchuk	—	—	196,557	8,648,508
Lola F. Lin	—	—	—	—
Michael N. Chanatry	—	—	59,565	2,620,860
2023 Pension Benefits

Name(1)	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Howmet Aerospace Retirement Plan	13.78	419,590
	Excess Benefits Plan C		602,630
	Total		1,022,220	N/A
(1)
Messrs. Plant, Marchuk and Chanatry, and Ms. Lin do not appear in the Pension Benefits Table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumption
For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” on page 34 and the disclosures on “Pension and Other Postretirement Benefits” in Note G to the Consolidated Financial Statements on pages 57 to 64, respectively.
Qualified Defined Benefit Plan
In 2023, Mr. Giacobbe participated in the Howmet Aerospace Retirement Plan. The plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired prior to March 1, 2006. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation and are calculated using the highest consecutive five years. The amount of annual compensation that may be taken into account under the plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the Company moved all future benefits to the Howmet Aerospace Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment, as permissible, after termination of employment.
Nonqualified Defined Benefit Plan
Mr. Giacobbe participates in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   63

Executive Compensation—Compensation Tables

code. The benefit formula is identical to the Howmet Aerospace Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Howmet Aerospace Retirement Savings Plan
For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive compensation eligible for contribution to the Plan. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2023, these contributions were as follows:
Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	9,900	19,800
Kenneth J. Giacobbe	9,900	19,300
Neil E. Marchuk	9,900	19,800
Lola F. Lin	9,900	19,800
Michael N. Chanatry	9,900	19,800
These amounts are included in the column “All Other Compensation” in the “2023 Summary Compensation Table.”
2023 Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2023 ($)	Registrant Contributions in 2023 ($)	Aggregate Earnings in 2023 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2023 FYE ($)
John C. Plant			84,680E
	76,200	114,300	0D	0	998,434
Kenneth J. Giacobbe			5,161E
	19,350	28,675	0D	0	256,342
Neil E. Marchuk			38,841E
	40,250	42,130	0D	0	402,305
Lola F. Lin			4,368E
	0	17,675	0D	0	37,290
Michael N. Chanatry			729,722E
	382,727	27,476	8,193D	0	3,080,585
E—Earnings
D—Dividends on Howmet Aerospace common stock or share equivalents
The investment options under the Company’s nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Company’s Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Company’s Retirement Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.
The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC), the ERIC contributions are made into the Deferred Compensation Plan. In 2023, these contributions were as follows:

64   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—Compensation Tables

Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	38,100	76,200
Kenneth J. Giacobbe	20,550	8,125
Neil E. Marchuk	21,880	20,250
Lola F. Lin	17,675	0
Michael N. Chanatry	14,476	13,300
These amounts are included in the column “All Other Compensation” in the “2023 Summary Compensation Table.”
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.
Potential Payments upon Termination or Change in Control

In February 2024, the Board adopted a Severance Compensation Policy that obligates the Board to seek shareholder approval before the Company enters into any new or amended agreement or establishes any plan or policy that would provide to any Executive Officer of the Company, cash severance benefits exceeding 2.99 times the sum of the Executive Officer’s base salary plus target annual bonus. Cash severance benefits under the Company’s current Change in Control Severance Plan and Executive Severance Plan would not exceed the limit set forth in the Severance Compensation Policy.
Mr. Plant Letter Agreement Termination Protections
As part of his December 2022 letter agreement with the Company, Mr. Plant agreed to forego the change in control and non-change in control cash severance provisions of his prior letter agreements and instead become a participant in the Company’s Change in Control Severance Plan and Executive Severance Plan, effective January 1, 2023.
Executive Severance Plan
Messrs. Plant, Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Executive Severance Plan during 2023. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the participant will receive:
i.
For Mr. Plant, a cash severance payment equal to one-and-a-half years of base salary and target annual cash incentive; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash severance payment equal to one year of base salary and target annual cash incentive; and for Mr. Chanatry, a cash severance payment equal to one year of base salary.

ii.
For Mr. Plant, continued health care benefits for a one-and-a-half year period; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continued health care benefits for a two-year period; and for Mr. Chanatry, continued health care benefits for a one-year period.

iii.
For Mr. Plant, a cash payment equal to one-and-a-half years of retirement accrual; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two additional years of retirement accrual; and for Mr. Chanatry, a cash payment equal to one year of additional retirement accrual, calculated as described in the plan.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   65

Executive Compensation—Compensation Tables

The following table shows the severance payments and benefits that would have been payable to the NEOs under the Executive Severance Plan upon a termination without cause on December 31, 2023.
Name	Cash Severance Payment ($)	Additional Retirement Accrual ($)	Value of continued active health care benefits ($)
John C. Plant	6,600,000	198,000	198,459
Kenneth J. Giacobbe	1,300,000	104,907	53,767
Neil E. Marchuk	1,350,000	81,000	37,825
Lola F. Lin	1,170,000	70,200	34,281
Michael N. Chanatry	550,000	28,050	300
Change in Control Severance Benefits
Messrs. Plant, Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Change in Control Severance Plan during 2023. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.
Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are:
i.
For Mr. Plant, a cash payment equal to two-and-a-half times his annual salary and target annual cash incentive; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two times annual salary plus target annual cash incentive; and for Mr. Chanatry, a cash payment equal to one-and-a-half times annual salary plus target annual cash incentive.

ii.
For Mr. Plant, continued health care benefits for two-and-a-half years; for Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continued health care benefits for two years; and for Mr. Chanatry, continued health care benefits for one-and-a half years.

iii.
For Mr. Plant, two-and-a-half additional years of Company savings plan contributions; for Mr. Giacobbe, two additional years of pension credit and Company savings plan contributions; for Mr. Marchuk and Ms. Lin, two additional years of Company savings plan contributions; and for Mr. Chanatry, one-and-a-half additional years of Company savings plan contributions.

iv.
Six months of outplacement benefits.

v.
A prorated annual cash incentive at target for the completed period of service in the year in which the severance occurs.

There is no excise tax gross-up provision under the Change In Control Severance Plan.
The terms of the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. In general, performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

66   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—Compensation Tables

The following table shows the severance payments and benefits that would have been payable if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2023, as well as the value of the unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 29, 2023, which was $54.12 per share, with any 2021 PRSU awards included at the 159% achievement level, as described on page 58, and the 2022 and 2023 PRSU awards included at target.
Name	Cash Severance Payment ($)	Value of Additional Retirement Accrual ($)	Value of continued active health care benefits ($)	Prorated Annual Incentive Compensation in Year of Termination ($)	Value of equity awards on 12/31/2023 that would have immediately vested ($)
John C. Plant	11,000,000	570,000	787	$3,300,000	$27,060,000
Kenneth J. Giacobbe	2,600,000	182,907	53,767	$645,000	$15,126,215
Neil E. Marchuk	2,700,000	162,000	37,825	$670,833	$15,791,837
Lola F. Lin	2,340,000	140,400	34,281	$581,667	$5,680,165
Michael N. Chanatry	1,402,500	91,575	459	$382,667	$5,483,384
Retirement Benefits
If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2023, it is estimated that his pension would have paid an annual annuity of $58,078, starting immediately. Messrs. Plant, Marchuk, and Chanatry and Ms. Lin were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006, and subsequently frozen to future benefit accruals as of April 1, 2018.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   67

Executive Compensation—2023 CEO Pay Ratio

2023 CEO Pay Ratio
Background

Item 402(u) of the SEC’s Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio

The pay ratio disclosure rule permits companies to identify the median employee only once every three years, provided that there has not been a change in employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. However, the total compensation amounts for both the median employee and the CEO to calculate the CEO pay ratio are required to be updated and disclosed on an annual basis.
In 2023, we determined the median employee by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2020 if employed for less than the full year) in and outside the United States as of December 31, 2023. We calculated the median employee’s total compensation for 2023 in accordance with the rules applicable to disclosure of compensation in the summary compensation table. The total compensation of the median employee based on this methodology and criteria for 2023 was $58,372.
Mr. Plant’s total compensation for 2023, as reported in the Summary Compensation Table, was $7,344,588. Therefore, the annual CEO total compensation was approximately 126 times that of the median annual total compensation of all other employees in 2023.

68   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—2023 Pay Versus Performance (“PVP”)

2023 Pay Versus Performance (“PVP”)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and the Company’s financial performance.
Pay versus Performance Table

The following table provides a summary of CAP to the principal executive officer (“PEO”), the average CAP for the non-PEO named executive officers (the “Other NEOs”), total shareholder return (“TSR”), Net Income and the Company-selected financial measure of Adjusted EBITDA excluding special items for 2020, 2021, 2022, and 2023.
(a)	(b1)	(c1)	(b2)	(c2)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Summary Compensation Table Total for Former PEO ($)	Compensation Actually Paid to Former PEO ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Adjusted EBITDA excluding special items ($M)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2023	7,344,588	25,664,035	N/A	N/A	3,169,759	8,120,341	231.48	119.09	765	1,508
2022	1,748,249	28,762,436	N/A	N/A	2,329,091	4,209,545	167.93	111.54	469	1,276
2021	17,189,000	27,690,521	7,235,606	(8,426,878)	4,708,450	5,656,805	135.24	95.03	258	1,135
2020	39,091,008	98,381,146	5,060,171	12,187,780	2,206,232	4,270,312	121.11	83.94	211	1,082

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

Notes to Pay versus Performance Table
Column(s)
(b1)—(c2)
John C. Plant was CEO of Arconic Inc. from February 2019 through March 31, 2020. When the separation occurred on April 1, 2020 (the “April 2020 Arconic Inc. Separation”) in which Arconic Inc. was renamed Howmet Aerospace Inc. and Arconic Corporation was spun off, Mr. Plant and Tolga I. Oal became co-CEOs of Howmet Aerospace until Mr. Oal’s termination in October 2021. At that point, Mr. Plant became sole CEO. Mr. Plant’s compensation is reported in the table in the PEO columns and Mr. Oal’s compensation is reported in the Former PEO columns.

(d)—(e)
Compensation reported in these columns reflects the Other NEOs as reported in the Summary Compensation Table (“SCT”) for that year.
▪
For 2021, 2022, and 2023, the Other NEOs were Kenneth J. Giacobbe, Neil E. Marchuk, Lola F. Lin, and Michael N. Chanatry.

▪
For 2020, the Other NEOs were Kenneth J. Giacobbe, Neil E. Marchuk, Katherine Ramundo, and Paul Myron.

(c1), (c2), and (e)
The dollar amounts shown in these columns reflect “compensation actually paid” calculated in accordance with SEC rules. As required, the dollar amounts include unvested amounts of equity compensation that may be realizable in future periods and may still be forfeited, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years.
The CAP totals represent the SCT totals for the applicable year adjusted as required by SEC rules to exclude the grant date fair value of any equity awards made during the year and to include the fair value of current and prior years’ equity awards as follows:
▪
For awards that vest during the year, the change, as of the vesting date, from the prior year-end value.

▪
For awards that are outstanding (i.e., unvested) as of the end of the year, the fair value as of the end of the year if a new award or for a previously granted award, the change in the fair value from the end of the previous year.

▪
For awards that are forfeited during the year, a negative amount equal to the sum of fair values reported at the end of the prior fiscal year.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   69

Executive Compensation—2023 Pay Versus Performance (“PVP”)

The SEC rules also require any change in pension value as reported in the SCT be excluded and to include instead the service cost or prior service cost under pension plans for services rendered by the executive during the applicable year. However, our executives who participate in our defined benefit plans ceased accruing service credit under those plans when they were frozen on April 1, 2018; thus, there is no longer any service cost or prior service cost to be included.

(f)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2019. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Aerospace and Defense Industry Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate proxy peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on “Attachment B—Howmet Aerospace Inc. Peer Group Companies”.

(h)
Net income in 2020 was $261 million, which included $50 million of income from discontinued operations due to the April 2020 Arconic Inc. Separation. The 2020 amount of $211 million shown in the table reflects income from continuing operations. There was no income from discontinued operations in 2021, 2022, or 2023, and the amounts shown in the table reflect both net income and income from continuing operations for those years.

(i)	Adjusted EBITDA excluding special items is the financial measure from the tabular list of 2023 Most Important Measures shown below, which, in the Company’s assessment, represents for 2023 the most important performance measure used to link compensation actually paid to the Company’s performance.
The adjustments made to the amounts reported in the SCT to determine CAP are shown in the tables below.
PEO—John C. Plant
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2023	7,344,588	0	0	0	7,355,000	10,964,447	25,664,035
2022	1,748,249	0	N/A	0	24,979,737	2,034,450	28,762,436
2021	17,189,000	(15,445,000)	N/A	15,915,000	7,616,362	2,415,160	27,690,521
2020	39,091,008	(37,351,008)	N/A	100,062,740	572,268	(3,993,862)	98,381,146
Former PEO—Tolga I. Oal
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	7,235,606	(3,700,013)	N/A	0	(12,092,669)	130,199	(8,426,878)
2020	5,060,171	(3,500,012)	N/A	11,303,767	(123,286)	(552,860)	12,187,780

70   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—2023 Pay Versus Performance (“PVP”)

Average of Other NEOs
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2023	3,169,759	(1,337,539)	(22,237)	2,297,138	3,523,476	489,744	8,120,341
2022	2,329,091	(1,237,539)	N/A	1,386,179	1,585,197	146,617	4,209,545
2021	4,708,450	(3,634,036)	N/A	3,800,011	722,058	60,322	5,656,805
2020	2,206,232	(1,088,135)	(157,718)	3,514,279	30,069	(234,415)	4,270,312
(i)
SCT Total includes salary, annual cash incentive, the present value of equity grants as of the grant date, the change in pension value, and all other compensation.

(ii)
Deductions from SCT Total is the grant date fair value of equity awards granted in each year and any amounts reported in the Change in Pension Value column of the SCT

(iii)
Additions to the SCT Total is the value of equity calculated in accordance with the SEC methodology for determining CAP as described above. Mr. Oal’s large negative number in 2021 is due to his termination in October 2021 and associated forfeiture of all of his outstanding equity awards.

List of Most Important Performance Metrics
The financial metrics listed below are used in the Company’s annual cash incentive compensation plan and long-term incentive compensation plan and are the key drivers to compensation actually paid to executives.
In 2023, the financial metrics used in the annual cash incentive compensation plan determine 80% of the plan result. The remaining 20% is based on strategic goals. The compensation paid to executive is dependent upon:
1.
The performance against targets set for each of the financial metrics

2.
The performance against strategic goals

3.
Individual performance factors

In 2023, the metrics used in the long-term incentive compensation plan included internal financial metrics and relative TSR to determine the number of PRSUs earned. The compensation paid to executives is dependent upon:
1.
The performance against the targets set for each of the financial metrics

2.
The relative TSR performance against the PRSU Peer Group

3.
The increase (or decrease) in the stock price from the date of grant to the date of vesting

Metric	Used in Annual Incentive Compensation Plan	Used in Long-Term Incentive Compensation Plan
Adjusted EBITDA Margin excluding special items	For the 2021 performance year	For PRSU awards granted in 2021 and 2022
Adjusted EBITDA excluding special items	For the 2022 and 2023 performance years	For PRSU awards granted in 2023
Adjusted Free Cash Flow	For all performance years from 2020-2023	Not used
Adjusted Earnings per Share excluding special items	Not Used	For PRSU awards granted in 2022 and 2023

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   71

Executive Compensation—2023 Pay Versus Performance (“PVP”)

Relationship Between Company TSR and Peer Group TSR
The peer group used to calculate Total Shareholder Return is the S&P 500 Aerospace & Defense Index consisting of General Dynamics Corporation, Howmet Aerospace Inc., Huntington Ingalls Industries, L3Harris Technologies, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, RTX Corporation, Textron Inc., The Boeing Company, and TransDigm Group Inc. This is one of the peer groups that is used for the Stock Performance Graph in our annual report.
The amounts in the chart below are the cumulative return of an initial investment of $100 on December 31, 2019 and the reinvestment of dividends. The historical prices underlying the returns presented in the chart have been adjusted to reflect the impact of the April 2020 Arconic Inc. Separation. The return for the peer group is weighted by the market cap of the companies at the beginning of the period. Under this methodology, the Company outperformed its peers on a cumulative 1-year, 2-year, 3-year, and 4-year basis.
Relationship Between Company TSR and CAP
The charts below show the relationship between Company TSR and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.
Mr. Plant received an equity grant in 2020 with a grant date value of $39,091,008 meant to cover three years of annual equity grants. The increase in value from the grant date to the end of the year reflects the strong stock price performance. An increase in Howmet Aerospace’s stock price impacts compensation actually paid in several ways:

72   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Executive Compensation—2023 Pay Versus Performance (“PVP”)

▪
An increase in stock price increases the value of the underlying RSUs and increases the fair value of PRSUs.

▪
Mr. Plant’s PRSU award in 2020 could only be earned upon the achievement of stock price targets, thereby aligning his compensation with shareholders.

▪
The PRSU awards for our Other NEOs use relative TSR performance as a multiplier for our 2020, 2021 and 2022 PRSUs and as a separate metric weighted one-third of the outcome for our 2023 PRSUs. The relative TSR performance we use for our PRSUs differs from that in the table above in several important ways:

1.
The peer group that the company uses to measure Total Shareholder Return (the “PRSU Peer Group”) is a broader group of Aerospace & Defense companies (see “Attachment B—Howmet Aerospace Inc. Peer Group Companies” for complete list)

2.
The PRSU Peer Group TSR performance is not weighted by market cap. We feel this more accurately reflects the performance of the peer group by preventing the few large market cap companies from skewing the results.

3.
The PRSU Peer Group uses a monthly average as the starting and ending points for the TSR calculation rather than a single day. This mitigates the possibility of a single day market event influencing the final result and more accurately reflects the stock trading levels from the beginning to the end of the performance period.

The Company’s TSR performance, as measured for our PRSUs, has been at or near the top of our peer group for each of the performance periods.
Measurement Period	Howmet Aerospace TSR Rank Among PRSU Peer Group
April 1, 2020−December 31, 2022	Highest out of 19 other peers
January 1, 2021−Dec 31, 2023	Highest out of 18 other peers
January 1, 2022−March 8, 2024	2nd highest out of 19 other peers
January 1, 2023 -March 8, 2024	3rd highest out of 19 other peers
Relationship Between Net Income and CAP; Relationship Between Adjusted EBITDA excluding special items and CAP
The following charts show the relationship between Net Income and CAP, and Adjusted EBITDA excluding special items and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   73

Executive Compensation—2023 Pay Versus Performance (“PVP”)

Adjusted EBITDA excluding special items is used as a metric in our annual incentive plan. Adjusted EBITDA Margin excluding special items or Adjusted EBITDA excluding special items are used as metrics for PRSU awards. Mr. Plant’s PRSUs granted in 2020 were earned on the basis of hitting stock price targets and neither Net Income nor Adjusted EBITDA was used as a performance metric for his awards.
Both Net Income and Adjusted EBITDA excluding special items increased significantly from 2020 to 2023, which helped drive the Company’s excellent stock price performance, which increased the value of both the PEO and Other NEO awards.

74   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated
We are seeking shareholder approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated (the “Amended Plan”) in order to extend the term of the Plan. The Amended Plan reflects an amendment, restatement and renaming of the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated (the “Plan”), which was most recently approved by our shareholders on May 14, 2019 and is scheduled to expire on May 2, 2024 in accordance with its terms. We are not seeking approval of any additional shares of common stock for issuance under the Plan.
In February 2024, the Board of Directors approved the Amended Plan, subject to approval by shareholders. If approved, the Amended Plan will become effective upon its approval by shareholders on May 22, 2024 (the “Amendment Effective Date”). If the Amended Plan is not approved by shareholders, then the Plan will continue in accordance with its terms and no new awards may be granted under the Plan after May 2, 2024, when the Plan is scheduled to expire.
Board Recommendation

The Board recommends that you vote for approval of the Amended Plan. The Board believes that it is in the best interests of the Company and our shareholders to approve the Amended Plan so that we may continue to offer equity awards and motivate outstanding employee performance. The Plan is the Company’s only active equity compensation plan. If our shareholders do not approve the Amended Plan, we will not be able to grant new stock-based compensation awards to our employees or directors under the Plan after May 2, 2024, when the Plan is scheduled to expire, and this may adversely affect our ability to attract, retain and reward qualified personnel who contribute to our long-term success, placing us at a competitive disadvantage.
The Board of Directors unanimously recommends a vote FOR Item 4, the approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated.
Outstanding Awards

Set forth below is information regarding awards currently outstanding under the Plan. The Company made its annual equity grant to employees in February 2024 and those awards are included in the data below.
Selected Data as of March 14, 2024:

Stock options outstanding	276,005
Weighted average exercise price	24.57
Weighted average remaining contractual life	2.04 years
Restricted share units outstanding (unvested)	3,078,275
Shares remaining for grant under the Plan(1)	18,244,940
(1)
Under the Plan, stock-based awards are granted from a pool of available shares, with stock options and stock appreciation rights counting against such pool as 1 share and restricted shares and restricted share units (full value awards) counting as 2.33 shares (this share counting rule is unchanged under the Amended Plan).

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

The Amended Plan has a total fungible equity pool, assigning a ratio for counting usage of shares upon issuance of stock options and stock appreciation rights of one to one so that a grant of a stock option or stock appreciation right will be counted against the share limit as one share of common stock, and assigning a ratio for counting usage of shares upon issuance of restricted shares, restricted share units or other awards (that is, full value awards) of 2.33 to one, so that any grant of a full value award will be counted against the maximum share limit as 2.33 shares of common stock.
Our potential dilution, or “overhang,” from outstanding awards and shares available for future awards under the Amended Plan is approximately 5.3%. This percentage is calculated on a fully-diluted basis, by dividing the total shares underlying outstanding stock-based awards (3,354,280) plus the shares available for future awards under the Amended Plan (18,244,940) (together, the numerator) by the total shares of Company common stock outstanding as of March 14, 2024 (408,854,180).
We have calculated that the average “burn rate” for awards that we granted in the last three fiscal years is approximately 0.36%. For this purpose, “burn rate” is calculated as (i) the average annual number of full-value awards granted (i.e., restricted share units granted plus performance restricted share units earned) in the last three fiscal years (1,959,996) divided by (ii) our average weighted average common shares outstanding (1,258,000). Note that no options were granted in the last three fiscal years, so no options are included in the calculation.
Based solely on the average rate at which awards were granted over the past three fiscal years, and taking into account that full-value awards are counted as 2.33 shares under the Amended Plan, and assuming that shareholders approve the Amended Plan and future awards under the Amended Plan would be made at this average rate, the total number of shares available for grant under the Amended Plan is calculated to last approximately 4 years. However, the amount of shares granted in the past is not necessarily indicative of the amount that may be granted in the future. The amount of future grants is not currently known and will depend on various factors that cannot be predicted, including, but not limited to, the stock price of the Company’s common stock on the future dates of grant, the volatility of the stock and the types of awards that will be granted.
In approving the Amended Plan, the Board determined not to make any changes to the size of the pool of available shares under the Plan. In making this determination, the Board considered our prospective equity compensation needs in view of the outstanding awards granted under the Plan, our historical granting practices and our burn rate, as well as the dilutive impact of the Amended Plan to our shareholders. The Board also considered information published by institutional advisors, including their proxy voting guidelines.
For additional information regarding stock-based awards previously granted, see Note I to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Material Changes to the Plan

The following summary highlights the proposed material changes to the Plan and certain other key changes. The Amended Plan also includes other administrative, clarifying, and conforming changes.
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The term of the Plan, which is scheduled to expire on May 2, 2024, has been extended such that the Amended Plan would have a term of 10 years from the Amendment Effective Date and would expire on May 22, 2034 unless terminated earlier by the Board of Directors.

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The one-year minimum vesting requirement under the Plan has been modified to exclude awards that are settled solely in cash and awards that are granted in lieu of cash compensation otherwise due to the participant.

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The Compensation and Benefits Committee of the Board of Directors may delegate authority to grant awards under the Amended Plan to one or more directors, as well as to one or executive officers or a committee of officers as permitted under the Plan.

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The Company may use shares available for grant under an acquired company’s pre-existing, shareholder-approved equity plan for post-transaction grants under the Amended Plan to eligible personnel, without additional approval by the Company’s shareholders, subject to the applicable requirements of the New York Stock Exchange (“NYSE”).

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Key Governance Terms and Practices under the Amended Plan

The Amended Plan includes a number of provisions that promote best practices by reinforcing the alignment of shareholders’ interests with equity compensation arrangements for eligible employees and non-employee directors. These provisions include, but are not limited to, the following:
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No Liberal Share Recycling. Shares will not be added back to the available pool of shares authorized under the Amended Plan when shares are (i) tendered in payment of the purchase price of a stock option or other award, (ii) withheld for taxes, (iii) purchased with the proceeds of an option exercise or (iv) subject to a stock appreciation right but not issued upon settlement thereof.

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Minimum Vesting Periods. Generally, all awards granted under the Amended Plan will have a minimum vesting period of one year measured from the date the award is granted, except as described above, as well as under “Minimum Vesting Requirements.”

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Limitation on Payment of Dividends or Equivalents. The Amended Plan prohibits the payment of dividends or dividend equivalents in any form prior to the vesting of any award.

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Double-Trigger Equity Vesting upon a Change in Control. The Amended Plan does not provide for “single-trigger” vesting acceleration upon a change in control (vesting may occur only if awards are not assumed or replaced). It provides for “double-trigger” vesting of awards that are assumed or replaced by an acquirer, which generally means that vesting would accelerate only if the participant’s service is terminated by the Company without “cause” or by the participant for “good reason” (as those terms are defined in the Howmet Aerospace Inc. Change in Control Severance Plan), in either case, within 24 months following the change in control.

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No Repricing. The Amended Plan expressly prohibits repricing of stock options or stock appreciation rights, whether by reducing the exercise price, granting replacement awards with a lower exercise price or replacing underwater awards with cash.

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Clawback Feature. The Amended Plan contains an “excess compensation clawback” feature which allows the Company, in the event of a financial restatement, to recover excess award compensation from any employee, while also reflecting that the Company’s executive officers are subject to the mandatory recoupment provisions of the Company’s Executive Officer Incentive Compensation Recovery Policy, adopted to comply with SEC rules and NYSE listing standards. In addition, the Amended Plan authorizes the Compensation and Benefits Committee to determine whether to cancel or suspend any awards if a participant engages in certain specified conduct that is injurious to the Company, monetarily, reputationally or otherwise, as well as in certain other circumstances.

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Non-Employee Director Compensation Limit. The Amended Plan limits the aggregate amount of compensation payable to an individual as compensation for services as a non-employee director in a calendar year, whether in cash or in equity.

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No Discounted or Reload Stock Options. The exercise price of a stock option or stock appreciation right under the Amended Plan may not be less than the fair market value of the Company’s common stock on the date such award is granted, except in connection with an adjustment upon a capitalization event or as provided for substitute awards (see “Adjustment Provision” and “Substitute Awards” below). Stock options with a reload feature will not be granted under the Amended Plan.

Principal Features of the Amended Plan

In this section we have summarized the principal features of the Amended Plan. This summary is not a complete description of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Attachment D.
Purpose of the Amended Plan

The purpose of the Amended Plan is to encourage participants to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

The Amended Plan authorizes the plan administrator, which will generally be the Compensation and Benefits Committee of the Board of Directors, to grant stock-based awards to employees of the Company and its subsidiaries. The Amended Plan also authorizes the Board of Directors, upon the recommendation of the Governance and Nominating Committee of the Board, to make stock-based awards to non-employee directors.
Limitation on Authorized Shares and Fungible Equity Pool

The maximum aggregate number of shares of our common stock authorized for grant under the Plan, subject to adjustment as described below under “Adjustment Provision,” is 66,666,666 shares, of which 18,244,940 shares remain for grant as of March 14, 2024. Under the Amended Plan, the maximum aggregate number of shares of our common stock authorized for grant will not change from the Plan.
Shares subject to awards under the Amended Plan that are forfeited, cancelled or expire will become available for issuance thereunder. Shares tendered in payment of the purchase price of a stock option or other award or withheld to pay taxes may not be added back to the available pool of shares authorized under the Amended Plan, nor may shares purchased using option proceeds or not issued upon settlement of a stock appreciation right.
Administration of the Amended Plan

Under the Amended Plan, the Compensation and Benefits Committee of the Board (for purposes of this Item, the “Committee”), which is composed of non-employee directors, has authority to grant awards to employees of the Company and its subsidiaries, and the full Board of Directors has authority to grant awards to non-employee directors upon the recommendation of the Governance and Nominating Committee.
The Board of Directors also may assume responsibilities otherwise assigned to the Committee. The Board may not amend the Amended Plan without shareholder approval if such approval would be required pursuant to applicable law or the requirements of the NYSE or such other stock exchange on which the shares trade. The Board or the Committee generally may not amend the Amended Plan or the terms of any award previously granted without the consent of the affected participant, if such action would materially impair the rights of such participant under any outstanding award. Neither the Board nor the Committee may amend the terms of any stock option or stock appreciation right to reduce its exercise price, or cancel or replace any outstanding options or stock appreciation rights in exchange for options or rights with lower exercise prices, or for other awards or cash at a time when the exercise price of such stock options or stock appreciation rights is higher than the fair market value of a share of the Company’s stock.
The Committee has the authority, subject to the terms of the Amended Plan, to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards, to cancel or suspend awards and to modify outstanding awards. The Committee also has authority to interpret the Amended Plan, to establish, amend and rescind rules applicable to the Amended Plan or awards under the Amended Plan, to approve the terms and provisions of any agreements relating to Amended Plan awards, to determine whether any corporate transaction, such as a spin-off or joint venture, will result in a participant’s termination of service, to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles and to make all determinations relating to awards under the Amended Plan. The Board of Directors has similar authority with respect to awards to non-employee directors. The Amended Plan permits delegation of certain authority to directors or executive officers in limited instances to make, cancel or suspend awards to employees who are not directors or executive officers of the Company, and the Committee may delegate other of its administrative powers to the extent not prohibited by applicable laws.
Eligibility

All employees of the Company and its subsidiaries and all non-employee directors of the Company are eligible to be selected as participants. As of December 31, 2023, approximately 23,200 employees, including six executive officers, and nine non-employee directors were eligible to receive awards under the Amended Plan. As of

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

March 14, 2024, approximately 360 employees, including six executive officers, and 11 non-employee directors (including two retired directors) held awards under the Amended Plan.
Term

The Amended Plan will remain in effect for a period of 10 years from its approval by shareholders on the Amendment Effective Date, unless it is terminated earlier by the Board of the Directors.
Shares Issuable for Awards

Shares of Company common stock issuable under the Amended Plan may come from authorized but unissued shares, treasury shares, shares purchased on the open market or otherwise or any combination of the foregoing.
Types of Awards

The following types of awards may be granted under the Amended Plan:
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Nonqualified stock options (without reload features);

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Stock appreciation rights;

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Restricted shares;

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Restricted share units; and

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Other forms of awards authorized by the Amended Plan.

These forms of awards may have a performance feature under which the award is not earned unless performance goals are achieved.
Minimum Vesting Requirements

The Amended Plan mandates a minimum one-year vesting period for all awards granted thereunder, except that up to 5% of the shares available for grant on or after May 14, 2019 may be made subject to awards that do not have such a minimum vesting requirement. The minimum vesting requirement does not apply to (i) substitute awards, (ii) awards granted to non-employee directors which vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (provided such next annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting), (iii) awards that are settled solely in cash and (iv) awards that are granted in lieu of cash compensation otherwise due to the participant. The minimum vesting requirement does not prevent the Company from granting awards that contain rights to accelerated vesting on a termination of employment or service or otherwise accelerating vesting, as provided in the Amended Plan.
Stock Option Awards

Under the Amended Plan, stock option awards entitle a participant to purchase shares of Company common stock during the option term at a fixed price that may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment upon a capitalization event or as provided for substitute awards (see “Adjustment Provision” and “Substitute Awards” below). The maximum term of stock options granted is ten years. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of the stock option. The option price must be paid in full by the participant upon exercise of the option, in cash, shares or other consideration having a fair market value equal to the option price or by a combination of cash, shares or other consideration specified by the Committee.
Stock Appreciation Rights

A stock appreciation right (SAR) entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date (or, if the Committee so determines, as of any time during a specified period

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

before the exercise date) over the SAR grant price. The SAR grant price is set by the Committee and may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment upon a capitalization event or as provided for substitute awards. The Committee may grant SAR awards as stand-alone awards or in combination with a related stock option award under the Amended Plan. Payment by the Company upon exercise will be in cash, stock or other property or any combination of cash, stock or other property as the Committee may determine. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of a stock appreciation right. The maximum term of stock appreciation rights is ten years, or if granted in tandem with an option, the expiration date of the option.
Restricted Shares

A restricted share is a share issued with such contingencies or restrictions as the Committee may impose. Until the conditions or contingencies are satisfied or lapse, the stock is subject to forfeiture. A recipient of a restricted share award has the right to vote the shares and receive dividends on them unless the Committee determines otherwise. If the participant ceases to be an employee before the end of the contingency period, the award is forfeited, subject to such exceptions as authorized by the Committee.
Restricted Share Units

A restricted share unit is an award of a right to receive, in cash or shares, as the Committee may determine, the fair market value of one share of Company common stock, on such terms and conditions as the Committee may determine.
Other Awards

Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property may be granted to eligible individuals, subject to such terms and conditions as approved by the Committee.
Performance Awards

A performance award may be in any form of award permitted under the Amended Plan. We have in the past granted performance awards in the form of restricted share units. The Committee may select periods of at least one year during which performance criteria chosen by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. The Committee decides whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination thereof. Unless otherwise determined by the Committee, performance awards granted to executive officers will be subject to additional terms (see “Performance Awards Granted to Executive Officers” below).
Dividends and Dividend Equivalents

No dividends or dividend equivalents may be paid on stock options or stock appreciation rights. Dividend equivalents may not be paid on any unvested restricted share units but will be accrued and paid only if and when the restricted share units vest. No dividends or dividend equivalents may be paid on unearned performance-based restricted share units. In no event will any other award under the Amended Plan provide for the participant’s receipt of dividends or dividend equivalents in any form prior to the vesting of such award or applicable portion of such award.
Substitute Awards

The Committee may grant awards to employees of companies acquired by the Company or a subsidiary in exchange or substitution for, or upon assumption of, outstanding stock-based awards issued by the acquired company. Shares covered by substitute awards will not reduce the number of shares otherwise available for award under the Amended Plan and such substitute awards may be granted on terms deemed appropriate by the

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Committee, notwithstanding limitations on awards in the Amended Plan. In addition, the Company may use shares available for grant under an acquired company’s pre-existing, shareholder-approved equity plan for post-transaction grants under the Amended Plan to eligible personnel, without additional approval by the Company’s shareholders, subject to the applicable requirements of the NYSE.
Stock Option and SAR Repricing Prohibited

The Amended Plan prohibits repricing of stock options or stock appreciation rights without shareholder approval. Repricing means the cancellation of an option or stock appreciation right in exchange for cash or other awards at a time when the exercise price of such option or stock appreciation right is higher than the fair market value of a share of the Company’s stock, the grant of a new stock option or stock appreciation right with a lower exercise price than the original option or stock appreciation right, or the amendment of an outstanding award to reduce the exercise price. The grant of a substitute award (as described above) is not a repricing, nor is an adjustment upon a capitalization event.
Non-Employee Director Compensation Limit

Notwithstanding any other provision in the Amended Plan or in any Company policy regarding non-employee director compensation, the maximum amount of total compensation payable to a non-employee director for services in a calendar year may not exceed $750,000, calculated as the sum of (i) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum cash value of any other award granted under the Amended Plan, plus (ii) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the calendar year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.
Adjustment Provision

The Amended Plan defines certain transactions with our shareholders, not involving our receipt of consideration, that affect the shares or the share price of the Company’s common stock as “equity restructurings” (e.g., a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend). In the event that an equity restructuring occurs, the Committee will adjust the terms of the Amended Plan and each outstanding award as it deems equitable to reflect the equity restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding award and/or adjusting the number of shares available under the Amended Plan or the individual award limitations, (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding awards; and (iii) granting new awards or making cash payments to participants. Such adjustments will be nondiscretionary, although the Committee will determine whether an adjustment is equitable.
Other types of transactions may also affect the Company’s common stock, such as a dividend or other distribution, reorganization, merger or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, or in the case of other unusual or nonrecurring transactions or events or changes in applicable laws, regulations or accounting principles, the Committee will determine, in its discretion, whether any adjustment to the Amended Plan and/or to any outstanding awards is appropriate to prevent any dilution or enlargement of benefits under the Amended Plan or to facilitate such transactions or events or give effect to such changes in laws, regulations or principles.
Consideration for Awards

Unless otherwise determined by the Committee, and except as required to pay the purchase price of stock options, recipients of awards are not required to make any payment or provide consideration other than rendering of services.
Transferability of Awards

Awards may be transferred by laws of descent and distribution or to a guardian or legal representative or, unless otherwise provided by the Committee or limited by applicable laws, to family members or a trust for family members; provided however, that awards may not be transferred to a third party for value or consideration.

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Change in Control Provisions

The definition of change in control generally provides that if one of the following events has occurred, a change in control of the Company will have happened: (i) the acquisition by an individual, entity or group of 30% or more of the Company’s common stock or the combined voting power of all voting securities of the Company, subject to certain exceptions, (ii) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board, subject to certain exceptions providing, in general, that directors joining the Board after May 24, 2017 whose election or nomination is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered members of the Incumbent Board, (iii) the consummation of certain corporate transactions involving the Company, and (iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.
The Amended Plan provides for double-trigger equity vesting in the event of a change in control. If outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but would accelerate only if the participant’s service is terminated by the Company without “cause” or by the participant for “good reason” (as those terms are defined in the Howmet Aerospace Inc. Change in Control Severance Plan), in either case, within 24 months following the change in control. If outstanding awards under the Amended Plan are not exchanged for replacement awards in the event of a change in control, unless the Committee determines otherwise at the time of grant of a particular award:
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all outstanding stock option and SAR awards vest and are immediately exercisable; and

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any restrictions, conditions or limitations on restricted share awards, restricted share units or other share unit awards lapse.

In the event of a change in control of the Company, all performance awards will be earned at the target amount of shares covered by the award if the change in control event occurs when less than 50% of the performance period has been completed, or at the actual amount of the award if the change in control event occurs when 50% or more of the performance period has been completed. Such earned performance awards then continue to vest in accordance with their original schedule unless they are not exchanged for replacement awards, in which case the treatment described above for time-based awards will apply.
Clawback

The Amended Plan contains an “excess compensation clawback” feature which allows the Company to recover awards (or any shares or other benefits received from awards) previously granted to or vested in an employee during the three fiscal years immediately preceding the date that the Company is required to prepare a restatement of its financial statements if the amount of the award or benefit would have been lower under the restated financial results. However, in lieu of the foregoing discretionary clawback provision, the Amended Plan provides that in the event of a financial restatement, the executive officers of the Company are subject to the mandatory provisions of the Company’s Executive Officer Incentive Compensation Recovery Policy. Furthermore, all awards are subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards.In addition, the Amended Plan authorizes the Compensation and Benefits Committee to determine whether to cancel or suspend cancellation of awards if a participant engages in certain specified conduct that is injurious to the Company or any subsidiary, monetarily, reputationally or otherwise, or if cancellation is necessary to comply with applicable laws or due to the inability or impracticability of the Company to obtain or maintain approval from any regulatory body whose approval is necessary to lawfully grant awards or issue or sell shares under the Amended Plan. See also “Corporate Governance—Recovery of Incentive Compensation” on page 38.
Performance Awards Granted to Executive Officers

The Amended Plan establishes the following rules for the grant and administration of performance awards granted to executive officers, unless otherwise expressly determined by the Committee:
The vesting and payment of performance awards (other than options or stock appreciation rights) will be subject to achievement by the Company on a consolidated basis, or by specified subsidiaries, business divisions

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

or business units and/or the individual executive officer of performance goals established by the Committee within the first 25% of the performance period, which will be one year or longer. Performance goals may be based on measures including, without limitation, (i) GAAP or non-GAAP metrics, (ii) total shareholder return or other return-based metrics, (iii) operational, strategic, corporate or personal professional objectives, (iv) sustainability or compliance targets or (v) any other metric that is capable of measurement as determined by the Committee. In addition, performance goals may be calculated to exclude special or unusual items or to take into account items such as fluctuations in market forces or foreign currency exchange rates. The Committee may adjust downward the amount payable on vesting of a performance award (other than an option or stock appreciation right) but may not adjust upward and may not waive the achievement of the performance goals. The annual limits on performance awards per executive officer are: 1,500,000 shares if the award is in the form of restricted shares or restricted share units; 3,333,333 shares if the award is in the form of stock options or stock appreciation rights; and $15 million in value if the award is paid in property other than shares.
Performance awards granted to covered executive officers under the Plan that were intended to qualify as deductible “performance-based compensation” under Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act continue to be governed by the applicable provisions of the Plan relevant to such qualified awards, notwithstanding any subsequent amendment or restatements of the Plan, including the Amended Plan.
Tax Aspects of the Amended Plan

The following is a summary of the U.S. federal income tax consequences applicable to equity awards under the Amended Plan based on current U.S. federal income tax laws. The Amended Plan is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.
The grant of a nonqualified stock option or SAR under the Amended Plan has no U.S. federal income tax consequences for a U.S. citizen or resident or the Company. Upon exercise of a stock option or SAR, the participant realizes ordinary income and the Company may take a tax deduction, subject to the limits of Section 162(m) of the Code. The amount of this deduction (subject to Section 162(m) of the Code) and income is equal to the difference between the fair market value of the shares on the date of exercise and the fair market value of the shares on the grant date. The Committee may permit or require participants to surrender Company shares in order to satisfy the required withholding tax obligation.
Regarding Amended Plan awards (other than options or SARs) that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture (e.g., restricted share unit awards), a U.S. citizen or resident must recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code. If required, income tax must be withheld on the income recognized by the participant.
Regarding Amended Plan awards (other than options or SARs) that are settled in stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture (e.g., restricted share awards), a U.S. citizen or resident will generally recognize ordinary income equal to the fair market value of the shares or other property received (less any amount paid by the participant) when the shares or other property first become transferable or not subject to substantial risk of forfeiture, whichever occurs first. The Company may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code.
Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m)’s deductibility limitation was subject to an exception for compensation meeting the requirements of “qualified performance-based compensation.” Stock

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options and certain performance awards granted under the Plan (together, “Outstanding Qualified Performance-Based Awards”) were intended to qualify for such exception. The Tax Cuts and Jobs Act has eliminated the exception for qualified performance-based compensation, effective for tax years beginning after 2017. Accordingly, any amount payable to covered executive officers pursuant to such Outstanding Qualified Performance-Based Awards or otherwise in excess of $1 million per year will be deductible only if it qualifies for limited transition relief applicable to certain written binding contracts in effect on November 2, 2017. Although Outstanding Qualified Performance-Based Awards continue to be governed by the applicable terms of the Plan as in effect prior to the adoption of the Amended Plan, due to the uncertain scope of the transition relief, no assurances can be given that amounts payable pursuant to such awards will in fact be deductible.
Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Certain awards under the Amended Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted share units that provide for a settlement date following the vesting date (or such other date on which the awards become nonforfeitable) may be subject to Section 409A. If an award under the Amended Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
If the Committee determines that an award, payment, distribution, transaction or other action would cause a participant to become subject to taxes or penalties under Section 409A of the Code, unless otherwise determined by the Committee, such award will not be given effect and the related provisions of the Amended Plan or award agreement will be modified as necessary to comply with Section 409A of the Code, without consent of or notice to the participant.
The Committee may adjust awards to participants who are not U.S. citizens or U.S. residents to recognize differences in local law or tax policy and may impose conditions on the exercise or vesting of awards to minimize tax equalization obligations for expatriate employees.
Recent Share Price

On March 14, 2024, the closing market price for Company common stock on the NYSE was $65.50 per share.
New Plan Benefits

Future awards to employees and officers under the Amended Plan are generally made at the discretion of the Committee, or, in the case of director awards, at the discretion of the Board of Directors upon the recommendation of the Governance and Nominating Committee of the Board and subject to the parameters and compensation limits of the Amended Plan, or pursuant to a deferral election by a non-employee director under the terms of the Company’s Amended and Restated Deferred Fee Plan for Directors. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are generally not determinable at this time.
However, as discussed above under “Director Compensation,” under our current Non-Employee Director Compensation Policy, each non-employee director of the Company following the 2024 Annual Meeting will be granted, on the second market trading day following the date of the meeting, an annual restricted share unit award with a grant date value equal to $160,000.

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Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Prior Grants to Named Executive Officers and Other Employees

The following table shows, as of March 14, 2024 information regarding the grants of those awards among the persons and groups identified below. No awards have been granted under the Plan to any associate of any of our directors (including nominees) or executive officers.
Prior Grants under the Plan(1)
Name and Position	Options No. of Shares	RSUs No. of Shares	Performance RSUs
			Target No. of Shares	Maximum No. of Shares
John C. Plant Executive Chairman and Chief Executive Officer	—	4,904,140	133,713	267,426
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	79,548	663,452	99,009	198,018
Neil E. Marchuk Executive Vice President and Chief Human Resources Officer	—	593,044	107,929	215,858
Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary	—	54,368	67,665	135,330
Michael N, Chanatry Vice President and Chief Commercial Officer	31,202	192,313	33,533	67,066
Current Executive Officers as a Group:	115,377	6,432,486	448,954	897,908
Current Non-Executive Directors as a Group:	—	344,875	—	—
All Employees who are not Executive Officers, as a Group:	1,140,141	5,972,122	346,674	693,348
(1)
The number of awards granted does not reflect the fungible equity pool protocol that we use when counting grants against our share reserve, whereby each share subject to a grant of a stock option or stock appreciation right is counted against the share reserve as one share of common stock, and each share subject to a grant of a full value award (including restricted share units and performance restricted share units) is counted against the share reserve as 2.33 shares of common stock.

Equity Compensation Plan Information

The following table gives information about Company common stock that could be issued under the Company’s equity compensation plans as of December 31, 2023.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)
Equity compensation plans approved by security holders(1)	3,521,012(1)	$22.67	21,349,015(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,521,012	$22.67	21,349,015(2)
The above table reflects grants as of December 31, 2023, so does not reflect any grants made in 2024, including annual awards with a grant date of February 15, 2024.
(1)
Table amounts are comprised of the following:

▪
484,865 stock options

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   85

Item 4—Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated

▪
2,468,017 restricted share units

▪
568,130 performance share awards (185,855 granted in 2023 at target)

(2)
The Plan authorizes, in addition to stock options, other types of stock-based awards in the form of stock appreciation rights, restricted shares, restricted share units, performance awards and other awards. The shares that remain available for issuance under the Plan may be issued in connection with any one of these awards. Up to 66,666,666 shares may be issued under the Plan. Any award other than an option or a stock appreciation right shall count as 2.33 shares. Options and stock appreciation rights shall be counted as one share for each option or stock appreciation right. In addition, the Plan provides the following are available for grant under the Plan: (i) shares that are issued under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the award and (ii) shares that had previously been issued under prior plans that are outstanding as of the date of the Plan which are subsequently forfeited, cancelled or expire in accordance with the terms of the award.

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Item 5—SHAREHOLDER PROPOSAL
The following shareholder proposal will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, sponsored this proposal.
The Board of Directors unanimously recommends a vote AGAINST the proposal for the reasons described below.
The text of the shareholder proposal follows:
“Proposal 5—Shareholder Opportunity to Vote on Excessive Golden Parachutes
Shareholders request that the Board adopt a policy to seek shareholder approval of senior managers’ new or renewed pay packages that provides for golden parachutes payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to Named Executive Officers.
Golden parachute payments include cash, equity or other compensation that is paid out or vests due to senior executive termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.
“Estimated total value” includes: lump sum payments; payments offsetting tax liabilities; perquisites or benefits not vested under a plan generally available to management employees; post-employment consulting fees or office expense; and equity awards if vesting is accelerated, or a performance condition waived, due to termination.
The Board shall retain the option to seek shareholder approval at an annual meeting after material terms are agreed upon.
Generous performance-based pay can sometimes be justified but shareholder ratification of golden parachutes better aligns management pay with shareholder interests.
This proposal is relevant even if there are current golden parachutes limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably high golden parachutes.
This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent or discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that extra large golden parachutes be subject to a non-binding shareholder vote at a shareholder meeting already scheduled for other matters.
This proposal is relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   87

Item 5—Shareholder Proposal—Board of Directors’ Statement in Opposition

The topic of this proposal received between 51% and 65% support at:
FedEx
Spirit AeroSystems
Alaska Air
Fiserv
Please vote yes:
Shareholder Opportunity to Vote on Excessive Golden Parachutes—Proposal 5”
Board of Directors’ Statement in Opposition
The Board of Directors unanimously recommends a vote AGAINST the proposal for the reasons described below.
The Board has considered the above shareholder proposal (the “Proposal”) carefully, and believes it is unnecessary and not in the best interests of Howmet Aerospace and our shareholders for the following reasons:
As disclosed elsewhere in this Proxy Statement, we maintain strong governance and compensation policies and practices, including with respect to post-termination compensation of executive officers. The following discussion highlights these policies and practices, including the fact that the Company already has a policy prohibiting cash severance payments exceeding 2.99 times base salary and annual bonus without shareholder approval. As such, the Board believes the limitations imposed under the Proposal are unnecessary in light of our existing policies and practices and would unduly restrict our ability to remain competitive with our peers and to design appropriate pay packages and address specific circumstances as needed.
As disclosed in this Proxy Statement, the Company already has a carefully structured policy to limit cash severance payments of executive officers in excess of 2.99 times base salary and annual target bonus without shareholder approval. Our Severance Compensation Policy was recently adopted by the Board and reflects our long-standing approach on executive termination pay. The Severance Compensation Policy requires the Company to seek shareholder approval before paying certain types of cash severance benefits that would exceed 2.99 times the sum of the executive officer’s base salary and annual target bonus—the very same ratio that the Proposal contemplates. The Board believes that our Severance Compensation Policy, which is more carefully structured than the overly broad Proposal, coupled with our existing severance plans, strikes the right balance between shareholder rights and being able to be competitive in the market for talent. Any new or amended employment agreement, severance agreement or similar arrangement with any of our executive officers, and any new or amended severance plans or policies will not permit for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary and annual target bonus without first seeking shareholder approval of such payment.
The existing policy includes the following specific features: (i) it allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination, and (ii) it applies to our defined set of executive officers. The Company’s current policy enables us to offer post-termination benefits in situations we believe are appropriate.
The Proposal’s limits on equity compensation go too far. The Proposal seeks to restrict the acceleration of vesting of equity awards in connection with a termination of service by including the value of this benefit in the amount of “golden parachute payments” to be applied against the limit. However, our shareholders have previously voted on and given the Board the ability to accelerate vesting of equity awards under our Stock Incentive Plan, which we believe indicates that shareholders recognize that the Board needs the flexibility to design appropriate pay packages and address specific circumstances, as further outlined below.
Our shareholders approved an equity compensation plan that allows for acceleration of outstanding equity awards in certain circumstances related to a change in control or death or disability. The Company’s current Stock Incentive Plan, which was approved by our shareholders, permits the acceleration of outstanding equity

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Item 5—Shareholder Proposal—Board of Directors’ Statement in Opposition

awards in connection with a change in control. The Board believes that the possibility of providing this change in control severance benefit encourages executive officers to remain with the Company during a potential change in control, which further aligns their interests with those of our shareholders when evaluating any such potential transaction.
The Proposal could create increased risk for shareholders and create a misalignment between our executives and our shareholders during a change-in-control transaction. Without this incentive to retain executive officers during a potential change in control, our ability to deliver maximum shareholder value in such a transaction could be impaired. The Proposal would significantly limit the Board’s flexibility to provide reasonable assurance to our executive officers that they could realize the full expected value of their previously granted equity awards even if a change-in-control transaction were completed. The risk of job loss following a change in control, coupled with a limit on the value that may be realized from previously granted equity awards, may present an unnecessary distraction for our executive officers and could lead them to begin seeking new employment while a transaction is being negotiated or pending.
The Company’s Stock Incentive Plan was designed to avoid distractions and potential conflicts of interest that could otherwise arise when a potential change-in-control transaction is being considered. They permit our leadership team to remain focused on protecting shareholder interests and maximizing shareholder value. If the potential change-in-control transaction is in the best interests of our shareholders, our executive officers should be motivated to focus their full energy on pursuing this alternative, even if it is likely to result in the termination of their employment.
By including long-term equity incentive awards in the calculation of the proposed limit on “golden parachute payments,” the Proposal discourages the use of long-term equity incentive awards, which are tied to maximizing long-term shareholder value and help us to recruit and retain executive talent. The Proposal would potentially trigger a shareholder approval requirement in order for our executive officers to realize the full value of their previously granted equity awards upon death, disability or retirement, which are described in the “Compensation and Discussion Analysis” section of this Proxy Statement. Since calling a special meeting of shareholders to obtain shareholder approval of such accelerated vesting would be expensive and impractical, the Board believes the Proposal would have the effect of discouraging the use of long-term equity incentive awards and would directly conflict with the objectives of our executive compensation program. It could also have an adverse impact on our ability to recruit and retain executive talent, as it would put us at a competitive disadvantage against other companies who do not face similar restrictions or uncertainty regarding their ability to offer termination protection.
Our long-term incentive compensation is designed to focus our executive officers on increasing shareholder value and to incentivize their contribution to our long-term growth and performance. The use of equity ensures that the amount of long-term incentive compensation granted is tied directly to both increases in shareholder value and the achievement of critically important multi-year performance objectives. Because its value is tied to our stock price, the executive officer’s long-term incentive compensation strongly supports the objectives of ensuring that pay is aligned with changes in shareholder value and creating commonality of interest between our executive officers and shareholders. Due to the multi-year performance and/or vesting requirements, all of our long-term incentives support the goal of retaining our executive officers. Equity awards comprise a significant portion of our executive officers’ total compensation and are granted and accepted with the expectation that the executive officers will be given a fair opportunity to realize the full value of these awards.
The Proposal’s broad approach would place the Company at a competitive disadvantage by limiting our ability to attract and retain executive talent. The Board believes the Proposal would adversely affect our ability to attract executive-officer-level talent, for which we compete globally with other companies. The sort of severance benefits that would be covered by the policy this Proposal requests often arise in the context of negotiating an employment agreement with an external hire for an executive officer leadership position, particularly when a sign-on or similar one-time equity award is part of the overall compensation package necessary to induce the individual to leave a successful and well-compensated role at another company. As a result, implementing the Proposal may interfere with our ability to make binding offers of employment, including for roles that can have significant impact on our performance and results. Requiring sign-on packages for “any senior manager” to be approved by shareholders would not allow us to be nimble and competitive in the recruiting process, and candidates would not be willing to have their hiring be subject to a subsequent shareholder

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Item 5—Shareholder Proposal—Summary

approval. Similar dynamics can exist in developing packages to retain employees. The delay, uncertainty and expense of seeking shareholder approval in such circumstances demonstrate the impracticality of this Proposal.
Unsurprising given the undue limitations and negative consequences that could accompany the policy requested by this Proposal, none of the other companies in our compensation peer group disclose having this type of policy. Adopting the broad approach this Proposal suggests would disadvantage the Company relative to our peers in our ability to recruit and retain the best available executive talent.
The Proposal is unnecessary because shareholders already have opportunities to express their approval of our post-termination compensation policies. Our existing plans and policies governing post-termination compensation for executive officers are fully described in our Proxy Statement each year under “Executive Compensation—Potential Payments Upon Termination or Change In Control” and, as such, shareholders have the opportunity to address those practices through our annual advisory vote on executive compensation. Our longstanding robust year-round shareholder outreach and engagement program also allows our shareholders to provide input and feedback on, among other things, our executive compensation program. In addition, in the event of any merger, acquisition or other similar event, shareholders would have a further opportunity to express their views on any compensation to our named executive officers in connection with that transaction.
Summary
The Board unanimously recommends a vote against this proposal. Our Board believes that our current executive compensation policies and practices, including our plans and policies governing post-termination compensation, are reasonable, appropriate and effectively align the interests of our executive officers with those of our shareholders. Adoption of this Proposal could create a misalignment between those interests and prevent us from effectively recruiting, motivating and retaining critical talent, and therefore would not be in the best interests of our shareholders.
The Board of Directors unanimously recommends a vote AGAINST the proposal for the reasons described above.

90   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting
1.
When is the 2024 Annual Meeting of Shareholders?

Date and Time	Attending the Virtual Meeting
The 2024 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on: Wednesday, May 22, 2024 at 12:00 p.m. Eastern Time.	If you plan attend the Annual Meeting, you should log into the website at www.virtualshareholdermeeting.com/ HWM2024 approximately fifteen minutes before the meeting is scheduled to begin.
2.
Who is entitled to vote and how many votes do I have?

If you were a shareholder of record of Howmet Aerospace common stock, par value $1.00 per share (the “common stock”), at the close of business on March 25, 2024, you are entitled to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.
3.
How do I vote my shares?

Shareholder of Record or Registered Shareholder
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Before the Annual Meeting, by 11:59 p.m. Eastern Time on May 21, 2024, all shareholders of record can vote:
By Internet	www.proxyvote.com Follow the procedures and instructions described on the proxy card. You will need your 16-digit control number located on your proxy card or Notice.
The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.

By Telephone	By telephone within the U.S, U.S. territories and Canada: 1-800-690-6903
By Mail
All shareholders of record who received paper copies of our proxy materials can also vote by mail using their proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

During the Live Webcast of the Annual Meeting
All shareholders of record or registered shareholders may vote during the live webcast of the Annual Meeting. You will need the 16-digit control number located on your Notice or proxy card to log in to the virtual meeting at www.virtualshareholdermeeting.com/HWM2024. Voting online during the Annual Meeting will replace any previous votes.

We encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   91

Questions and Answers about the Annual Meeting and Voting

Beneficial Owner of Shares
If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2024), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual meeting. If you wish to vote your shares at the meeting, you will need your 16-digit control number provided on the instructions that accompanied your proxy materials.
Howmet Aerospace Employee Savings Plan
Participants in the employee savings plan may attend and participate in the Annual Meeting but will not be able to vote online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically through the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. Eastern Time on May 19, 2024.
4.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the Annual Meeting. In order to be counted, the revocation or change must be received by 11:59 p.m. Eastern Time on May 21, 2024, or by 11:59 p.m. Eastern Time on May 19, 2024, in the case of instructions to the trustee of an employee savings plan.
To revoke your proxy or change your voting instructions:
▪
Vote again by telephone or at the internet website;

▪
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

▪
Shareholders of record may notify Howmet Aerospace’s Corporate Secretary’s Office in writing that a prior proxy is revoked; or

▪
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Shareholders of record and beneficial owners of shares may vote online during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes.

92   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting

5.
Who should I contact if I need assistance voting prior to the Annual Meeting?

Please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at 1-877-750-8315. Banks and brokers may call collect at 1-212-750-5833.
6.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
▪
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

▪
in the case of a contested proxy solicitation;

▪
to allow for the independent inspector of election to certify the results of the vote; or

▪
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

American Election Services, the independent proxy tabulator used by Howmet Aerospace, counts the votes and acts as the inspector of election for the 2024 Annual Meeting.
7.
Will there be a replay of the Annual Meeting webcast?

A replay of the Annual Meeting will be available on the company website at www.howmet.com under “Investors—Annual Meeting”.
8.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for the purposes of a quorum. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.
9.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our Annual Meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”
10.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2024 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   93

Questions and Answers about the Annual Meeting and Voting

11.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 25, 2024, the record date for the meeting, Howmet Aerospace had 408,382,588 shares of common stock outstanding. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the Annual Meeting. Under our Bylaws, assuming a quorum is present at the Annual Meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present virtually or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.
Item		Voting Options	Board Recommendation	Voting Required for Approval	Impact of Abstention	Impact of Broker Non-Vote
1.	Election of 10 directors to serve a one-year term expiring at the 2025 Annual Meeting of Shareholders	FOR, AGAINST or ABSTAIN (for each director nominee)	FOR each nominee	Votes for a nominee must exceed 50% of the votes cast with respect to that nominee	Not counted as votes cast; no effect on outcome	No effect
2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	Not applicable; brokers have discretion to vote on this item
3.	Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect
4.	Approval of the Howmet Aerospace Stock Incentive Plan, as amended and restated	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect
5.	Shareholder proposal regarding shareholder opportunity to vote on excessive golden parachutes	FOR, AGAINST or ABSTAIN	AGAINST	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect

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Questions and Answers about the Annual Meeting and Voting

12.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Howmet Aerospace’s Dividend Reinvestment and Stock Purchase Plan or employee savings plan, you will receive one Notice (or if you are an employee with a Howmet Aerospace email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-851-9677 (in the United States and Canada) or 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com.
13.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
Prior to the Annual Meeting, we will deliver promptly upon written or oral request a separate copy of the 2023 Annual Report, 2024 Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge Financial Services at 1-800-579-1639 or sending a an email to sendmaterial@proxyvote.com.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare Trust Company, N.A., at: 1-800-851-9677 (in the United States and Canada) 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com.
Shareholders owning their shares through a bank, broker or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee.
14.
May I nominate someone to be a director of Howmet Aerospace?

Yes, please see “Nominating Board Candidates” on page 16 for details on the procedures for shareholder nominations of director candidates.
15.
When are shareholder proposals for the 2025 annual meeting due?

To be considered for inclusion in the Company’s 2025 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 9, 2024. Address all shareholder proposals to Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2024 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2025 Annual Meeting, must be received by the Company at the above address no earlier than November 9, 2024 and no later than December 9, 2024, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2025 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 22, 2025 and no later than February 21, 2025. Address all notices of intention to present proposals at the 2025 Annual Meeting to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   95

Questions and Answers about the Annual Meeting and Voting

16.
Who pays for the solicitation of proxies?

Howmet Aerospace pays the cost of soliciting proxies. Proxies will be solicited by Howmet Aerospace on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
17.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2024 Proxy Statement and 2023 Annual Report are available at www.virtualshareholdermeeting.com/HWM2024 or can be accessed via the Company website at www.howmet.com under “Investors—Annual Meeting”.
18.
How may I obtain a copy of Howmet Aerospace’s Annual Report on Form 10-K and proxy materials?

The Company will provide without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2023 and the 2024 Proxy Statement for this Annual Meeting at your request.
Please direct all requests to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street
Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. These materials are also available on the Howmet Aerospace website at www.howmet.com.

96   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Questions and Answers about the Meeting and Voting—Additional Details Regarding the Virtual Annual Meeting

Additional Details Regarding the Virtual Annual Meeting
The 2024 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on Wednesday, May 22, 2024, at 12:00 p.m. Eastern Time at www.virtualshareholdermeeting.com/HWM2024. There will be no physical in-person meeting.
Attendance and Participation

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Our virtual Annual Meeting will be conducted via live webcast. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HWM2024. Shareholders will be able to vote their shares electronically during the Annual Meeting.
Shareholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number located on their Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. Online access will be available 15 minutes prior to the start of the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting.
Questions and Information Accessibility

The virtual Annual Meeting format allows shareholders to communicate with the Company during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2024, entering the 16-digit control number, typing your question into the “Ask a Question” field, and clicking “Submit.”
If you wish to submit a question prior to the Annual Meeting, you may do so beginning 5 days in advance of the meeting, by logging int to www.proxyvote.com entering your 16-digit control number. Once past the login screen, click on “Submit Question”.
Questions pertinent to the Annual Meeting will be answered in the live Question and Answer (Q&A) session during the Annual Meeting, subject to time constraints. Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on the virtual meeting platform. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our website at www.howmet.com under “Investors—Annual Meeting.” The questions and answers will be available as soon as practicable after the meeting.
Technical Difficulties

We have retained Broadridge Financial Solutions (“Broadridge”) to host the Annual Meeting virtually via live webcast. If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/HWM2024. Technical support will be available beginning at 11:45 a.m. Eastern Time on Wednesday, May 22, 2024.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   97

Attachments
Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I.
Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II.
Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III.
Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV.
Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V.
Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI.
All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   A-1

Attachments—Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services

VII.
Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII.
Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management, upon request, detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX.
Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or Vice President, Internal Audit and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

A-2   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Attachments—Attachment B—Howmet Aerospace Inc. Peer Group Companies

Attachment B—Howmet Aerospace Inc. Peer Group Companies
Proxy Peer Group for Market Information (n=18)

AMETEK Inc.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
BorgWarner Inc.	Parker-Hannifin Corporation	Textron Inc.
Dana Incorporated	Rockwell Automation, Inc.	The Timken Company
Dover Corporation	Snap-On Incorporated	TransDigm Group Incorporated
Fortive Corporation	Spirit AeroSystems Holdings, Inc.	Westinghouse Air Brake Technologies
Illinois Tool Works Inc.	Stanley Black & Decker, Inc.	Xylem Inc.
PRSU Peer Group—Aerospace and Defense Peer Group for Measuring Relative TSR Performance for 2023 Long-Term Incentives (n=19)

AAR Corp.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
The Boeing Company	Lockheed Martin Corporation	Textron Inc.
BWX Technologies, Inc.	Moog Inc.	TransDigm Group Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	Triumph Group, Inc.
General Dynamics Corporation	Parsons Corporation	Woodward Inc.
HEICO Corporation	RTX Corporation
Hexcel Corporation	Spirit AeroSystems Holdings, Inc.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   B-1

Attachments—Attachment C—Calculation of Financial Measures

Attachment C—Calculation of Financial Measures
Non-GAAP Financial Measures

Some of the information included in this document is derived from Howmet Aerospace’s consolidated financial information but is not presented in Howmet Aerospace’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found below.
Reconciliation of Net Income Excluding Special Items and Diluted Earnings Per Share (EPS) Excluding Special Items

($ in millions except per share and share amounts)	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
Net income	$765	$469	$258
Diluted earnings per share (EPS)	$1.83	$1.11	$0.59
Special items:
Restructuring and other charges	23	56	90
Discrete tax items(1)	(9)	(8)	9
Other special items
Debt tender fees and related costs	2	2	147
Plant fire costs (reimbursements), net	(12)	36	(3)
Collective bargaining agreement negotiations	8	—	—
(Settlement) judgment from legal proceeding	(24)	65	—
Legal and other advisory reimbursements	—	(3)	(4)
Costs associates with closures, supply chain disruptions, and other items	13	3	35
Total Other special items	(13)	103	175
Tax impact(2)	—	(27)	(90)
Net income excluding Special items	$766	$593	$442
Diluted EPS excluding Special items	$1.84	$1.40	$1.01
Average number of shares—diluted EPS excluding Special items	415,956,582	421,438,922	435,471,834
Net income excluding Special items and Diluted EPS excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income determined under GAAP as well as Net income excluding Special items and Diluted EPS excluding Special items.
(1)
Discrete tax items for each period included the following:

▪
for the year ended December 31, 2023, a charge for a tax reserve established in France $20, a benefit to release a valuation allowance related to U.S. foreign tax credits ($14), an excess benefit for stock compensation ($9), a benefit to release a valuation allowance related to U.S. state tax losses and tax credits ($2), a benefit to revalue deferred taxes for changes to apportioned U.S. state tax rates ($2), and a net benefit for other small items ($2);

▪
for the year ended December 31, 2022, a charge to record a valuation allowance related to U.S. foreign tax credits $12, a benefit to release a valuation allowance related to an interest carryforward tax attribute in the U.K. ($6), an excess benefit

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   C-1

Attachments—Attachment C—Calculation of Financial Measures

for stock compensation ($6), a benefit related to a tax depreciation accounting method change ($5), and a benefit related to prior year foreign earnings distributed ($3); and
▪
for the year ended December 31, 2021, a net benefit related to prior year amended returns and audit settlements ($14), a charge related to prior year foreign earnings distributed or no longer considered permanently reinvested $13, a net charge related to valuation allowance adjustments $9, and a net charge for other items $1.

(2)
The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company’s consolidated estimated annual effective tax rate is itself a Special item.

Reconciliation of Adjusted Ebitda, Adjusted Ebitda Excluding Special Items and Adjusted Ebitda Margin Excluding Special Items

($ in millions)	Twelve months ended December 31, 2023	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Third-party sales	$6,640	$5,663	$4,972	$5,259
Operating income	$1,203	$919	$748	$626
Operating income margin	18.1%	16.2%	15.0%	11.9%
Net income(1)	$765	$469	$258	$211
Add:
Provision (benefit) for income taxes	$210	$137	$66	$(40)
Other expense, net	8	82	19	74
Loss on debt redemption	2	2	146	64
Interest expense, net	218	229	259	317
Restructuring and other charges	23	56	90	182
Provision for depreciation and amortization	272	265	270	279
Adjusted EBITDA	$1,498	$1,240	$1,108	$1,087
Add:
Plant fire (reimbursements) costs, net	$(12)	$36	$(4)	$(3)
Collective bargaining agreement negotiations	8	—	—	—
Legal and other advisory reimbursements	—	(3)	(4)	(12)
Costs associated with closures, supply chain disruptions, and other items	14	3	35	3
Costs associated with the Arconic Inc. Separation Transaction	—	—	—	7
Adjusted EBITDA excluding Special items	$1,508	$1,276	$1,135	$1,082
Adjusted EBITDA Margin excluding Special items	22.7%	22.5%	22.8%	20.6%
(1)
The 2020 amount of $211 reflects income from continuing operations. There was no income from discontinued operations in 2021, 2022, or 2023, and the amounts shown in the table reflect both net income and income from continuing operations for those years.

Adjusted EBITDA, Adjusted EBITDA excluding Special items, and Adjusted EBITDA Margin excluding Special items are non-GAAP financial measures. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that the foregoing measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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Attachments—Attachment C—Calculation of Financial Measures

RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED EBITDA EXCLUDING SPECIAL ITEMS AND ADJUSTED EBITDA MARGIN EXCLUDING SPECIAL ITEMS

($ in millions)	Twelve months ended December 31, 2022 (2022 LTI Result)	Twelve months ended December 31, 2021 (2021 LTI Result)
Third-party sales	$5,663	$4,972
Operating income	$919	$748
Operating income margin	16.2%	15.0%
Net income	$469	$258
Add:
Provision for income taxes	$137	$66
Other expense, net	82	19
Loss on debt redemption	2	146
Interest expense, net	229	259
Restructuring and other charges	56	90
Provision for depreciation and amortization	265	270
Adjusted EBITDA	$1,240	$1,108
Add:
Plant fire costs (reimbursements), net	$36	$(4)
Legal and other advisory reimbursements	(3)	(4)
Costs associated with closures, supply chain disruptions, and other items	3	35
Adjustment for performance-based restricted share units(1)	11	3
Adjusted EBITDA excluding Special items	$1,287	$1,138
Third-party sales	$5,663	$4,972
Adjustment for performance-based restricted share units(1)	67	15
Adjusted sales	$5,730	$4,987
Adjusted EBITDA Margin excluding Special items	22.5%	22.8%
Adjusted EBITDA, Adjusted EBITDA excluding Special items and Adjusted EBITDA Margin excluding Special items are non-GAAP financial measures. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that the foregoing measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA, Adjusted EBITDA excluding Special items and Adjusted EBITDA Margin excluding Special items presented may not be comparable to similarly titled measures of other companies.
Additionally, Adjusted sales is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because it is reflective of historical revenue performance.
(1)
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates and other adjustments realized in actual results to those contemplated in Howmet Aerospace’s plan.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   C-3

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Free Cash Flow

($ in millions)	2023	2022
Cash provided from operations	$901	$733
Capital expenditures	(219)	(193)
Free cash flow	$682	$540
The Accounts Receivable Securitization program remains unchanged at $250 outstanding.
Free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company’s asset base and are expected to generate future cash flows from operations). It is important to note that Free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

C-4   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated
SECTION 1. PURPOSE. The purpose of the Howmet Aerospace Stock Incentive Plan is to encourage selected Directors and Employees to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.
SECTION 2. DEFINITIONS. As used in the Plan, the following terms have the meanings set forth below:
“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the U.S. Securities Exchange Act of 1934, as amended.
“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.
“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.
“Board” means the Board of Directors of the Company.
“Change in Control” means the occurrence of an event set forth in any one of the following paragraphs:
(a)
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934, as amended) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the U.S. Securities Exchange Act of 1934, as amended) of 30% or more of either (A) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes hereof, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (iv) any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition;

(b)
individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 24, 2017 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board unless and until such individual is elected to the Board at an annual meeting of the Company occurring after the date such individual initially assumed office, so long as such election occurs pursuant to a nomination approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, which nomination is not made pursuant to a Company contractual obligation;

(c)
consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   D-1

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 55% or more of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto (except as otherwise specified herein).
“Committee” means the Compensation and Benefits Committee of the Board, any successor to such committee or a subcommittee thereof or, if the Board so determines, another committee of the Board, in each case composed of no fewer than two directors, each of whom is a Non-Employee Director. In accordance with Section 3(b) of the Plan, “Committee” shall include the Board for purposes of Awards granted to Directors.
“Company” means Howmet Aerospace Inc., a Delaware corporation (formerly known as Arconic Inc., and prior to that, Alcoa Inc.), including any successor thereto.
“Contingency Period” has the meaning set forth in SECTION 8.
“Director” means a member of the Board who is not an Employee.
“Employee” means any employee (including any officer or employee director) of the Company or of any Subsidiary.
“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split (including a reverse stock split), spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
“Executive Officer” means an officer who is designated as an executive officer by the Board or by its designees in accordance with the definition of executive officer under Rule 3b-7 of the U.S. Securities Exchange Act of 1934, as amended.
“Exercisable Time-Based Award” has the meaning set forth in SECTION 12.
“Fair Market Value” with respect to Shares on any given date means the closing price per Share on that date as reported on the New York Stock Exchange or other stock exchange on which the Shares principally trade. If the New York Stock Exchange or such other exchange is not open for business on the date fair market value is being determined, the closing price as reported for the immediately preceding business day on which that

D-2   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

exchange is open for business will be used. For avoidance of doubt, for tax purposes upon settlement of an Award, the fair market value of the Shares may be determined using such other methodology as may be required by applicable laws or as appropriate for administrative reasons.
“Family Member” has the same meaning as such term is defined in Form S-8 (or any successor form) promulgated under the U.S. Securities Act of 1933, as amended.
“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3) under the U.S. Securities Exchange Act of 1934, as amended, or any successor definition adopted by the U.S. Securities and Exchange Commission.
“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. All Options granted under the Plan are intended to be nonqualified stock options for purposes of the Code.
“Other Awards” has the meaning set forth in SECTION 10.
“Outstanding Qualified Performance-Based Awards” shall mean any Awards granted prior to, and that are outstanding as of, February 12, 2019 (the “Third Restatement Date”) and that are intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For avoidance of doubt, all provisions of the Plan governing Outstanding Qualified Performance Awards that were in effect prior to the Third Restatement Date shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the Third Restatement Date.
“Participant” means an Employee or a Director who is selected to receive an Award under the Plan.
“Performance Award” means any award granted pursuant to SECTION 11 and, as applicable, SECTION 13 hereof in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or other awards of property, including cash, that have a performance feature described in SECTION 11 and/or SECTION 13.
“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.
“Plan” means this Howmet Aerospace Stock Incentive Plan, as amended and restated and as may be further amended from time to time. The Plan constitutes an amendment, restatement and renaming of the 2013 Howmet Aerospace Stock Incentive Plan.
“Replacement Award” means an Award resulting from adjustments or substitutions referred to in Section 4(f) herein, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic company listing standards of the New York Stock Exchange.
“Restricted Shares” has the meaning set forth in SECTION 8.
“Restricted Share Unit” has the meaning set forth in SECTION 9.
“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.
“Shares” means the shares of common stock of the Company, $1.00 par value.
“Stock Appreciation Right” means any right granted under SECTION 7.
“Subsidiary” means any corporation or other entity in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation or entity,

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.
“Time-Based Award” means any Award granted pursuant to the Plan that is not a Performance Award.
SECTION 3. ADMINISTRATION.
(a)
Administration by the Committee. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Employee Participant hereunder; (iii) determine the number of Shares to be covered by each Employee Award granted hereunder; (iv) determine the terms and conditions of any Employee Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Employee Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Employee Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Employee Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Participant’s termination of service for purposes of Awards granted under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, including, without limiting the generality of the foregoing, make any determinations necessary to effectuate the purpose of Section 12(a)(v) below. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any shareholder; provided that the Board shall approve any decisions affecting Director Awards.

(b)
Administration by the Board. The Board shall have full power and authority, upon the recommendation of the Governance and Nominating Committee of the Board to: (i) select the Directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Director Participant hereunder; (iii) determine the number of Shares to be covered by each Director Award granted hereunder; (iv) determine the terms and conditions of any Director Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Director Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Director Awards may be settled in cash, Shares or other property or canceled or suspended; and (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to a Director Award under this Plan shall be deferred either automatically or at the election of the Director. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Director, together with cash compensation paid to the Director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000. For avoidance of doubt, compensation shall count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

SECTION 4. SHARES SUBJECT TO THE PLAN.
(a)
Number of Shares Reserved under the Plan. Subject to the adjustment provisions of Section 4(f) below and the provisions of Section 4(b), commencing May 14, 2019, up to 66,666,666 Shares may be issued under the Plan. Each Share issued pursuant to an Award other than an Option or a Stock Appreciation Right shall count as 2.33 Shares for purposes of the foregoing authorization. Each Share issued pursuant to an Option or Stock Appreciation Right shall be counted as one Share for each Option or Stock Appreciation Right.

(b)
Share Replenishment. In addition to the Shares authorized by Section 4(a), Shares underlying Awards that are granted under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award, shall become available for issuance under the Plan. The following Shares shall not become available for issuance under the Plan: (i) Shares tendered in payment of an Option or other Award, and (ii) Shares withheld for taxes. Shares purchased by the Company using Option proceeds shall not be added to the Plan limit and if Stock Appreciation Rights are settled in Shares, each Stock Appreciation Right shall count as one Share whether or not Shares are actually issued or transferred under the Plan.

(c)
Issued Shares. Shares shall be deemed to be issued hereunder only when and to the extent that payment or settlement of an Award is actually made in Shares. Notwithstanding anything herein to the contrary, the Committee may at any time authorize a cash payment in lieu of Shares, including without limitation if there are insufficient Shares available for issuance under the Plan to satisfy an obligation created under the Plan.

(d)
Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

(e)
Substitute Awards; Acquired Plans. Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares (i) shall not be made after the date awards could have been made under the terms of the pre-existing plan, absent the acquisition or combination; (ii) shall be made only to individuals who were not employed by or providing services to the Company or its Affiliates prior to such acquisition or combination; and (iii) shall otherwise be granted in accordance with the requirements of the New York Stock Exchange or such other stock exchange on which the Shares trade.

(f)
Adjustments. Subject to SECTION 12:

(i)
Corporate Transactions other than an Equity Restructuring. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(d) hereof); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Outstanding Qualified Performance-Based Award shall be made consistent with the requirements of Section 162(m).

In the event of any transaction or event described above in this Section 4(f)(i) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in applicable laws or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take actions, including but not limited to any one or more of the following actions, whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided that the number of Shares subject to any Award will always be a whole number:
(A)
To provide for either (I) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described above in this Section 4(f)(i) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (II) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(B)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)
To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(D)
To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby; or

(E)
To provide that the Award cannot vest, be exercised or become payable after such event.

(ii)
Equity Restructuring. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 4(f), the Committee will adjust the terms of the Plan and each outstanding Award as it deems equitable to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(d) hereof); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 4(f)(ii) will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Committee will determine whether an adjustment is equitable and the number of Shares subject to any Award will always be a whole number.

SECTION 5. ELIGIBILITY AND VESTING REQUIREMENTS.
(a)
Eligibility. Any Director or Employee shall be eligible to be selected as a Participant.

(b)
Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, all awards granted under the Plan after its approval by shareholders at the Company’s 2019 Annual Meeting of Shareholders shall have a minimum vesting period of one year measured from the date of grant; provided, however, that up to 5% of the Shares available for future distribution under the Plan on or after such date may be granted without such minimum vesting requirement. Nothing in this Section 5(b) shall limit the Company’s ability to grant Awards that contain rights to accelerated vesting on a termination of employment or service (or to

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

otherwise accelerate vesting), or limit any rights to accelerated vesting in connection with a Change in Control, as provided in SECTION 12 of the Plan and this Section 5(b) shall not limit the adjustment provisions of Section 4(f). In addition, the minimum vesting requirement set forth in this Section 5(b) shall not apply to (i) Substitute Awards; (ii) Director Awards which vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting); (iii) Awards settled solely in cash; or (iv) Awards granted in lieu of cash compensation otherwise due to the Participant.
SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this SECTION 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case.
(a)
Option Price. The purchase price (or Option price) per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(f) or Substitute Awards, such purchase price shall not be less than the Fair Market Value of one Share on the date of the grant of the Option. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on an Option.

(b)
Option Period. The term of each Option granted hereunder shall not exceed ten years from the date the Option is granted.

(c)
Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

(d)
Method of Exercise. Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total Option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants on such terms and conditions as the Committee may determine, subject to the requirements of the Plan. A Stock Appreciation Right shall confer on the holder a right to receive, upon exercise, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 4(f), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof, as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on a Stock Appreciation Right.
(a)
Grant Price. The grant price for a Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in Section 4(f) and Substitute Awards, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.

(b)
Term. The term of each Stock Appreciation Right shall not exceed ten years from the date of grant, or if granted in tandem with an Option, the expiration date of the Option.

(c)
Time and Method of Exercise. The Committee shall establish the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

SECTION 8. RESTRICTED SHARES.
(a)
Definition. A Restricted Share means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote such Share), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(b)
Issuance. A Restricted Share Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Contingency Period”). Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 8 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted. The terms and conditions of Restricted Share Awards need not be the same with respect to each recipient.

(c)
Registration. Any Restricted Share issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.

(d)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter or as otherwise set forth in the terms and conditions of an Award, upon termination of service for any reason during the Contingency Period, all Restricted Shares still subject to any contingency or restriction shall be forfeited by the Participant and reacquired by the Company.

(e)
Section 83(b) Election. A Participant may, with the consent of the Company, make an election under Section 83(b) of the Code to report the value of Restricted Shares as income on the date of grant.

SECTION 9. RESTRICTED SHARE UNITS.
(a)
Definition. A Restricted Share Unit is an Award of a right to receive, in cash or Shares, as the Committee may determine, the Fair Market Value of one Share, the grant, issuance, retention and/or vesting of which is subject to such terms and conditions as the Committee may determine at the time of the grant, which shall not be inconsistent with this Plan.

(b)
Terms and Conditions. In addition to the terms and conditions that may be established at the time of a grant of Restricted Share Unit Awards, the following terms and conditions apply:

(i)
Restricted Share Unit Awards may not be sold, pledged (except as permitted under Section 15(a)) or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction or performance period lapses.

(ii)
Shares (including securities convertible into Shares) subject to Restricted Share Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 9 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(iii)
The terms and conditions of Restricted Share Unit Awards need not be the same with respect to each recipient.

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

SECTION 10. OTHER AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Awards”) may be granted to Participants. Other Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The terms and conditions of Other Awards need not be the same with respect to each recipient.
SECTION 11. PERFORMANCE AWARDS. Awards with a performance feature are referred to as “Performance Awards”. Performance Awards may be granted in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or Other Awards with the features and restrictions applicable thereto. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award, provided that the minimum performance period shall be one year. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in SECTION 12, each Performance Award shall be paid following the end of the Performance Period or, if later, the date on which any applicable contingency or restriction has ended. Unless otherwise determined by the Committee, Performance Awards granted to Executive Officers will be subject to the additional terms set forth in SECTION 13.
SECTION 12. CHANGE IN CONTROL PROVISIONS.
(a)
Effect of a Change in Control on Existing Awards under this Plan. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(i)
any Time-Based Award consisting of Options, Stock Appreciation Rights or any other Time-Based Award in the form of rights that are exercisable by Participants upon vesting (“Exercisable Time-Based Award”), that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become vested and exercisable, unless replaced by a Replacement Award;

(ii)
any Time-Based Award that is not an Exercisable Time-Based Award that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become free of all contingencies, restrictions and limitations and shall become vested and transferable, unless replaced by a Replacement Award;

(iii)
any Replacement Award for which an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest and become exercisable in accordance with the vesting schedule and term for exercisability that applied to the corresponding Exercisable Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Howmet Aerospace Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Howmet Aerospace Inc. Change in Control Severance Plan), such Award shall become vested and exercisable to the extent outstanding at the time of such termination of service. Any Replacement Award that has become vested and exercisable pursuant to this paragraph shall expire on the earlier of (A) thirty six (36) months following the date of termination of such Participant’s service (or, if later, the conclusion of the applicable post-termination exercise period pursuant to the applicable Award Agreement) and (B) the last day of the term of such Replacement Award;

(iv)
any Replacement Award for which a Time-Based Award that is not an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest in accordance with the vesting schedule that applied to the corresponding Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Howmet Aerospace Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

defined in the Howmet Aerospace Inc. Change in Control Severance Plan), such Award shall become free of all contingencies, restrictions and limitations and become vested and transferable to the extent outstanding;
(v)
any Performance Award shall be converted so that such Award is no longer subject to any performance condition referred to in SECTION 11 above, but instead is subject to the passage of time, with the number or value of such Replacement Award determined as follows: (A) if 50% or more of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be based on actual performance during the Performance Period; or (B) if less than 50% of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be the target number or value. Paragraphs (i) through (iv) above shall govern the terms of such Time-Based Award.

(b)
Change in Control Settlement. Notwithstanding any other provision of this Plan, if approved by the Committee, upon a Change in Control, a Participant may receive a cash settlement under clauses (i) and (ii) below of existing Awards that are vested and exercisable as of the date on which such Change in Control shall be deemed to have occurred:

(i)
a Participant who holds an Option or Stock Appreciation Right may, in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right, surrender the Option or Stock Appreciation Right to the Company and receive cash, within 30 days of the Change in Control in an amount equal to the amount by which the Fair Market Value of the Shares on the date of the Change in Control exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right; and

(ii)
a Participant who holds Restricted Share Units may, in lieu of receiving Shares which have vested under Section 12(a)(ii) of this Plan, receive cash, within 30 days of a Change in Control (or at such other time as may be required to comply with Section 409A of the Code), in an amount equal to the Fair Market Value of the Shares on the date of the Change in Control multiplied by the number of Restricted Share Units held by the Participant.

SECTION 13. PERFORMANCE AWARDS GRANTED TO EXECUTIVE OFFICERS.
(a)
Notwithstanding any other provision of this Plan, if the Committee grants a Performance Award to a Participant who is an Executive Officer, such Performance Award will be subject to the terms of this SECTION 13, unless otherwise expressly determined by the Committee.

(b)
If an Award is subject to this SECTION 13 and is not an Option or a Stock Appreciation Right, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement by the Company on a consolidated basis, by specified Subsidiaries or divisions or business units of the Company, and/or by the individual Participant, as appropriate, of one or more performance goals established by the Committee. Performance goals shall be based on such measures as selected by the Committee in its discretion, including, without limitation, (i) GAAP or non-GAAP metrics, (ii) total shareholder return or other return-based metrics, (iii) operational, efficiency-based, strategic corporate or personal professional objectives, (iv) sustainability or compliance targets or (v) any other metric that is capable of measurement as determined by the Committee. Performance goals may be calculated to exclude special items, unusual or infrequently occurring items or nonrecurring items or may be normalized for fluctuations in market forces, including, but not limited to, foreign currency exchange rates and the price of aluminum on the London Metal Exchange. Performance goals shall be set by the Committee (and any adjustments shall be made by the Committee, subject to Section 15(d)) within the first 25% of the Performance Period.

(c)
Notwithstanding any provision of this Plan other than Section 4(f) and SECTION 12, with respect to any Award that is subject to this SECTION 13 (other than an Option or a Stock Appreciation Right), the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals.

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Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

(d)
Subject to the adjustment provisions of Section 4(f), with respect to Awards subject to this SECTION 13, no Participant may be granted Options and/or Stock Appreciation Rights in any calendar year with respect to more than 3,333,333 Shares, or Restricted Share Awards or Restricted Share Unit Awards covering more than 1,500,000 Shares. The maximum dollar value payable with respect to Performance Awards that are valued with reference to property other than Shares and granted to any Participant in any one calendar year is $15,000,000.

SECTION 14. AMENDMENTS AND TERMINATION. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that notwithstanding any other provision in this Plan, no such amendment, alteration, suspension, discontinuation or termination shall be made: (a) without shareholder approval, if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the Shares trade; or (b) without the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award, except as provided in Sections 15(e) and 15(f). Notwithstanding anything to the contrary herein, the Committee may unilaterally amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States or to qualify for or comply with any tax or regulatory requirement for which or with which the Board or Committee deems it necessary or desirable to qualify or comply.
SECTION 15. GENERAL PROVISIONS.
(a)
Transferability of Awards. Awards may be transferred by will or the laws of descent and distribution. Except as set forth herein, awards shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Unless otherwise provided by the Committee or limited by applicable laws, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless otherwise provided by the Committee or limited by applicable laws, Awards may be transferred to one or more Family Members, individually or jointly, or to a trust whose beneficiaries include the Participant or one or more Family Members under terms and conditions established by the Committee. The Committee shall have authority to determine, at the time of grant, any other rights or restrictions applicable to the transfer of Awards; provided however, that no Award may be transferred to a third party for value or consideration. Except as provided in this Plan or the terms and conditions established for an Award, any Award shall be null and void and without effect upon any attempted assignment or transfer, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce or trustee process or similar process, whether legal or equitable.

(b)
Award Entitlement. No Employee or Director shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.

(c)
Terms and Conditions of Award. The prospective recipient of any Award under the Plan shall be deemed to have become a Participant subject to all the applicable terms and conditions of the Award upon the grant of the Award to the prospective recipient, unless the prospective recipient notifies the Company within 30 days of the grant that the prospective recipient does not accept the Award. This Section 15(c) is without prejudice to the Company’s right to require a Participant to affirmatively accept the terms and conditions of an Award.

(d)
Award Adjustments. The Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   D-11

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

(e)
Committee Right to Cancel. If the following events occur, the Committee shall have full power and authority to determine whether and to what extent any Award shall be canceled or suspended at any time prior to a Change in Control:

(i)
in the event a Participant violates any agreement in place with the Company or a Subsidiary, such as a non-competition agreement, settlement agreement or confidentiality agreement, the violation of which is injurious to the Company or any Subsidiary, monetarily, reputationally or otherwise;

(ii)
in the event of the Participant’s fraudulent conduct or willful engagement in conduct, in each case which is injurious to the Company or any Subsidiary, monetarily, reputationally or otherwise;

(iii)
in the event of a clawback of Awards as described in Section 15(f);

(iv)
in order to comply with applicable laws as described in Section 15(h); or

(v)
in the event of the Participant’s violation of the Company’s Code of Conduct or applicable law, in each case which is injurious to the Company or any Subsidiary, monetarily, reputationally or otherwise.

For purposes of clause (ii), no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company or a Subsidiary.
In the event of a dispute concerning the application of this Section 15(e), no claim by the Company shall be given effect unless the Board determines that there is clear and convincing evidence that the Committee has the right to cancel an Award or Awards hereunder, and the Board finding to that effect is adopted by the affirmative vote of not less than three quarters of the entire membership of the Board (after reasonable notice to the Participant and an opportunity for the Participant to provide information to the Board in such manner as the Board, in its sole discretion, deems to be appropriate under the circumstances).
(f)
Clawback. Notwithstanding any other provision of the Plan to the contrary, in its sole and absolute discretion, the Board may, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards and including any Shares, cash, sale proceeds or other benefits received pursuant to a vested Award) previously granted to or vested in an Employee during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement of its financial statements if: (i) the amount of the Award, whether on grant or vesting, was calculated based upon the achievement of certain financial results that were subsequently the subject of the restatement and (ii) the amount of the Award had the financial results been properly reported would have been lower than the amount actually awarded (such provision, the “Excess Compensation Clawback”); provided, however, that if an Employee is subject to the Company’s Executive Officer Incentive Compensation Recovery Policy, then the Employee’s Awards will be subject to the terms and conditions of such Policy in lieu of the foregoing Excess Compensation Clawback. Furthermore, all Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction.

(g)
Stock Certificate Legends. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h)
Compliance with Securities Laws and Other Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws, rules, regulations, stock

D-12   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

exchange listing or other requirements to which such offer, if made, would be subject. Without limiting the foregoing, the Company shall have no obligation to issue or deliver Shares pursuant to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or procurement of any ruling or determination of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration, qualification or determination is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.
(i)
Dividends. No Award of Options or Stock Appreciation Rights shall have the right to receive dividends or dividend equivalents. A recipient of an Award of Restricted Shares shall receive dividends on the Restricted Shares, subject to this Section 15(i) and such other contingencies or restrictions, if any, as the Committee, in its sole discretion, may impose. Dividend equivalents shall accrue on Restricted Share Units (including Restricted Share Units that have a performance feature) and shall only be paid if and when such Restricted Share Units vest. Dividend equivalents that accrue on Restricted Share Units will be calculated at the same rate as dividends paid on the common stock of the Company. Notwithstanding any provision herein to the contrary, no dividends or dividend equivalents shall be paid on Restricted Share Units that have not vested or on Restricted Share Units that have not been earned during a Performance Period and in no event shall any other Award provide for the Participant’s receipt of dividends or dividend equivalents in any form prior to the vesting of such Award or applicable portion thereof.

(j)
Consideration for Awards. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(k)
Delegation of Authority by Committee. The Committee may delegate to one or more Directors or Executive Officers, or to a committee of Executive Officers, the right to grant Awards to Employees who are not Executive Officers or Directors of the Company and to cancel or suspend Awards to Employees who are not Executive Officers or Directors of the Company. The Committee may delegate other of its administrative powers under the Plan to the extent not prohibited by applicable laws.

(l)
Tax Obligations. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of Tax Obligations due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Tax Obligations, including without limitation requiring the Participant to pay cash, withholding otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld, forcing the sale of Shares issued pursuant to an Award (or exercise or vesting thereof) having a fair market value equal to the amount required to be withheld, or requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the amount required to be withheld. For purposes of the foregoing, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all U.S. Federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or a Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or a Subsidiary, as applicable), the Company’s (or a Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes, social insurance, social security liabilities or premium for which the Participant has an obligation, or which the Participant has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder). Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   D-13

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award. All personal taxes applicable to any Award under the Plan are the sole liability of the Participant.
(m)
Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(n)
Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware, United States of America, without reference to principles of conflict of laws, and construed accordingly.

(o)
Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(p)
Awards to Non-U.S. Employees. Awards may be granted to Employees and Directors who are foreign nationals or residents or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees and Directors who are not foreign nationals or residents or who are employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law, regulations or tax policy. Without limiting the generality of the foregoing, the Committee or the Board, as applicable, are specifically authorized to (i) adopt rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (ii) adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as may be deemed desirable to accommodate foreign laws, regulations and practice. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s or a Subsidiary’s obligation with respect to tax equalization for Employees on assignments outside their home countries. Notwithstanding the discretion of the Committee under this section 15(p), the Participant remains solely liable for any applicable personal taxes.

(q)
Repricing Prohibited. Except as provided in Section 4(f), the terms of outstanding Options or Stock Appreciation Rights may not be amended, and action may not otherwise be taken without shareholder approval, to: (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) replace outstanding Options or Stock Appreciation Rights in exchange for other Awards or cash at a time when the exercise price of such Options or Stock Appreciation Rights is higher than the Fair Market Value of a Share.

(r)
Deferral. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash or other property to the extent that such deferral complies with Section 409A of the Code. The Committee may also authorize the payment or crediting of interest, dividends or dividend equivalents on any deferred amounts.

(s)
Compliance with Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee and notwithstanding any other provision of the Plan, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, payment, distribution, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a Participant’s termination of employment will be

D-14   |   HOWMET AEROSPACE   2024 PROXY STATEMENT

Attachments—Attachment D—Howmet Aerospace Stock Incentive Plan, as Amended and Restated

made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of termination of employment with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code in order to make payment of an Award upon a Change in Control, the applicable transaction or event described in SECTION 2 must qualify as a change in the ownership or effective control of the Company or as a change in the ownership of a substantial portion of the assets of the Company pursuant to Section 409A(a)(2)(A)(v) of the Code, and if it does not, then unless otherwise specified in the applicable Award Agreement, payment of such Award will be made on the Award’s original payment schedule or, if earlier, upon the death of the Participant. Although the Company may attempt to avoid adverse tax treatment under Section 409A of the Code, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(t)
Effect of Headings. The Section headings and subheadings herein are for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 16. EFFECTIVE DATE; TERM OF PLAN.
The Plan initially became effective upon its approval by the Company’s shareholders on May 3, 2013 and has been subsequently amended and restated by the Board and re-approved by shareholders in accordance with applicable law. On February 8, 2024, the Board approved a seventh amendment and restatement of the Plan, subject to approval by the Company’s shareholders on May 22, 2024 and effective as of such shareholder approval date. For avoidance of doubt, no amendment or restatement of the Plan shall affect the terms or conditions of any Outstanding Qualified Performance-Based Award, to the extent that it would result in a material modification of such Award within the meaning of P.L. 115-97, Section 13601(e)(2).
The Plan shall remain in effect until May 22, 2034 unless terminated earlier by the Board pursuant to SECTION 14. No Award shall be granted pursuant to the Plan after the Plan has been terminated, but Awards granted before the date the Plan is terminated may extend beyond that date pursuant to their terms.

HOWMET AEROSPACE   2024 PROXY STATEMENT   |   D-15

HOWMET AEROSPACE | 2024 PROXY STATEMENT

www.howmet.com

HOWMET AEROSPACE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42504-P07970 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOWMET AEROSPACE INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. James F. Albaugh	☐	☐	☐
1b. Amy E. Alving	☐	☐	☐
1c. Sharon R. Barner	☐	☐	☐
1d. Joseph S. Cantie	☐	☐	☐
1e. Robert F. Leduc	☐	☐	☐
1f. David J. Miller	☐	☐	☐
1g. Jody G. Miller	☐	☐	☐
1h. John C. Plant	☐	☐	☐
1i. Ulrich R. Schmidt	☐	☐	☐
1j. Gunner S. Smith	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following Proposal:

	For	**Against**	**Abstain**
5. Shareholder Proposal regarding shareholder opportunity to vote on excessive golden parachutes.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1b. Amy E. Alving1a. James F. Albaugh1f. David J. Miller1d. Joseph S. Cantie1c. Sharon R. Barner1e. Robert F. Leduc1h. John C. Plant1g. Jody G. Miller1i. Ulrich R. Schmidt1j. Gunner S. Smith1. Election of DirectorsThe Board of Directors recommends you vote FOR eachdirector nominee:The Board of Directors recommends you vote FOR thefollowing Proposals:The Board of Directors recommends you vote AGAINSTthe following Proposal:NOTE: Such other business as may properly come before themeeting or any adjournment thereof.Nominees:! ! !! ! !! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by11:59 p.m. Eastern Time on May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Time onMay 19, 2024 for shares held in the Howmet Aerospace Employee Savings Plan. Have your proxy cardin hand when you access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HWM2024You may attend the meeting via the Internet and vote during the meeting. Have the information that isprinted in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Timeon May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 19, 2024 for sharesheld in the Howmet Aerospace Employee Savings Plan. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or returnit to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards, and annual reports electronically via email or the internet.To sign up for electronic delivery, please follow the instructions above to vote using the internet and,when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V42505-P07970HOWMET AEROSPACE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERS ON MAY 22, 2024The shareholder(s) hereby appoint(s) Kenneth J. Giacobbe, Neil E. Marchuk and Barbara L. Shultz, or each of them, attorneys and proxies, withfull power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Howmet Aerospace Inc.that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 p.m. Eastern Time on Wednesday,May 22, 2024, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions setforth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct ofthe meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Howmet Aerospace Inc., its subsidiariesor affiliates with respect to shares of common stock of Howmet Aerospace, Inc. held by the undersigned under any such plans. Your votinginstructions must be received by 11:59 p.m. Eastern Time on May 19, 2024, or the trustee will vote your plan shares in the same proportionas those plan shares for which instructions have been received.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS AREMADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OFDIRECTORS, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE